                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant     [   ]
Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                           MICRO HEALTHSYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)
                                      N/A
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[   ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item
         22(a)(2).
[   ]    $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

        1)      Title of each class of securities to which transaction applies:

        ...............................................................

        2)      Aggregate number of securities to which transaction applies:

        ..............................................................

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ..............................................................

        4)      Proposed maximum aggregate value of transaction:

        ..............................................................

        5)      Total fee paid:

        ..............................................................

[ X ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

                ......................................................

        2)      Form, Schedule or Registration Statement No.:

                ......................................................

        3)      Filing Party:

                ......................................................

        4)      Date Filed:

                ......................................................

MICRO HEALTHSYSTEMS, INC.
414 Eagle Rock Avenue
West Orange, New Jersey  07052
(201) 731-9252

NOTICE OF ANNUAL MEETING
OF STOCKHOLDER TO BE HELD
OCTOBER 10, 1995

To the Stockholders of MICRO Healthsystems, Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of MICRO Healthsystems, Inc., a Delaware corporation (the "Company"), which will be held on Tuesday, October 10, 1995, at 10:00 a.m., local time, at 414 Eagle Rock Avenue, West Orange, New Jersey, for the following purposes:

1. To approve the proposal to amend and restate the Company's Certificate of Incorporation to increase the authorized common stock of the Company, $.01 par value per share, from 10,000,000 to 30,000,000 shares, and to authorize 10,000,000 shares of preferred stock of the Company, par value $.01 per share;

2. To approve the proposal to change the name of the Company from "MICRO Healthsystems, Inc." to "US SerVis, Inc.";

3. To approve the issuance in a private sale of units consisting of (i) 1,500,000 shares of the Company's Series A Convertible Preferred Stock, (ii) warrants to purchase 390,000 shares of the Company's Common Stock at $0.10 per share and (iii) warrants to purchase 198,000 shares of the Company's Common Stock at $3.50 per share, for an aggregate consideration of $6,000,000;

4. To elect eight directors to serve until the 1996 Annual Meeting of the stockholders of the Company;

5. To approve a plan to restructure the Company into a holding company as described herein; and

6. To consider such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on August 21, 1995 will be entitled to notice of and to vote at the meeting and at any adjournment thereof.

Accompanying this notice is a Proxy Statement, a form of proxy and a copy of our (i) Annual Report on Form 10-K, (ii) Amendment No. 1 to Annual Report on Form 10-K/A, and (iii) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1995, as filed with the Securities and Exchange Commission.

WE HOPE YOU ATTEND THE MEETING IN PERSON, BUT, IF YOU CANNOT, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING.

                                         By Order of the Board of Directors

                                         MICHAEL B. LOSCALZO,
                                         Vice President of Finance and Treasurer

West Orange, New Jersey
September 18, 1995

                           MICRO HEALTHSYSTEMS, INC.
                             414 Eagle Rock Avenue
                             West Orange, NJ 07052


                                PROXY STATEMENT

The Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MICRO Healthsystems, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company referred to in the foregoing Notice. All proxies received pursuant to this solicitation will be voted in accordance with the instructions indicated thereon. A majority of the shares having voting power (3,148,069 shares) represented at the meeting in person or by proxy will constitute a quorum for the transaction of business. Stockholders who execute proxies may revoke them at any time before they are voted by submitting a later dated proxy or by written notice delivered to the Secretary of the Company. Personal attendance at the meeting without submitting a later dated proxy or a written notice of revocation to the Secretary shall not serve to revoke any proxy, unless the stockholder attends and votes at the meeting.

The Company has appointed Registrar and Transfer Company, the Company's registrar and transfer agent, as inspector of elections for the annual meeting for the purpose of calculating the number of votes present in person or by proxy at the annual meeting and tabulating the vote for proposals submitted to a vote of stockholders at the annual meeting. Shares owned by stockholders who are present in person, or which are represented by proxy, at the annual meeting will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present but not entitled to vote with respect to that matter. The Company anticipates mailing of the proxy materials to stockholders will commence on or about September 18, 1995.

The expenses of this solicitation will be borne by the Company. Solicitation will be primarily by use of the mails. Executive officers and other employees of the Company may solicit proxies, without extra compensation, personally and by telephone and other means of communication. The Company will also reimburse brokers and other persons holding Common Stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxies and proxy materials to beneficial owners.

                        RECORD DATE OF VOTING SECURITIES

Only holders of the Company's Common Stock of record at the close of business on August 21, 1995 are entitled to notice of and to vote at the meeting. On that date the Company had outstanding and entitled to vote 6,296,137 shares of Common Stock. Each outstanding share of Common Stock entitles the record holder to one vote on each matter to be acted upon at the meeting.

Directors are elected by a plurality of the votes cast in the election. The affirmative vote of the holders of the majority of the shares of Common Stock of the Company outstanding is required to approve the amendment and restatement of the Company's Certificate of Incorporation and the plan of restructuring. The affirmative vote of the holders of a majority of the shares voted with respect to any other proposal presented at the meeting is required to approve such other proposal.



                         PROPOSAL TO AMEND AND RESTATE
                        THE CERTIFICATE OF INCORPORATION
                       (ITEMS 2 AND 3 ON THE PROXY CARD)

The Board of Directors has voted to recommend to the stockholders that the Company amend and restate the Company's Certificate of Incorporation to (i) increase the number of authorized shares to 40,000,000 shares from 10,000,000 shares, including an increase in the authorized shares of Common Stock, par value $.01 per share ("Common Stock"), to 30,000,000 shares from 10,000,000 shares, and the establishment of a class of 10,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"), and (ii) change the name of the Company to "US SerVis, Inc." The proposed Amended and Restated Certificate of Incorporation is attached hereto as Exhibit A, and the following discussion is qualified in its entirety by reference to Exhibit A. In the event that the proposal to increase the authorized shares is not approved by the stockholders of the Company, the Board of Directors of the Company has no plans to issue shares (including the contemplated issuance of shares of Series A Convertible Preferred Stock) in excess of those presently authorized under the existing Certificate of Incorporation of the Company.


INCREASING AUTHORIZED SHARES

The purpose of the proposed increase in authorized shares is to improve the Company's ability to expand its capital base.

As of August 21, 1995, 6,296,137 shares of Common Stock were outstanding. Of the authorized but unissued shares of Common Stock, (i) 1,400,000 shares were reserved for issuance under the Company's Amended 1993 Stock Option Plan, (ii) 350,000 shares were reserved for issuance pursuant to the Company's Amended 1994 Stock Option Plan for Non-Employee Directors, (iii) 75,000 shares were reserved for issuance to Stephen Sullivan pursuant to the terms of his employment agreement with the Company, and (iv) 1,000,000 shares were reserved for issuance to Graham O. King pursuant to his Option Agreement with the Company entered into in connection with his Employment Agreement with the Company.

Except for the reserved shares noted above and in connection with the proposed issuance of the Series A Convertible Preferred Shares, Series A Warrants and Series B Warrants (as hereinafter defined) (see "Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants"), the Company has no specific agreements, commitments or plans for the sale or other issuance of additional shares of Common Stock or Preferred Stock.

DESCRIPTION OF CAPITAL STOCK

Common Stock

General. The express terms of the Common Stock are set forth in proposed ARTICLE FOURTH of the Amended and Restated Certificate of Incorporation as set forth in Exhibit A to this Proxy Statement. Although the following summary is qualified in its entirety by reference to Exhibit A, the Company believes all material terms of the Common Stock are discussed below.

Voting Power and Market Share. Under the proposed Amended and Restated Certificate of Incorporation, each share of Common Stock has the right to one vote per share on election of directors and on all other matters on which the Common Stock is entitled to vote.

If the transactions described under "Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants" occur, each share of Common Stock will continue to entitle the holder thereof to one vote per share on all matters on which stockholders currently are entitled to vote, except that, so long as 300,000 Series A Convertible Preferred Shares remain outstanding and so long as Frontenac VI Limited Partnership owns a majority of such Series A Convertible Preferred Shares, the holders of Series A Convertible Preferred Shares would vote as a class to elect one director and the holders of Common Stock (voting with the Series A Convertible Preferred Shares on an as-converted basis) would vote to elect the remaining directors.

If the transactions described under "Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants" are approved, the Company will issue the Series A Convertible Preferred Shares, the Series A Warrants and the Series B Warrants, each of which will be convertible into or exercisable for shares of Common Stock of the Company. Assuming full conversion and exercise of the Series A Convertible Preferred Shares, the Series A Warrants and the Series B Warrants and assuming no other issuance of shares of Common Stock or Preferred Stock, there would be 8,384,137 shares of Common Stock outstanding immediately following consummation of such transactions, of which the purchasers in the private placement would own 2,088,000 shares (24.9%). The issuance would accordingly cause the existing holders of the Common Stock of the Company to experience a significant loss of relative voting power and economic interest in the Company and, to the extent theCompany has positive net income in the future, could result in lower earnings per share.

Dividends and Other Distributions. Each share of Common Stock will have the right to receive dividends and other distributions in cash, stock or property when, as and if declared by the Board of Directors out of the assets of the Company which are by law available therefor. The Common Stock will rank junior in right of payment of dividends and other distributions to the Series A Convertible Preferred Shares and any other series of Preferred Stock issued out of authorized stock which so provides. The proposed Certificate of Designation to be filed in connection with the issuance of the Series A Convertible Preferred Shares provides that the Company cannot declare a dividend on its Common Stock without the consent of holders representing a majority of the Series A Convertible Preferred Shares, unless all accumulated dividends on the Series A Convertible Preferred Shares have been declared and paid.

The Company is not likely to pay any dividends on the Common Stock for the foreseeable future.

Liquidation and Dissolution. The Common Stock will rank junior to the Series A Convertible Preferred Shares, and any other series of Preferred Stock issued out of authorized stock which so provides, in entitlement to the assets of the Company upon dissolution, liquidation or winding up of the Company, and will only be entitled to share ratably in the assets remaining after payment to holders of the Series A Convertible Preferred Shares and any other series of Preferred Stock issued out of authorized stock which so provides.

At present, the Board of Directors has no plans to issue any Preferred Stock other than the Series A Convertible Preferred Shares.

Convertibility. The Common Stock is not convertible into another class of Common Stock or any other security of the Company.

Preemptive Rights. The Common Stock does not carry any preemptive rights enabling a holder to subscribe for or receive shares of any class, or any other securities convertible into shares of any class, of the Company's stock.

Redemption.  The Common Stock is not redeemable.

Stockholder Information. The Company will continue to deliver to the holders of Common Stock the same proxy statements, annual reports, and other information and reports as it has previously delivered to holders of Common Stock. Pursuant to the Purchase Agreement for the Series A Convertible Preferred Shares described herein, the Company may be required to deliver additional information to holders of the Series A Convertible Preferred Shares.

BLANK CHECK PREFERRED STOCK

The proposed Amended and Restated Certificate of Incorporation provides that the Company is authorized to issue 10,000,000 shares of Preferred Stock. The proposed Amended and Restated Certificate of Incorporation authorizes the Board of Directors to provide for the issuance of the Preferred Stock in series, to establish the number of shares to be included in each such series and the designations, preferences and relative, participating, optional, conversion or other special rights, and qualifications, limitations or restrictions, of such shares. Such authority of the Board of Directors includes, but is not limited to, fixing the number of shares constituting any one series and the distinctive designation thereof, the rate and nature (whether participating or cumulative) of any dividends, the voting rights of such shares, the conversion or redemption features, and the rights of such shares in the event of liquidation, dissolution or winding up of the Company. At present, the Board of Directors has no plans to issue any Preferred Stock other than the Series A Convertible Preferred Shares. See "Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants."

SERIES A CONVERTIBLE PREFERRED SHARES

See "Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants - Description of Series A Convertible Preferred Shares" for a description of the Series A Convertible Preferred Shares.


ADVANTAGES OF INCREASING AUTHORIZED SHARES

The Board of Directors believes that the proposed authorization to issue more shares of Common Stock and Preferred Stock may assist in achieving future acquisitions and in meeting corporate needs to raise additional capital for internal growth. If the issuance of shares is deemed advisable in connection with raising additional capital, or consummating future acquisitions, having the authority to issue the additional shares may avoid the time, delay and expense of a special stockholder's meeting to authorize such an issuance. No further action or authorization by the Company's stockholders would be necessary prior to the issuance of such stock, except as may be required for a particular transaction by applicable law or regulation, the rules of any exchange or market on which the Company's securities may be listed, or the Certificate of Incorporation or By-Laws of the Company as then in effect.


DISADVANTAGES OF INCREASING AUTHORIZED SHARES

Anti-Takeover Effects of Provisions of
Proposed Amended and Restated Certificate of Incorporation

Certain provisions of the proposed Amended and Restated Certificate of Incorporation and the Series A Convertible Preferred Shares summarized herein may have an anti-takeover effect and may delay or prevent a tender offer or takeover attempt that a stockholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by such stockholder. These provisions may make it more difficult to consummate a business combination involving the Company.

After the amendment and restatement of the Company's Certificate of Incorporation and assuming the issuance of the Series A Convertible Preferred Shares, Series A Warrants and Series B Warrants, and subject to the reservation of Common Stock for issuance upon exercise or conversion of options, warrants and Series A Convertible Preferred Shares, the Company would have authorized 18,775,163 shares of Common Stock and 8,500,000 shares of Preferred Stock available for future issuance without approval of holders of Common Stock. These additional shares could be utilized for a variety of corporate purposes, including future public offerings to raise additional capital or to facilitate corporate acquisitions. The Company does not currently have any plans to issue additional shares of capital stock (other than shares of capital stock which may be issued or reserved for issuance in connection with employee benefit plans or arrangements, the conversion of the Series A Convertible Preferred Shares or the exercise of the Series A Warrants or Series B Warrants).

Shares of Preferred Stock could be issued from time to time in one or more series and the Board of Directors, without further approval of stockholders (subject to applicable NASDAQ policy), would be authorized to fix the dividend rights and terms, any conversion rights, any voting rights, any redemption rights and terms, the liquidation preferences, and the other rights, preferences, privileges and restrictions applicable to each such additional series of Preferred Stock. Additional classes or series of shares of Preferred Stock could be given voting and conversion rights which could dilute the voting power and equity of holders of Common Stock and could have preference over the Common Stock with respect to dividends and liquidation rights.

One of the effects of the existence of authorized but unissued and unreserved shares of Common Stock and shares of Preferred Stock of the Company may be to enable the Board of Directors to issue shares to third parties which could render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise. The interests of stockholders unaffiliated with the Company's management may be harmed by the Company's ability to impede takeover or other attempts to change the control of the Company, because potential acquirers might be willing to pay a price in excess of the trading price for control of the Company, and in any event takeover attempts are generally viewed as likely to increase the market price of a target company's shares.

Ability to Issue Additional Securities
Without Stockholder Approval

If the proposed amended and restated Certificate of Incorporation is approved, the Board of Directors could issue shares of the Company's authorized but unissued and unreserved stock without approval of the Company's stockholders. Because stockholder approval of such issuances would not be required, the Company could issue shares upon terms that, if submitted to a stockholder vote, would not be approved by the stockholders of the Company.

STOCKHOLDER DERIVATIVE LITIGATION

If the proposal to amend and restate the Company's Certificate of Incorporation is approved, the Company would assert this approval as a defense to any stockholder derivative suit alleging issues related to the increase in the number of authorized shares of the Company, or the issuance of such shares in accordance with the terms of the Company's Certificate of Incorporation.

CHANGE OF NAME PROPOSAL

The Board of Directors of the Company has determined that the primary goal of the Company is to provide quality healthcare business management services to the healthcare industry. Historically, the Company has focused on providing business management software and technology to the healthcare industry.

In order for the Company's name to more accurately symbolize the Company's primary business focus, the Board of Directors proposes that the Company's name be changed from Micro Healthsystems, Inc. to US SerVis, Inc. The Board of Directors believes that this new name is more in keeping with the Company's primary focus. This proposal, if approved, will be effected in Article FIRST of the Company's proposed Amended and Restated Certificate of Incorporation, which would read in its entirety as follows:

                "The name of the Corporation is US SerVis, Inc."

BOARD OF DIRECTORS' RECOMMENDATION

Approval of the Amended and Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Company's annual meeting. The Board of Directors recommends a vote FOR approval of Items 2 and 3 on the Proxy Card.
If Items 2 and 3 are approved, the Company will amend and restate its Certificate of Incorporation to be in the form attached as Exhibit A. If Item
2 (but not Item 3) is approved, Article FOURTH of the Company's Certificate of Incorporation will be amended to be in the form of Article FOURTH of the proposed Amended and Restated Certificate of Incorporation. If Item 3 (but not
Item 2) is approved, Article FIRST of the Company's Certificate of
Incorporation will be amended to be in the form of Article FIRST of the proposed Amended and Restated Certificate of Incorporation.


                         PROPOSAL FOR PRIVATE PLACEMENT
             OF SERIES A CONVERTIBLE PREFERRED SHARES AND WARRANTS
                           (ITEM 4 ON THE PROXY CARD)

Upon approval of the Company's stockholders at the Annual Meeting, the Company intends, pursuant to the terms of a certain Series A Convertible Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement"), by and among Frontenac VI Limited Partnership ("Frontenac VI"), a trust established for the benefit of Robert E. King and his descendants, and Morgan Holland Fund II, L.P. (collectively, the "Purchasers") and the Company, to sell to the Purchasers, through a private placement, (i) 1,500,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share (the "Series A Convertible Preferred Shares"), warrants to purchase up to 390,000 shares of the Company's Common Stock at an exercise price of $0.10 per share (the "Series A Warrants"), and warrants to purchase up to 198,000 shares of the Common Stock at an exercise price of $3.50 per share (the "Series B Warrants"), for an aggregate purchase price of $6,000,000. In the event of any material change in the terms of the Purchase Agreement, or the Series A Convertible Preferred Shares, Series A Warrants or Series B Warrants, any change in the consideration to be paid by the Purchasers, the Company will, unless the change is such that it cannot be adverse to the Company or its stockholders, submit the changed terms to the stockholders of the Company for their approval. The Board of Directors of the Company will abandon its plan to issue securities of the Company to the Purchasers if the transactions contemplated by the Purchase Agreement are not approved by the stockholders of the Company.


RELATIONSHIP OF PURCHASERS TO THE COMPANY

Frontenac VI has agreed to purchase securities of the Company issued pursuant to the terms of the Purchase Agreement for a purchase price of $5,000,000 to be paid to the Company by Frontenac VI. Mr. James E. Cowie, a nominee for director of the Company, is a general partner of Frontenac Company, the general partner of Frontenac VI. Mr. Stanford J. Goldblatt, a director of the Company, is a member of the Advisory Committee of Frontenac Company and is the trustee of a trust established for the benefit of members of Mr. Goldblatt's family, which trust is a limited partner in Frontenac VI. Mr. Goldblatt is a partner in the law firm of Hopkins & Sutter, which provides legal services to Frontenac VI, Frontenac Company and Robert E. King on a regular basis, although it has not provided legal services to Frontenac VI, Frontenac Company or Mr. King with regard to any transactions with the Company.

A trust established for the benefit of Robert E. King and his descendants has agreed to purchase securities of the Company issued pursuant to the terms of the Purchase Agreement for a purchase price of $500,000 to be paid to the
Company by the trust.   Mr. King is a director of the Company and the brother
of Graham O. King, Chairman and Chief Executive Officer of the Company. He is also a member of the Advisory Committee of Frontenac Company (the general partner of Frontenac VI), and is the general partner of a limited partner of Frontenac VI.

Morgan Holland Fund II, L.P. has agreed to purchase securities of the Company pursuant to the terms of the Purchase Agreement for a purchase price of $500,000 to be paid to the Company by Morgan Holland Fund II, L.P. Morgan Holland Fund II, L.P. is currently a stockholder of the Company, holding approximately 4.66% of the Company's issued and outstanding Common Stock.

The terms of the Purchase Agreement, the Series A Convertible Preferred Shares, the Series A Warrants and the Series B Warrants were negotiated by representatives of the Company and representatives of Frontenac VI in good faith on an arm's length basis. Because of the relationships described above, the Board of Directors of the Company appointed an Independent Committee of S.
M. Caravetta, Frederick R. Blume and James A. Pesce to review this transaction. The Independent Committee concluded that the terms of the Purchase Agreement, the Series A Convertible Preferred Shares, the Series A Warrants and the Series B Warrants are as favorable to the Company as if negotiated with a third party with no common affiliations with the Company.


REASONS FOR PRIVATE PLACEMENT; NEGOTIATION OF TERMS

The Board of Directors believes that the Company must increase the amount of cash available to the Company for its working capital and possible strategic acquisition needs, although the Company is not presently considering any specific acquisition. The Company considered several alternatives to the proposed private placement, including seeking financing from traditional lending sources and a public offering of either debt or equity securities. The Board of Directors did not seek conventional debt financing because the Company does not have, at the present, either sufficient assets or a record of earnings that would demonstrate the ability to make material loan repayments in the near future. It rejected a public offering because of the current market price of the Company's issued and outstanding Common Stock and after consideration of current economic, industry and market conditions.

After determining that a private placement of equity securities was the appropriate vehicle for increasing the amount of cash available to the Company, Mr. Robert E. King requested that Frontenac Company, as general partner of Frontenac VI, consider a $5,000,000 investment in the Company. After reviewing financial and business information relating to the Company, and meeting with members of the Company's management, Frontenac VI forwarded a draft letter of intent to the Company proposing a private purchase of equity securities. In view of the existing business and personal relationships that certain directors have with Frontenac VI, Frontenac Company, and Robert E. King, the Board of Directors, at a meeting held on June 14, 1995, appointed the Independent Committee to consider the transactions contemplated with Frontenac

VI. Starting with the draft letter of intent, representatives of the Company and Frontenac VI negotiated a final letter of intent and then proceeded to
negotiate the   Purchase Agreement and other documentation relating to the transactions contemplated thereby. There were extensive negotiations between representatives of the Company (Messrs. Graham King and Michael Loscalzo) and representatives of Frontenac VI that focused primarily on (a) the number of Series A Convertible Preferred Shares to be issued and the conversion price therefore, (b) the number and exercise price of the Series A Warrants and the Series B Warrants, and (c) the standards for terminating the Series A Warrants. A bargain was struck that balances the interest of Frontenac VI in having a larger ownership position for its investment in the event the Company does not prosper with the interest of the Company in reducing the ownership position of Frontenac VI in the event that the Company does prosper. The primary mechanism to achieve this balance is the Series A Warrants. The Series A Warrants are exercisable between the fourth and fifth anniversary of issuance but are cancelled, in whole or in part, if the share price of the Common Stock of the Company rises to certain levels before exercise.

After the substantive terms of the Purchase Agreement and the transactions contemplated thereby were negotiated, Robert King and representatives of Morgan Holland Fund II, L.P., requested that they be permitted to invest an additional $1,000,000 in the Company upon the same terms and conditions as set forth in the Purchase Agreement. The Company and Frontenac VI agreed to this additional $1,000,000 investment.

The Independent Committee has unanimously approved the transactions contemplated by the Purchase Agreement, and has recommended that the Board of Directors submit the proposal to the Company's stockholders for their approval. Based upon the recommendation of the Independent Committee, the Board of Directors believes that the terms of the proposed private placement are favorable to the Company and that the private placement is in the best interests of the Company.


MARKET PRICE OF THE COMPANY'S COMMON STOCK

On June 26, 1995, the day before the date the transactions contemplated by the Purchase Agreement were publicly disclosed, the closing price per share of the Company's Common Stock was $3.375. On August 25, 1995, the closing price per share of the Company's Common Stock was $3.875. The Company's management believes this increase reflects both market support of the transactions contemplated by the Purchase Agreement and recognition of improvements in the Company's operations.

ACTUAL AND PRO FORMA CAPITALIZATION OF A COMPANY

The following chart reflects the actual and pro forma capitalization of the Company as of June 30, 1995, assuming a closing of the transactions contemplated by the Purchase Agreement as of such date.

 June 30, 1995 (Actual)                                   June 30, 1995 (Pro Forma)

 Preferred Stock (none)            $              0        Preferred Stock
                                                            Convertible Redeemable
                                                            Preferred Stock,
                                                            par value $0.01 per share
                                                            10,000,000 shares
                                                            authorized, 1,500,000
                                                            issued and outstanding                 $6,000,000

                                                           Total Preferred Stock                   $6,000,000
                                                                                                  -----------
 Stockholders' Equity
 Common Stock, $0.01                                       Stockholders' Equity
   par value per share,                                    Common Stock, $0.01 par value
   10,000,000 issued                                        per share, 30,000,000 shares
   authorized, 6,257,000                                    authorized, 6,257,000 shares
   shares issued                                            issued
 Capital in Excess                           63,000        Capital in excess                           63,000
   of par value                          14,664,000         of par value                           14,664,000
 Unearned Compensation                     (579,000)       Unearned Compensation                     (579,000)
 Retained Earnings (deficit)             (3,500,000)       Retained Earnings (deficit)             (3,500,000)
 Subscription Receivable                   (140,000)       Subscription Receivable                   (140,000)
 Note receivable - related party         (1,225,000)       Note receivable - related party         (1,225,000)
                                         -----------                                              -----------
                                           9,283,000                                                9,283,000
 Less Treasury Stock at Cost                (59,000)       Less Treasury Stock at Cost                (59,000)
                                         -----------

          Total Stockholders' Equity     $ 9,224,000                Total Stockholders' Equity    $ 9,224,000
                                         -----------                                              -----------


DESCRIPTION OF PURCHASE AGREEMENT

A copy of the Purchase Agreement together with certain of the exhibits thereto is attached hereto as Exhibit B, and the following description of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

General. On the terms and subject to the conditions of the Purchase Agreement, the Company will issue and sell to the Purchasers the Series A Convertible Preferred Shares, the Series A Warrants and the Series B Warrants for an aggregate purchase price of $6,000,000 in cash. The closing of the transactions contemplated by the Purchase Agreement is contingent on approval of such transactions by the Company's stockholders at the Annual Meeting.

Certain Covenants of the Company.   The Company shall comply with certain
covenants in the Purchase Agreement:

         Financial Statements and Other Information. Subject to certain conditions, the Company will deliver to each holder of at least 100,000 Series A Convertible Preferred Shares all filings under the Securities Act or the Securities Exchange Act of 1934 (other than registration statements for employee benefit or dividend reinvestment plans), an operating plan for each fiscal year, including projected monthly cash flows and capital expenditure budgets, and such other information and financial data concerning the Company as such holder may reasonably request.

         Inspection of Property. Subject to certain conditions, the Company will permit a representative of any holder of at least 100,000 Series A Convertible Preferred Shares to visit and inspect any of the properties of the Company, examine the corporate and financial records of the Company and its subsidiaries, and discuss the affairs, finances and accounts of the Company and its subsidiaries with the principal officers of the Company.

         Restrictions. As long as at least 300,000 Series A Convertible Preferred Shares remain outstanding, without the consent of the holders of a majority of the Series A Convertible Preferred Shares, the Company will not be permitted to:

                 (a) alter or change the rights, preferences or privileges of the Series A Convertible Preferred Shares or issue any stock superior or pari passu to the Series A Convertible Preferred Shares with respect to payment of dividends or the distribution of assets upon liquidation; or

                 (b) without the consent of the Board of Directors of the Company or the consent of the director appointed by the holders of Series A Convertible Preferred Shares, enter into any material transaction or arrangement requiring the payment of money or transfer of property having a value of more than $250,000 to an affiliate of the Company or an officer or director of such affiliate (other than customary employment arrangements on reasonable arm's-length terms).

Expenses. The Company is obligated to pay all reasonable expenses incurred by Frontenac VI in connection with the negotiation, execution and delivery of the Purchase Agreement (including all reasonable fees and expenses of legal counsel to Frontenac VI), up to an aggregate maximum amount of $50,000.

Restricted Securities. The shares and warrants issued pursuant to the terms of the Purchase Agreement have not been registered under the Securities Act of 1933 (the "Securities Act"), and may not be sold or otherwise disposed of by the holders thereof except in accordance with an effective registration statement under the Securities Act or in a transaction exempt from such registration. Other than as contemplated by the Registration Rights Agreement, see "Description of Registration Rights Agreement" below, the Company has no plans or obligation to register the securities issued pursuant to the terms of the Purchase Agreement, or the securities into or for which these securities may be converted or exercised.


DESCRIPTION AND TERMS OF SERIES A CONVERTIBLE PREFERRED SHARES

Under the terms of the Certificate of Designation as proposed to be filed with respect to the Series A Convertible Preferred Shares, the Series A Convertible Preferred Shares shall have the terms described below. A copy of the proposed Certificate of Designation is attached hereto as Exhibit C, and this description of terms is qualified in its entirety by reference to such exhibit.

Dividends. Dividends upon each Series A Share will accrue daily at a rate equal to 8% per annum, compounded quarterly, of the sum of (x) the Liquidation Value per share, plus (y) accumulated but unpaid dividends. The "Liquidation Value" is initially $4.00 per share. When and as declared by the Board of Directors and to the extent permitted under the General Corporation Law of the State of Delaware, the Company will pay accrued dividends on March 31, June 30, September 30 and December 31 of each year. To the extent not paid on any such date, the accrued dividends shall be accumulated until paid. If not earlier paid, dividends on each Series A Share shall be paid upon the earliest of, (i) the date on which the Liquidation Value of such Series A Share plus any accrued and unpaid dividends thereon is paid upon any liquidation, dissolution or winding up of the Company, (ii) the date on which such Series A Share is converted into Common Stock, or (iii) the date such Series A Share is redeemed.

Restriction on Other Dividends. So long as any Series A Convertible Preferred Shares remain outstanding, without the consent of holders of a majority of the Series A Convertible Preferred Shares then outstanding, the Company is not permitted to redeem, purchase or otherwise acquire directly or indirectly any junior securities, nor is the Company permitted to directly or indirectly pay or declare any dividend or make any distribution upon any junior securities, until all accumulated dividends on the Series A Convertible Preferred Shares are paid.

Liquidation. Upon any liquidation, dissolution or winding up of the Company, each holder of Series A Convertible Preferred Shares will be entitled to be paid, before any distribution or payment is made upon any of the Company's equity securities that rank junior to the Series A Convertible Preferred Shares, an amount in cash equal to the aggregate Liquidation Value per share plus all accrued and unpaid dividends. After payment of the full preferential amount with respect to the Series A Convertible Preferred Shares, the holders of Series A Convertible Preferred Shares shall not share in any remaining assets of the Company. The shares of Common Stock are junior securities.

Mandatory Redemption. The proposed Certificate of Designation provides for mandatory redemption of all of the Series A Convertible Preferred Shares on the fifth anniversary of the date of issuance, by payment to the holders of Series A Convertible Preferred Shares of the Liquidation Value per share plus all accrued but unpaid dividends per share (the "Redemption Price"), which Redemption Price shall be payable in six equal semiannual installments commencing on the date of redemption.

Voting Rights. The proposed Certificate of Designation provides that, so long as at least 300,000 Series A Convertible Preferred Shares are outstanding and so long as Frontenac VI holds a majority of such Series A Convertible Preferred Shares, the holders of the Series A Convertible Preferred Shares, voting as a single class, shall be entitled to elect one member of the Company's Board of Directors, and that the director elected by the holders of Series A Convertible Preferred Shares shall be designated a member of the Executive Committee or an equivalent committee of the Board of Directors. The holders of Common Stock and the Series A Convertible Preferred Shares voting on an as-converted basis, voting together as a single class, shall elect the remaining members of the Board of Directors. The holders of Series A Convertible Preferred Shares will be entitled to vote with the holders of Common Stock on all other matters submitted to a vote of the Company's stockholders as a single class, with each Series A Share having the number of votes equal to the number of shares of Common

Stock into which such share is convertible as of the record date for determination of stockholders entitled to vote on matters presented for a vote of stockholders.

Limit on Size of Board. The proposed Certificate of Designation provides that the Board of Directors shall not at any time consist of more than twelve (12) members without the approval of the director elected by the Series A Convertible Preferred Shares.

Conversion at Election of Holders. The proposed Certificate of Designation provides that at any time any holder of Series A Convertible Preferred Shares may convert all or any portion of such shares into the number of shares of the Company's Common Stock computed by dividing (i) the product of (A) the number of Series A Convertible Preferred Shares to be converted, times (B) $4.00, by
(ii) the Conversion Price. The initial Conversion Price is $4.00, subject to adjustment as discussed below.

Conversion at Election of Company. If at any time after the second anniversary of the date of issuance (the "Determination Date"), the sum of (a) the product of (x) the market price of a share of Common Stock, and (y) the number of shares of Common Stock that is then issuable upon conversion of one Series A Share, plus (b) the amount of all dividends accrued (whether paid or unpaid) on one Series A Share from the date of issuance to and including the Determination Date, equals or exceeds $11.00, the Company may require the conversion of all outstanding Series A Convertible Preferred Shares into Common Stock. The shares of Common Stock issued upon such a conversion will be registered for resale upon a registration statement filed with the Securities and Exchange Commission.

Automatic Conversion. Upon the conversion of all of the Series A Convertible Preferred Shares initially issued to Frontenac VI, all remaining Series A Convertible Preferred Shares then outstanding shall be automatically converted into shares of Common Stock at the Conversion Price then in effect.

Adjustments to Conversion Price. The Conversion Price will initially be $4.00, and will be subject to adjustment from time to time under certain circumstances. If after the original date of issuance of Series A Convertible Preferred Shares the Company issues or sells, or is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then (except for the issuance of Excluded Stock) upon such issuance or sale the Conversion Price shall be reduced to the Conversion Price determined by dividing (i) the sum of (A) the product derived by multiplying the Conversion Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (B) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. For example, if, after the transactions contemplated by the Purchase Agreement are approved, the Company were to issue 500,000 new or treasury shares of Common Stock at $3.50 per share, the Conversion Price would be reduced to $3.972, based on multiplying $4.00 by 8,384,137, plus $1,750,000, divided by 8,884,137. No adjustment in the Conversion Price will take place unless the Company were to issue new or treasury shares of Common Stock, regardless of any changes in the market price for presently outstanding shares of Common Stock. "Excluded Stock" means (i) the shares of Common Stock or options therefore issued or issuable by the Company for incentive or compensatory purposes to directors, officers and employees of, and consultants to, the Company and its subsidiaries which are from time to time approved by the Board of Directors of the Company, provided that the number of such shares shall not exceed, at any time prior to the first anniversary of the issuance of the Series A Convertible Preferred Shares or at any time thereafter unless approved by the Board of Directors, 3,057,000 (net of any repurchases of such shares or options), (ii) any split, subdivision or combination of Common Stock into a different number of securities of the same class, (iii) issuances or deemed issuances of Common Stock upon exercise or conversion, as the case may be, of the Series A Convertible Preferred Shares, Series A Warrants and Series B Warrants, and (iv) any distribution, granting or sale of purchase rights issued to all holders of Common Stock. "Common Stock Deemed
Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable upon exercise, conversion or exchange of all options or convertible securities then outstanding, whether or not any options or convertible securities are actually exercisable, convertible or exchangeable, as the case may be, at such time.

If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

Any recapitalization, reorganization, reclassification, consolidation, merger, exchange or sale of more than 80% of the Company's assets to another person which is effected in such a manner that holders of Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for Common Stock is referred to as a "Corporate Change." Prior to the consummation of any Corporate Change, the Company is obligated to make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Series A Convertible Preferred Shares then outstanding) to insure that each of the holders of Series A Convertible Preferred Shares will thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be), the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series A Convertible Preferred Shares, such shares of stock, securities or assets as such holder would have received in connection with such Corporate Change if such holder had converted its Series A Convertible Preferred Shares immediately prior to such Corporate Change. The Company must also preserve the conversion and certain other provisions applicable to the Series A Convertible Preferred Shares. The Company will not effect any such consolidation, merger or sale unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger, or the entity purchasing such assets, assumes by written instrument (in form reasonably satisfactory to the holders of a majority of the Series A Convertible Preferred Shares then outstanding), the obligation to deliver to each such holder such securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

Liquidating Dividends. The proposed Certificate of Designation provides that if the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock split or a stock dividend payable in shares of Common Stock, then the Company will pay to the holders of Series A Convertible Preferred Shares at the time of payment thereof the dividends which would have been paid had such Series A Convertible Preferred Shares been converted immediately prior to such dividends.

Preemptive Rights. The holders of Series A Convertible Preferred Shares shall be entitled to the preemptive right to subscribe for and purchase their respective pro rata portion of any issuance of Common Stock, other than issuances of Excluded Stock (as defined in the Proposed Certificate of Designation), issuances of Common Stock in a public offering and issuances of Common Stock in connection with an acquisition.


DESCRIPTION OF SERIES A WARRANTS

Subject to stockholder approval and the terms and conditions of the Purchase Agreement, the Company has agreed to issue the Series A Warrants to the Purchasers. Under the terms of the Series A Warrants, the holders of the Series A Warrants are entitled to purchase, in the aggregate, 390,000 shares of the Common Stock. The form of Series A Warrant is attached as Exhibit B to the Purchase Agreement, and the following description of the Series A Warrants is qualified in its entirety by reference to such exhibit.

Term. The Series A Warrants may be exercised in whole or in part during the period commencing on the fourth anniversary of the date of issuance of such warrants and ending on the fifth anniversary of such date of issuance ("Exercise Period"). The Series A Warrants shall be void if not exercised by the end of the Exercise Period.

Exercise Price. The Exercise Price of the Series A Warrants shall be $0.10 per share.

Termination. If, at any time prior to or during the Exercise Period, the sum of (a) the product of (x) the market price of a share of Common Stock and (y) the number of shares of Common Stock issuable upon conversion of one Series A Share, plus (b) the amount of all dividends accrued (whether paid or unpaid) on one Series A Share from the date of issuance of such Series A Share to and including the date of calculation, equals or exceeds $10.00, Series A Warrants representing the right to purchase 195,000 shares of the Company's Common Stock (or such lesser amount of Series A Warrants as shall then be outstanding) will be deemed terminated without further action by the Company.

If, at any time prior to or during the Exercise Period, the sum of (a) the product of (x) the market price of a share of Common Stock and (y) the number of shares of Common Stock that are then issuable upon conversion of one Series A Share, plus (b) the amount of all dividends accrued (whether paid or unpaid) on one Series A Share from the date of issuance to and including the date of calculation, equals or exceeds $11.00, all Series A Warrants then outstanding shall be deemed terminated without further action by the Company. For example, if the average closing price of the Common Stock is at least $8.875 for any ten consecutive trading day period prior to September 30, 1999, all of the Series A Warrants will be canceled.

The Company, shall in good faith, use its best efforts to give written notice of termination to holders of Series A Warrants. Not later than ten (10) days after receipt of such notice, each such holder shall surrender the Series A Warrants held thereby to the Company.

Registration Rights. See "Description of Registration Rights Agreement" below for a discussion of the Registration Rights covering shares of Common Stock issued upon exercise of the Series A Warrants.


DESCRIPTION OF SERIES B WARRANTS

Subject to stockholder approval and the terms and conditions of the Purchase Agreement, the Company has agreed to issue the Series B Warrants to the Purchasers. Under the terms of the Series B Warrants, the holders of the Series B Warrants are entitled to purchase, in the aggregate, 198,000 shares of
the Common Stock.   The form of Series B Warrant is attached as Exhibit C to
the Purchase Agreement, and the following description of the Series B Warrants is qualified in its entirety by reference to such exhibit.

Term. The Series B Warrants may be exercised in whole or in part during the period commencing on the date of issuance and ending on the fifth anniversary of the issuance of such Series B Warrants ("Exercise Period"). The Series B Warrants shall be void if not exercised by the end of the Exercise Period.

Exercise Price. The Exercise Price of the Series B Warrants shall be $3.50 per share, subject to adjustment as described below.

Anti-dilution Adjustments to Exercise Price. If after the original date of issuance of Series B Warrants, the Company issues or sells, or is deemed to have issued or sold, any shares of its Common Stock (other than Excluded Stock) for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then upon such issuance or sale the Exercise Price shall be reduced to the Exercise Price determined by dividing (i) the sum of (A) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (B) the consideration, if any, received by the Company upon such issue or sale, by (ii) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. For example, if, after the transactions contemplated by the Purchase Agreement are approved, the Company were to issue 500,000 shares of Common Stock at $3.00 per share, the Exercise Price would be reduced to $3.472, based on multiplying $3.50 by 8,384,137, plus $1,500,000, divided by 8,884,137.

If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

Prior to the consummation of certain reorganizations, mergers, consolidations, or the sale of all or substantially all of the assets of the Company, the Company is obligated to make appropriate provisions to insure that each of the holders of Series B Warrants will thereafter have the right to acquire and receive, upon the exercise of such holder's Series B Warrants, the stock, other securities or property that such holders would have been entitled to receive had such holders exercised the Series B Warrants immediately before such reorganization, merger, consolidation or sale. In addition, appropriate adjustments must be made in the application of the provisions of the Series B Warrants to preserve the rights of the holders of the Series B Warrants.

Registration Rights. See "Description of Registration Rights Agreement" below for a description of the Registration Rights covering the shares of Common Stock issuable upon exercise of the Series B Warrants.


DESCRIPTION OF REGISTRATION RIGHTS AGREEMENT

In connection with the transactions contemplated by the Purchase Agreement, the Company will enter into a registration rights agreement (the "Registration Rights Agreement"). A copy of the Registration Rights Agreement is attached as Exhibit D to the Purchase Agreement, and this description is qualified in its entirety by reference to such Exhibit.

The Registration Rights Agreement requires the Company to effect, on demand of holders of at least 33% of the Registrable Securities at any time after the six month anniversary of the date of execution of the Registration Rights Agreement, registrations under the Securities Act. In addition, the holders of Registrable Securities would generally have the right to include their shares of Common Stock in any registration through which the Company sells shares of Common Stock. The Company would pay all expenses in connection with up to two demand underwritten offerings, an unlimited number of registrations that are not underwritten offerings and an unlimited number of offering by the Company in which holders of Registrable Securities sell shares. "Registrable Securities" include shares of Common Stock issued upon conversion of the Series A Convertible Preferred Shares and upon exercise of the Series A Warrants and the Series B Warrants, and any additional shares ofCommon Stock issued as a stock dividend or a stock split relating to these securities.


DISADVANTAGES OF PROPOSAL

The issuance of the Series A Convertible Preferred Shares, Series A Warrants and Series B Warrants, and the issuance of the Common Stock into which such securities are convertible or exchangeable, will cause the existing stockholders of the Company a significant loss of voting power and could cause the existing stockholders of the Company a significant loss of economic interest in the Company. See "Proposal to Amend and Restate the Certificate of Incorporation - Description of Capital Stock - Common Stock - Voting Power and Market Share." The Company's contractual obligation to register the Common Stock issuable upon conversion of the Series A Convertible Preferred Shares and exercise of the Series A Warrants and Series B Warrants may depress the current market price of outstanding shares of Common Stock. In addition, the anti-dilution protections covering the Series A Convertible Preferred Shares and Series B Warrants, and the sale of securities convertible into a significant number of shares of Common Stock subject to registration rights, may limit the Company's ability to raise additional capital in the private or public capital markets, and may limit interest in the Company's securities in the public capital markets. Under the terms of the proposed Certificate of Designations, in a liquidation, the holders of Series A Convertible Preferred Shares would receive the liquidation value for these shares, plus all accrued but unpaid dividends, prior to any distributions to holders of shares of Common Stock of the Company. To the extent the Company is liquidated, this would put the holders of shares of Common Stock of the Company in a position subordinate to the holders of Series A Convertible Preferred Shares. The Board of Directors believes the benefits of raising the additional capital on the terms described herein outweigh the disadvantages.


STOCKHOLDER DERIVATIVE LITIGATION

If the proposal to enter into the transactions contemplated by the Purchase Agreement is approved, the Company would assert this approval as a defense to any stockholder derivative suit alleging issues related to the Purchase Agreement, the Series A Convertible Preferred Shares, the Series A Warrants and the Series B Warrants.


RECOMMENDATION

The Independent Committee has unanimously approved the proposal and recommended that the Board of Directors submit the proposal to the Company's stockholders for their approval. Pursuant to such recommendation, the Board of Directors has unanimously approved the Proposal for Issuance of Series A Convertible Preferred Shares and Warrants (with Messrs. Robert E. King and Stanford J. Goldblatt abstaining from such vote, and prior to Mr. Cowie's election as a director). The Board of Directors recommends a vote FOR approval of Item 4 on the Proxy Card.

                             ELECTION OF DIRECTORS
                          (ITEM #1 on the PROXY CARD)


A Board of Directors consisting of eight individuals is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's eight nominees named below. With respect to Mr. Cowie, if the Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants is not adopted by the stockholders, Mr. Cowie will not be elected to the Board of Directors by the proxy holders. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the directorship. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until his or her successor has been elected and qualified.

The names of the nominees and certain information about them are set forth below.


              Name                              Age                       Position
  ---------------------------------------------------------------------------------------------------------
  Graham O. King                                 55       Chairman of the Board and Chief Executive Officer

  S.M. Caravetta                                 69       Vice Chairman of the Board

  James A. Pesce                                 52       President and Director

  Frederick R. Blume                             53       Director

  Stanford J. Goldblatt                          56       Director

  Robert E. King                                 59       Director

  Robert C. Bowers                               49       Director

  James E. Cowie                                 40       Director




GRAHAM O. KING joined the Company on October 12, 1994 as the Company's Chief Executive Officer. He was appointed Chairman of the Board of Directors at a Board of Directors meeting held on October 28, 1994. He was formerly with Shared Medical Systems, Inc., a healthcare information service company, from October 1, 1986 until October 31, 1993, where he served as its President from April 1987. From October 31, 1993 until joining the Company, he was a partner with Salt Creek Ventures, a private investment company. Mr. King and Mr. Robert E. King, another director of the Company, are brothers.

S. M. CARAVETTA was the Chairman of the Board of Directors, and Chief Executive Officer from its organization in 1976 through October 28, 1994. He became Vice Chairman of the Board of Directors on October 28, 1994. Mr. Caravetta has been a director of the Company since 1976.

JAMES A. PESCE has been the President and a Director of the Company since 1982.

FREDERICK R. BLUME has been a director of the Company since 1993. He has been a Managing Partner of Capital Health Venture Partners, a healthcare venture capital firm, since June 1986. Prior to founding Capital Health, Mr. Blume was a Managing Director of Paine Webber Group specializing in corporate healthcare financing. He is presently a director of Cytyc Corporation, Oculon Corporation and Washington National Corporation.


STANFORD J. GOLDBLATT has been a director of the Company since April 20, 1995. He has been a partner in the law firm of Hopkins & Sutter, counsel to the Company, since 1979.


ROBERT E. KING has been a director of the Company since April 20, 1995. For a twelve year period prior to October 1994, Mr. King was a director and Chief Executive Officer of CA Newtrend Inc., the general partner of Newtrend, L.P. (and its partnership and corporate predecessors), a software, service and outsourcing provider in the financial institutions market. Mr. King and Mr. Graham O. King are brothers.


ROBERT C. BOWERS has been a director of the Company since April 20, 1995.
Since June 19, 1995, Mr. Bowers has been Vice President and Chief Financial Officer of HTE, Inc., a software service company in the state and local government market. From June 1985 through October 1994, Mr. Bowers was Senior Vice President and Chief Financial Officer of CA Newtrend Inc., the general partner of Newtrend, L.P. (and its partnership and corporate predecessors).


JAMES E. COWIE has been a director of the Company since July 18, 1995. Mr. Cowie has been a general partner of Frontenac Company, a Delaware general partnership that is the general partner of Frontenac VI and other venture capital partnerships, since 1989. He also serves on the boards of directors of PLATINUM technology, inc., U.S. Robotics, Inc. and Open Environment Corporation.


CONCERNING THE BOARD OF DIRECTORS

Prior to October 1994, outside directors of the Company received up to $1,000 per meeting for their services to the Company in such capacity. During the fiscal year ended March 31, 1995,Ambassador Maxwell Rabb and Mr. Blume (Mr. Rabb is a current director of the Company who is not standing for re-election), two of the outside directors of the Company, were each paid $2,000. Mr. Stephen J. Feinberg, a current outside director who is not standing for re-election, did not receive any fees. Effective October 1994, outside directors of the Company were granted stock options under the Company's 1994 Non-Employee Director Stock Option Plan (the "1994 Plan") in lieu of cash compensation. Under the 1994 Plan, the Board of Directors of the Company is authorized to grant options to purchase up to 350,000 shares of Common Stock to certain non-employee directors. Under the terms of the 1994 Plan, a non-employee director is granted options to purchase 50,000 shares of Common Stock at the market price on the day he or she becomes a director or, in the case of outside directors that were in office during October 1994, the date of adoption of the 1994 Plan. The options vest at the rate of 10,000 shares per year, expire if not exercised within ten years from the date of grant, and are non-transferrable by option holders during an option holder's lifetime. Under circumstances set forth in the 1994 Plan, the options may be exercised within six months following termination of service to the Company, or within one year in the event of death or total disability. In January 1995, each of Mr. Bowers and Mr. Robert King, as consideration for his agreement to serve as a consultant to the Company, was issued options under the Company's Amended 1993 Stock Option Plan. Neither Mr. Bowers nor Mr. King received options under the 1994 Plan upon his appointment as a director of the Company. Neither Mr. Goldblatt nor Mr. Cowie, upon being appointed as a director of the Company, accepted any options. The option holdings of the directors are set forth under "Voting Securities and Principal Holders Thereof" below. Directors are also reimbursed for their reasonable travel expenses incurred in attending meetings.

The Board of Directors met or took action without a meeting eight times during the fiscal year ended March 31, 1995. Other than directors elected during the year, there is no present director nominated for election who attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

The Board of Directors maintains an Audit Committee, an Option Committee, a Nominating Committee and a Compensation Committee.

The Audit Committee discusses matters of concern to the independent auditor resulting from the audit; reviews changes in accounting principles in the financial statements; and reviews non-auditing services performed for the Company by the independent auditor. During the fiscal year ended March 31, 1995, the members of the Audit Committee were Mr. Feinberg and Ambassador Rabb. The Audit Committee met once during fiscal 1995, and both members of the Committee were present at the meeting. The Audit Committee will be reconstituted after the Annual Meeting.

The Option Committee administers the 1993 Stock Option Plan. During the fiscal year ended March 31, 1995, the members of the Option Committee were Mr. Caravetta, Ambassador Rabb and Mr. Feinberg. The Option Committee met or took action without a meeting three times during fiscal 1995, and all members of the Option Committee were present at all meetings. The Option Committee will be reconstituted to replace Messrs. Rabb and Feinberg after the Annual Meeting.

During the fiscal year ended March 31, 1995, the members of the Compensation Committee were Mr. Feinberg and Ambassador Rabb. The Compensation Committee did not meet during fiscal 1995. The Compensation Committee will be reconstituted after the Annual Meeting.

During the fiscal year ended March 31, 1995, the members of the Nominating Committee were Mr. Graham King, Mr. Caravetta and Mr. Blume. The Nominating Committee did not meet during fiscal 1995. The Nominating Committee will consider nominees submitted by the stockholders of the Company. Submissions should be made in a writing addressed to the attention of the Nominating Committee at the Company's principal executive offices.

The Company has agreed with each director of the Company that the Company shall indemnify the director against certain claims that may be asserted against him by reason of serving on the Board of Directors.

Mr. Graham King is a party to an Employment Agreement with the Company that extends through March 31, 1996. This agreement and certain other terms of Mr. King's employment with the Company are discussed under "Discussion of 1995 Executive Officer Compensation and Employment Contracts" below.

Mr. Caravetta is a party to a Senior Consulting Agreement with the Company. This agreement extends through April 1, 1998. This agreement and certain other terms of Mr. Caravetta's arrangements with the Company are set forth under "Discussion of 1995 Executive Officer Compensation and Employment Contracts" below.

Mr. King and Mr. Caravetta have signed an agreement to the effect that each will vote for the other as a director of the Company. Mr. Caravetta has also agreed, among other things, to vote in favor of the slate of directors nominated by the Nominating Committee.

Mr. Pesce is a party to an Employment Agreement with the Company. This agreement extends through April 1, 1996. This agreement and certain other terms of Mr. Pesce's employment with the Company are discussed under "Discussion of 1995 Executive Officer Compensation and Employment Contracts" below.

Mr. Goldblatt is a partner in the law firm of Hopkins & Sutter. Hopkins & Sutter received legal fees and reimbursement for disbursements from the Company for legal services provided to the Company by Hopkins & Sutter during the fiscal year ended March 31, 1995, and received legal fees and reimbursement for disbursements from the Company for legal services provided to Mr. Graham King in connection with the negotiation and documentation of Mr. King's employment arrangement with the Company during the fiscal year ended March 31, 1995. The Company has continued to employ the services of Hopkins & Sutter; no estimate of the legal fees for the 1996 fiscal year can be made at this time. Mr. Goldblatt is also a member of the Advisory Committee of Frontenac Company, a Delaware general partnership that is the general partner of Frontenac VI. As discussed under "Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants," the Company is contemplating an issuance of securities to Frontenac VI. Mr. Goldblatt is also the Trustee of a trust established for the benefit of members of Mr. Goldblatt's family, which trust is a limited partner in Frontenac VI. Hopkins & Sutter provides legal services to Frontenac VI, Frontenac Company and Robert E. King on a regular basis, although it has not provided legal services to Frontenac VI, Frontenac Company or Mr. King with regard to any transactions with the Company.

Mr. Bowers and Mr. Robert E. King began serving as paid consultants to the Company in January 1995, and may from time to time in the future act as paid consultants to the Company. For their services as consultants during the fiscal year ended March 31, 1995, each of Mr. King and Mr. Bowers was compensated for consulting services provided, and each received options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $3.50 per share under the Company's Amended 1993 Stock Option Plan.

Mr. Robert E. King is a member of the Advisory Committee of Frontenac Company, and is the general partner of a limited partner of Frontenac VI. As discussed under "Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants," a trust established for the benefit of Mr. King and his descendants has agreed to purchase securities of the Company for a purchase price of $500,000 to be paid to the Company by such trust.

Mr. Cowie is a general partner of Frontenac Company, which is the general partner of Frontenac VI. As discussed under "Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants," Frontenac VI has agreed to purchase securities of the Company for a purchase price of $5,000,000 to be paid to the Company by Frontenac VI. If the issuance of Series A Convertible Preferred Shares, Series A Warrants and Series B Warrants is not approved by the stockholders of the Company, the proxy holders will not vote to elect Mr. Cowie to the Board of Directors, and if Mr. Cowie is re-elected to the Board of Directors at the Annual Meeting but the transactions contemplated by the Purchase Agreement are not consummated, Mr. Cowie has agreed to resign from the Board of Directors.

The Company maintains a directors and officers liability insurance policy covering all directors of the Company.

                             EXECUTIVE COMPENSATION

The following table summarizes the annual and long-term compensation of certain of the Company's executive officers for fiscal 1995, 1994 and 1993.



                                                                           Long-Term Comp.         All Other
                                        Annual Compensation                Options (Shares)          Comp.
                                        -------------------                ----------------        ---------

         Name/Position                                               Restricted       Securities
                                                                       Stock          Underlying
                                 Age   Year      Salary     Bonus     Awards(2)        Options
  ----------------------------------------------------------------------------------------------------------
  Graham O. King,                55    1995     $100,197   $26,427    $1,050,000     1,000,000          939(3)
    Chairman and CEO(1)

  S.M. Caravetta                 69    1995      275,000    --            --             --           3,223(4)
   Vice Chairman of the                1994      274,423    --            --             --           2,857(4)
   Board and Senior                    1993      225,000   183,728        --             --           2,598(4)
   Consultant(1)

  James A. Pesce                 52    1995      180,000    --            --          133,000          None
   President                           1994      179,654    --            --             --            None(5)
                                       1993      150,000   183,728        --             --            None
                                                                          --
  Thomas Schleck                 50    1995      104,000    --            --           10,000          None
   Secretary (since 1986)              1994      103,769     2,000        --             --            None
                                       1993       98,000    29,534        --             --            None
  ------------------------------------------------------------------------------------------------------------

---------------

(1) Mr. King joined the Company as its Chief Executive Officer on October 12, 1994. Mr. Caravetta was the Company's Chief Executive Officer prior to October 12, 1994.

(2) The amounts shown in the table represent the market price on the date of grant of awards of restricted stock. On July 12, 1995, Mr. King held 300,000 restricted shares with a value of $1,162,500 (based on the closing price of the Common Stock on August 25, 1995). Dividends are payable on the shares of restricted stock at the same rate as paid to all stockholders. With respect to Mr. King's restricted stock, if he voluntarily resigns without good reason, or is terminated for cause prior to a change of control prior to the first orsecond anniversary of his employment with the Company, he will return 200,000 or 100,000 shares, respectively, for cancellation.

(3) Represents the premium on term life insurance maintained for Mr. King by the Company. This table does not include the cost of legal services provided to Mr. King at the Company's expense in connection with the negotiation of his employment arrangement.

(4) Represents the premium on term life insurance and the term insurance portion of a split dollar life insurance policy maintained by the Company on Mr. and Mrs. Caravetta's lives. See "Discussion of 1995 Executive Officer Compensation and Employment Contracts."

(5) The Company has agreed that if Mr. Pesce dies while employed by the Company, the Company shall pay to his irrevocably designated beneficiary $100,000 per annum for a period of ten (10) years thereafter, payable in equal monthly installments, commencing on the first day of the month following death. The Company maintains a term life policy in the face amount of $500,000 on the life of Mr. Pesce, which the Company believes when considering tax effects will be sufficient to cover this plan.

DISCUSSION OF 1995 EXECUTIVE OFFICER COMPENSATION
AND EMPLOYMENT  CONTRACTS


Mr. Graham O. King joined the Company as Chief Executive Officer on October 12, 1994. He became Chairman of the Board of Directors effective October 28, 1994. Mr. King has an Employment Agreement that extends through March 31, 1996. Unless either party elects not to extend the agreement, it automatically extends for one year terms thereafter. The agreement provides for a salary of $239,000 per year with a performance bonus not to exceed fifty percent (50%) of salary. Mr. King's salary can be increased at the discretion of the Board of Directors. During the first year of the agreement, fifty percent (50%) of the total bonus is guaranteed. The agreement provides for one year severance unless there is termination for cause or a voluntary resignation without good reason as defined in his Employment Agreement. Mr. King was issued 300,000 shares of Common Stock of the Company in lieu of a cash signing bonus. In the event that prior to the first or second anniversary of his employment Mr. King voluntarily resigns without good reason, or is terminated for cause, prior to a change of control as defined in his Employment Agreement, he will return 200,000 or 100,000 shares, respectively, for cancellation. Mr. King has agreed with the Company not to sell more than 33,333 of these shares plus any shortfall from previous fiscal quarters in any fiscal quarter during Mr. King's employment.

Mr. King was granted stock options to acquire 1,000,000 shares of Common Stock of the Company at the market price ($3.50/share) on the date of the commencement of his employment. These stock options vest whenever the stock has traded at or above $5.00 on at least 30 of the 40 prior business days, or upon a change of control. Alternatively, 400,000 shares vest on October 12, 1995 and 600,000 shares vest on October 12, 2002, unless they have previously become exercisable. These options contain anti-dilution provisions authorizing adjustments under certain circumstances. Mr. King's shares, including those underlying options, are subject to a registration rights agreement. The Company has also agreed to reimburse Mr. King for the cost of a term life insurance policy for $1,000,000 on Mr. King's life for his benefit.

On June 14, 1995, the Company agreed to loan Mr. Graham King $157,800 in order to allow Mr. King to pay the income taxes due in connection with a portion of the restricted stock he received. The terms of the note evidencing the loan provide that the loan is interest-free until 120 days after the Company registers Mr. King's restricted stock for sale, that the loan bears interest at a rate equal to the rate of return achieved by the Company on its cash reserves plus 1% after such date, and that the Company may demand repayment at any time after the note begins to accrue interest.

On October 12, 1994, the Company entered into a Senior Consulting Agreement with Mr. Caravetta. This agreement was amended by letters dated November 11, 1994 and July 5, 1995. The Senior Consulting Agreement replaced and superceded a prior employment agreement between Mr. Caravetta and the Company. The agreement provides for a salary of $275,000 per annum. An agreement to provide a split dollar life insurance policy on the lives of Mr. and Mrs. Caravetta in the face amount of $2,000,000 through April 1, 1998 was terminated by letter agreement dated July 5, 1995, and the split dollar policy (with a cash value of approximately $60,000) was transferred to Mr. and Mrs. Caravetta. Pursuant to the Senior Consulting Agreement, a stock option for 150,000 common shares granted to Mr. Caravetta by the Company was canceled.

Mr. Caravetta's Senior Consulting Agreement includes a change of control clause that provides that, in the event of a change of control of the Company during the term of Mr. Caravetta's agreement, the Company shall pay him an amount equal to 2.9 times the average annual base compensation paid to him during the five fiscal years of the Company immediately preceding the change of control, provided such change of control takes place on or before March 31, 1996. If such change of control takes place between April 1, 1996 and March 31, 1997, the Company shall pay him an amount equal to two times such average annual compensation; and, if such change of control takes place between April 1, 1997 and March 31, 1998, the Company shall pay him an amount equal to 1.5 times the average annual base salary and incentive compensation. The aforesaid payment shall be made to him in twelve or, at his election, in twenty-four, equal monthly installments, commencing on the first day of the month following the change of control. Other than the change of control payments, Mr. Caravetta shall not be entitled to any other salary or consulting payments under the Senior Consulting Agreement after a change of control. Mr. Caravetta has agreed that a change of control in favor of Mr. King or persons affiliated with Mr. King shall not be deemed a change in control for purposes of his Senior Consulting Agreement.

The Company has agreed that if Mr. Caravetta dies prior to March 31, 1998, the Company shall pay to his irrevocably designated beneficiary $100,000 per annum for a period of ten (10) years thereafter, payable in equal monthly installments, commencing on the first day of the month following death. The Company maintains a term life policy in the face amount of $500,000 on the life of Mr. Caravetta, which the Company believes when considering tax effects will be sufficient to cover this plan.

Mr. Caravetta's agreement also contains clauses that provide for medical insurance coverage for the remainder of his and his wife's life (at her expense following his death). The Company also maintains a term life policy in the face amount of $500,000 on the life of Mr. Caravetta, payable to Mr. Caravetta's wife or her estate.

The Company has in effect an employment contract with Mr. Pesce that provides for salary of $180,000 per annum, plus an incentive bonus of 2-1/2% of pretax profits above $500,000. This agreement also contains a one year salary continuation clause which provides that Mr. Pesce will receive one year's salary if he is terminated for any reason other than cause.

Mr. Schleck has been employed by the Company for nineteen years.

The following chart lists the executive officers of the Company other than the named executive officers:

                                                                                                                   Year of
                          Name                     Age                         Position                          Employment
                          ----                     ---                         --------                          ----------


                 Michael B. Loscalzo                50    Vice President, Finance, Planning and                     1995
                                                          Administration

                 Stephen G. Sullivan                45    Vice President, Marketing and Business                    1978
                                                          Development

                 James J. Aurelio                   42    Vice President, Sales                                     1994

                 Derek A. Pickell                   34    Vice President, Sales                                     1995

                 Robert E. Van Metre                54    Vice President, Accounting and Finance                    1995

                 Sophia V. Bilinsky                 29    Vice President, Physician Services                        1995


Michael B. Loscalzo: Mr. Loscalzo has more than 25 years experience in the health care industry.

From 1993 to 1995, Mr. Loscalzo was a Senior Vice President of Cain Brothers & Company, a New York based health care investment banking firm.

Mr. Loscalzo was a co-founder and, from 1988 to 1992, Managing Director of The Hunter Group, a health care workout firm. As Managing Director, he served as a member of the on site senior management team in a number of high profile health care turnarounds. Between 1988 and 1991, he served as either CEO or CFO of workout clients in Seattle, Washington; St. Paul, Minnesota; Miami, Florida; and San Francisco, California.

Prior to the formation of The Hunter Group, Mr. Loscalzo served as Senior Vice President of Finance for a Philadelphia teaching hospital. From 1978 to 1985, he was a manager in Arthur Andersen & Co.'s Philadelphia health care audit practice.

Stephen G. Sullivan: Mr. Sullivan has 27 years of experience in the health care information systems industry.

Prior to its acquisition in 1991 by the Company, Mr. Sullivan served as majority stockholder and Chief Executive Officer of Administration Information Systems Corporation ("AISCorp."), a multi-million dollar annual revenue medical services and information systems company. In this capacity, Mr. Sullivan successfully negotiated systems contracts with major medical centers and hospital based physician groups for the sale and installation of sophisticated medical information systems and outsourced business management services.

Prior to founding AISCorp. in 1978, Mr. Sullivan served as Corporate Director of MIS for IPCO Hospital Supply Company and as director, MIS U.S. Operations for Kempak Data Services(SWISSAIR).

James J. Aurelio: Mr. Aurelio has 17 years experience selling scientific instrumentation used in the academic, biotechnology and diagnostic laboratory markets.

Prior to joining the Company, Mr. Aurelio worked for Beckman Instruments, Inc. from 1985 to 1988 as National Sales Manager for the Laboratory Automation Software Systems Division. Mr. Aurelio was promoted to the position of Eastern Area Field Operations Manager in 1988. In this position, he was responsible for sales, service and local marketing. He managed 13 field sales and service managers and 150 sales, service and customer service professionals.

Derek A. Pickell: Mr. Pickell has 15 years of experience in the health care information systems industry.

Prior to joining the Company, Mr. Pickell served as Senior Vice President of Sales and Service for Wellmark Incorporated from 1992 to 1995. In this position, Mr. Pickell had national responsibility for supplying eligibility verification, claims management, electronic remittance and fund transfer, managed care management and receivables management software and services to the health care industry.

Mr. Pickell served as National Sales Director for the Health Care Systems Division of Ferranti International from 1989 to 1992. In this position, Mr. Pickell created the account management program to handle the sales and support for all company clients.

Robert E. Van Metre:   Mr. Van Metre has over 20 years of experience in
financial management in the financial services industry.

From 1987 through 1994, Mr. Van Metre held several senior management positions with Integrated Resources Life Companies, Inc. including, Senior Vice President
- Chief Financial Officer, Executive Vice President, and President.

From 1982 through 1987, Mr. Van Metre was Executive Vice President-Chief Financial Officer for the Daseke Group, Inc.

Mr. Van Metre held a variety of senior management positions with Household International (HFC) from 1973-1982. Prior to joining HFC, he was Administrator of Finance for the Illinois State Toll Highway Authority.

Sophia V. Bilinsky: Prior to joining the Company, Ms. Bilinsky was the President and Chief Operating Officer of Healthnet, Inc.,the largest primary care group practice operating across Connecticut, New York, and New Jersey. While at Healthnet, she was responsible for developing the infrastructure and processes required by today's physician groups, MSOs and networks to effectively compete in the changing health care environment. In 1994, Healthnet was acquired by Coastal Healthcare Group, Inc.

From 1991-1992 Ms. Bilinsky was Director, Direct Investment Group for Whitehead/Sterling. She was Associate, then Vice President, Medical Markets Group for General Electric Corporation from 1989-1991. Ms. Bilinsky served as Relationship

Associate & Corporate Finance Associate, World Corporate Group for CitiBank, N.A. from 1986-1989.

All officers hold office until their successors are duly elected or appointed and qualified, or until their earlier resignation or removal.

                          OPTION YEAR-END VALUE TABLE

The following table sets forth information concerning the value at March 31, 1995 of option grants during the year to each named executive officer. Options vest as determined at the time of the grant and expire after ten years from the date of grant. Vesting is contingent on continuing employment with the Company.

                          OPTION GRANTS IN FISCAL 1995

--------------------------------------------------------------------------------------------------------
                                                                             Potential Realizable Value
                            Individual Grants                                  at Assumed Annual Rates
                                                                             of Stock Price Appreciation
                                                                                  for Option Term(1)
--------------------------------------------------------------------------------------------------------
      (a)            (b)             (c)            (d)          (e)            (f)              (g)
--------------------------------------------------------------------------------------------------------
                                  Percent of
                                    Total
                               Options Granted    Exercise
                   Options     to Employees in    or Base     Expiration
      Name         Granted       Fiscal Year       Price         Date            5%              10%
--------------------------------------------------------------------------------------------------------

 Graham O. King   1,000,000          52%           $3.50      10/12/2004     $2,201,131      $5,578,099

 S.M. Caravetta       0               -              -            -              -                -

 James A. Pesce    133,000            7%           $3.00      09/06/2004      $250,930        $635,900

 Thomas Schleck     10,000       less than 1%      $3.50      01/31/2005      $22,011          $55,781
--------------------------------------------------------------------------------------------------------


(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) of the Company's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price increases. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

The following table sets forth information with respect to options exercised and held by the named executive officers as of March 31, 1995:

                   AGGREGATED OPTION EXERCISES IN FISCAL 1995
                       AND MARCH 31, 1995 OPTION VALUES

--------------------------------------------------------------------------------------------------------
          (a)                   (b)                 (c)                   (d)                   (e)
--------------------------------------------------------------------------------------------------------
                                                                                               Value of
                                                                        Number of           Unexercised
                              Shares                                  Unexercised          In-The-Money
                            Acquired on            Value               Options at            Options at
         Name                Exercise            Realized           March 31,1995       March 31, 1995(1)
--------------------------------------------------------------------------------------------------------

Graham O. King                   0                   -                  1,000,000              $500,000

S.M. Caravetta                   0                   -                    -                     -

James A. Pesce                   0                   -                    133,000              $133,000

Thomas Schleck                   0                   -                     10,000                $5,000
--------------------------------------------------------------------------------------------------------

(1) The value of options reflects the increase in market value of the Company's Common Stock from the date of grant through March 31, 1995 (when the closing price of Company Common Stock was $4.00 per share). The table includes both options that are vested and options that are not vested. Value actually realized by the executive officers will depend on the value of the Company's Common Stock at the time of exercise.

        COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPANTS

Mr. Feinberg and Ambassador Rabb comprise the Compensation Committee. Mr. Feinberg is a member of the law firm of Salon, Marrow & Dyckman, a firm that provided legal services to the Company during the fiscal year ended March 31, 1995.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The compensation policies adopted by the Company are designed to (i) attract and retain valued employees capable of leading the Company to meet its business objectives, (ii) motivate the Company's executives to enhance long-term stockholder value and (iii) reward the Company's valued employees for prior service to the Company. The executive compensation program has been administered by the Compensation Committee without resort to particular standards other than an overall review of the performance of the Company and the individual officers. The annual compensation of the Company's executive officers including the Company's Chief Executive Officer, consists of a combination of cash salary, cash bonuses and stock options and grants. The Compensation Committee reviews individual executive officer compensation in light of various information, including Company performance, individual performance and comparative market data. In general, the Company intends to set base compensation for executive officers within a range which is believed to be comparable to the range of compensation set by companies of comparable size in similar industries.

In addition to the general standards set forth above, several of the executive officers of the Company are compensated pursuant to existing compensation agreements. These agreements, covering Messrs. Graham King, Caravetta and Pesce, are discussed at "Discussion of 1995 Executive Officer Compensation and Employment Contracts" above.

Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)") limits to $1,000,000 the amount of compensation and benefits (other than compensation and benefits that are performance based) that can be deducted for federal income tax purposes in any fiscal year. The Company does not expect to pay its executive officers compensation in excess of the Section 162(m) deductibility limit. The Committee intends to take such further steps as it deems advisable to allow the Company to deduct future compensation amounts paid to its executive officers to the extent it may do so without compromising the Company's ability to motivate and reward excellent performance. The Board of Directors and the Committee will retain discretion to authorize the payment of compensation that does not qualify for income tax deductibility under Section 162(m).

Respectfully submitted,


Stephen J. Feinberg                                  Ambassador Maxwell M. Rabb

                              PERFORMANCE GRAPH

The following chart shows the Company's cumulative total stockholder return for the last five years compared to the Total Return Index for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Computer and Data Processing Service Stocks as prepared for Nasdaq by the Center for Research in Security Prices at the University of Chicago.


                                                                             MARCH 31:
                                                       1990     1991      1992      1993      1994     1995
                                                       ----------------------------------------------------

  MICRO HEALTHSYSTEMS, INC.                             100      512       389      295       123        89
  NASDAQ STOCK MARKET (US)                              100      114       146      167       180       201
  NASDAQ COMP & DATA PROC. STOCKS                       100      134       199      222       227       309




                                 [BAR GRAPH]

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth information, as provided by the holders to the Company, concerning beneficial ownership of Common Stock as of August 15, 1995, by (i) all persons known by the Company to be the beneficial owners of five percent or more of the issued and outstanding Common Stock of the Company, (ii) each of the directors and named executive officers and (iii) the directors and executive officers of the Company as a group. Except as noted, all addresses are 414 Eagle Rock Avenue, West Orange, New Jersey 07052.

                                                                          No. of Shares       Percentage of
  Name of Beneficial Owner                                             Beneficially Owned       Ownership
  ---------------------------------------------------------------------------------------------------------
  S.M. Caravetta(1)                                                          1,098,128           17.5%

  Frederick R. Blume. Blume(2), c/o American Healthcare Fund, 122 S.           345,812            5.5%
  Michigan Ave., Chicago, IL  60603

  Graham O. King(3)                                                            300,000            4.8%

  James A. Pesce(4)                                                            173,333            2.8%

  Thomas Schleck(5)                                                             20,000        Less than 1%

  Stanford J. Goldblatt                                                              0        Less than 1%

  Robert E. King(6),(7),(8)                                                     33,500        Less than 1%

  Robert C. Bowers(6)                                                                0        Less than 1%

  James E. Cowie(8)                                                                  0        Less than 1%

  Stephen G. Sullivan(9)                                                       388,116            6.2%

  David K. Vanco(10), c/o Management Data Services, 655 W. Grand               525,000            8.3%
  Ave., Elmhurst, IL 60126

  All Officers and Directors(1-9) as a Group (16 persons)(11)                2,367,222             38%

(1) Includes 116,000 shares of Common Stock owned by the children of Mr. Caravetta. Mr. Caravetta disclaims beneficial ownership of such shares. Includes 222,128 shares of Common Stock owned by trusts, of which the children of Mr. Caravetta are the beneficiaries and Mr. Stephen J. Feinberg and the wife of Mr. Caravetta are trustees. Mr. Caravetta disclaims beneficial ownership of such shares. Mr. Caravetta may be deemed to be the promoter or founder of the Company as such term is defined under the federal securities laws.

(2) Shares which are owned by American Healthcare Fund, L.P., of which Mr. Blume is an affiliate and as to which Mr. Blume disclaims beneficial ownership. Does not include options to purchase 65,000 shares which might be issued upon exercise of stock options which have not yet vested.

(3) Shares issued to Mr. King in lieu of a cash bonus upon acceptance of employment with the Company, subject to certain cancellation provisions. Does not include 1,000,000 shares issuable upon exercise of stock options which are not currently exercisable. (See "Discussion of 1995 Executive Officer Compensation and Employment Agreements.")

(4) Includes 83,333 shares that represent the vested portion of Mr. Pesce's 133,000 stock options.

(5) Does not include 10,000 shares which might be issued upon exercise of a stock option which has not yet vested.

(6) Does not include 50,000 shares which might be issued upon exercise of a stock option which has not yet vested.

(7) Includes 18,000 shares held in trust for the benefit of Mr. King's children. Mr. King disclaims beneficial ownership of such shares.

(8) Does not include shares issuable upon conversion or exercise of the Series A Convertible Preferred Shares, Series A Warrants and Series B Warrants to be issued if the Proposal for Private Placement of Series A Convertible Preferred Shares and Warrants is approved.

(9) Includes 60,000 shares that represent the vested portion of Mr. Sullivan's options to purchase 75,000 shares, and 559 shares held by Mr. Sullivan's wife.

(10) Includes vested options to purchase 25,000 shares.

(11) Does not include 327,667 shares which might be issued upon exercise of options held by executive officers other than the named executive officers of the Company. Does not include holdings of Mr. Stephen J. Feinberg or Ambassador Maxwell Rabb, current directors of the Company who are not standing for election at the annual meeting.

                         PLAN OF INTERNAL RESTRUCTURING
                          (Item #5 on the Proxy Card)
INTRODUCTION

The Company is incorporated under the laws of the State of Delaware. Its corporate headquarters are in West Orange, New Jersey. The Company provides business management services and information systems to physician and physician delivery systems, and the ambulatory departments/centers of hospitals.

The Company operates both as an operating entity -- holding certain of its assets directly and conducting operations through various divisions -- and as a holding company for a number of wholly owned subsidiaries. The subsidiaries are Administrative Information Systems Corporation, a New Jersey corporation ("AIS"), Management-Data Service, Inc., an Illinois corporation ("MDS"), and MCHS, Inc., a Delaware corporation.

The Board of Directors has determined that it would be in the best interests of the Company and its stockholders for the Board of Directors to have the flexibility to transfer some or substantially all of the Company's operating assets to direct or indirect wholly owned subsidiaries, with the result that the Company would become solely a holding company. Toward this end, the Board of Directors has approved a plan of restructuring providing for the transfer of all of the Company's operating assets and liabilities to AIS. Although the Company has no present plans with respect to the securities of the subsidiaries, it is possible that at some point the subsidiaries of the Company could issue securities to holders other than the Company, and thus would not be wholly owned subsidiaries in the future.

The following charts sets forth the organizational structure of the Company and its subsidiaries before and after the proposed restructuring:

                               CURRENT STRUCTURE

                          Micro Healthsystems, Inc., a
                           Delaware corporation (the
                               "Company") (54% of
                             Company's consolidated
                              operating revenues)





Administration Information                                MCHS, Inc.,
   Systems Corporation,                            a Delaware corporation
 a New Jersey corporation                               (wholly owned
 (wholly owned subsidiary                             subsidiary of the
      of the Company)                                      Company)
  (23% of the Company's                                  (0% of the
 consolidated operating                            Company's consolidated
       revenues)                                     operating revenues)





                         Management Data Service, Inc.,
                            an Illinois corporation
                            (wholly owned subsidiary
                                of the Company)
                             (23% of the Company's
                             consolidated operating
                                    revenues)

                              PROPOSED STRUCTURE

                         Micro Healthsystems, Inc., a
                          Delaware corporation (the
                               "Company")(0% of
                            Company's consolidated
                             operating revenues)




Administration Information                          MCHS, Inc., a Delaware
   Systems Corporation,                                   corporation
 a New Jersey corporation                                (wholly owned
 (wholly owned subsidiary                                subsidiary of
     of the Company)                                      the Company)
    (77% of Company's                                   (0% of Company's
  consolidated operating                                  consolidated
        revenues)                                     operating revenues)



                        Management Data Service, Inc.
                           an Illinois corporation
                           (wholly owned subsidiary
                               of the Company)
                              (23% of Company's
                            consolidated operating
                                  revenues)

The implementation of the restructuring plan will not have a material effect on the consolidated financial statements of the Company, nor will it alter stockholders' percentage ownership interests. Consummation of the restructuring plan will not affect the voting rights and dividend and liquidation rights of the stockholders. If the stockholders approve the restructuring plan, the Board of Directors may choose to implement the entire plan or a portion of the plan, or the Board of Directors may elect not to implement the plan at all if it determines that the costs of implementing the restructuring outweigh the benefits to be gained by such restructuring.

The submission of the restructuring plan to stockholders is not intended to affect the Company's right under applicable Delaware law to dispose of less than all or substantially all of its assets without stockholder approval, and, even if the restructuring plan is not approved by the stockholders, the Company may, from time to time in the future, transfer portions of its assets to AIS, other subsidiaries, or to third parties on terms and for consideration approved by the Board of Directors, subject to applicable Delaware law, without seeking stockholder approval. Approval of the restructuring will not preclude any stockholder's right to challenge any future dispositions by the Company of the assets of the Company (including the stock of any subsidiaries) if such dispositions are not made in compliance with applicable law.


REASONS FOR THE RESTRUCTURING

The new structure of the Company and its subsidiaries will permit greater flexibility in the management and financing of new and existing business operations. The holding company structure should facilitate the disposition of existing businesses and the formation of joint ventures or other business combinations between subsidiaries and third parties by establishing subsidiaries responsible for specific lines of business or operations. The Board of Directors also believes that the line-of-business restructuring could further the objective of operating the Company's businesses on a more self-sufficient, independent economic basis. In addition, the holding company structure could permit improved delineation of administrative and other responsibilities within the corporate structure because it will permit a designated group of executive employees to concentrate their efforts on the concerns of the consolidated enterprise as a whole, while allowing the subsidiaries and subsidiary management to focus on subsidiary-specific objectives. Finally, the transfer of assets accompanying the restructuring may achieve certain other benefits, including the utilization of net operating loss carry forwards available to AIS.


EFFECT ON STOCKHOLDERS' RIGHTS

The outstanding stock of the Company will not be affected by the proposed internal restructuring. Consummation of the internal restructuring will not affect the voting, dividend, liquidation rights or ownership interests of the stockholders.

As is presently the case with the subsidiaries of the Company, the stockholders of the Company do not directly elect (and will not directly elect) the directors of the operating subsidiaries. Directors of these subsidiaries are elected by the Board of Directors of the Company, with the Company being the sole stockholder of the subsidiaries. The overall management of the affairs and operations of the Company will continue to be under the direction of the Board of Directors.

The Company has no present intention to cause any subsidiary to make a further transfer of assets to any affiliate of the Company (other than other wholly owned subsidiaries) or to any unrelated third party. The Company does not intend to seek stockholder approval of any subsequent dispositions of assets by a subsidiary or the stock of any subsidiary unless such assets or stock to be transferred constitute all or substantially all of the assets of the Company and its subsidiaries taken as a whole. In the event that the Company proposes to make a disposition of the stock of any of its subsidiaries, or if any subsidiary disposes of its assets, the Company will seek stockholder approval for such transaction if the stock or assets involved constitute substantially all the assets of the Company and its subsidiaries taken as a whole.


EFFECT ON COMPANY'S FINANCIAL STATEMENTS

The implementation of the restructuring plan will not have a material effect on the consolidated financial statements of the Company. Notwithstanding the modified structure, the Company will continue to report its financial operations and conditions on a consolidated basis.


OTHER EFFECTS ON THE COMPANY AND ITS STOCKHOLDERS

Except for the structural changes, consummation of the proposed restructuring is not expected to result in any material change in the overall operation of the Company or location of its facilities. Similarly, the proposed restructuring will not result in any changes in the current membership of the Board of Directors of the Company, and many of the officers of the Company are expected to remain in place after consummation of the restructuring. Some persons who are currently serving as officers of the Company may become officers or directors of one or more of the subsidiaries as well.

While the transactions presently contemplated under the restructuring plan do not create a conflict of interest between the Company and any of its stockholders, in the event that any of the subsidiaries, through public or private sale, should be ownedin part by persons other than the Company, such conflicts could arise. The Company has no present intention to effect a public or private sale of a part of the ownership of any of its subsidiaries.

If the restructuring plan is consummated, the Company will retain administrative functions and related assets, as well as a core group of senior management officers and employees.


TRANSFER OF ASSETS TO AIS

Approximately 54% of the Company's operations (as measured by revenues on a consolidated basis) are conducted directly by the Company. If the restructuring plan is implemented as contemplated, the assets and liabilities attributable to this portion of the Company's business would be transferred to AIS.

DISADVANTAGES OF RESTRUCTURING

Possible disadvantages of the restructuring proposal include a possible small increase in accounting and administrative costs and possible duplication of some administrative functions.

As noted above, stockholders of the Company will elect the directors of the Company, who will have overall responsibility for the management of the Company and the subsidiaries. The stockholders' statutory right to inspect the books and records of the Company under applicable Delaware law may not extend to the books and records of the operating subsidiaries.

The Board of Directors believes that the disadvantages are not significant or material and will be offset by both the increased focus on asset utilization and responsibility, and the more appropriate utilization of net operating loss carry forwards that may be possible after the restructuring.


TAX CONSEQUENCES OF THE INTERNAL RESTRUCTURING

Any assets transferred pursuant to the restructuring plan will be conveyed to the appropriate subsidiary on a tax-free basis pursuant to Section 351 of the Internal Revenue Code of 1986, as amended. With respect to state taxes, the Board of Directors believes that the restructuring may allow a more complete utilization of net operating loss carry forwards currently available to AIS.


DISSENTING STOCKHOLDERS

If the proposed restructuring plan is consummated, stockholders objecting to the terms or voting against the restructuring will not be entitled to any appraisal or similar rights under Delaware law.

STOCKHOLDER DERIVATIVE LITIGATION

If the proposal to restructure the Company and its subsidiaries is approved, the Company would assert this approval as a defense to any stockholder derivative suit alleging issues related to and arising out of the restructuring.


RECOMMENDATION

The Board of Directors believes that the advantages of the restructuring proposal as described above outweigh the possible disadvantages, and for that reason, the Board of Directors has adopted and recommends a vote FOR Item 5 on the Proxy Card.

                         INDEPENDENT PUBLIC ACCOUNTANTS

No independent public accounting firm has yet been selected to report on the Company's financial statements for the fiscal year ended March 31, 1996. Wiss & Company, LLP completed the audits of the financial statements of the Company for the fiscal year ended March 31, 1995. Representatives of Wiss & Company, LLP are expected to be present at the meeting and will have the opportunity to make a statement (if they so desire) and to be available to respond to appropriate questions.


The Audit Committee is considering independent public accountants (including Wiss & Company, LLP) to conduct an audit for the fiscal year ended March 31, 1996, and will make a recommendation to the Board of Directors when its deliberations are completed.


Wiss & Company, LLP issued unqualified reports on the Company's financial statements for the fiscal years ended March 31, 1994 and March 31, 1995, and to date the Company has had no disagreements with Wiss & Company, LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.


                               SECTION 16 FILINGS

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of such securities of the Company. Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.


To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were complied with during the 1994 fiscal year, except that Mr. Loscalzo did not make a Form 3 filing within the time period established by Section 16(a).


                             STOCKHOLDERS PROPOSALS

Any proposals by stockholders of the Company intended to be included in the Company's 1996 Annual Meeting of the Stockholders must be in writing and received at the Company, at its principal office, no later than May 1, 1996.

                        FINANCIAL AND OTHER INFORMATION

The Company's Audited Financial Statements for the fiscal years ended March 31, 1995 and March 31, 1994 are included in the Company's Annual Report on Form 10-K for the Fiscal Year ended March 31, 1995, and are incorporated herein by reference.

Management's discussion and analysis of the financial condition and results of operations of the Company is included in the Company's Annual Report on Form 10-K for the Fiscal Year ended March 31, 1995 under the heading "Management's Discussion of Financial Results," and is incorporated herein by reference.

A copy of the Annual Report on Form 10-K, and a copy of the Company's Quarterly Report of Form 10-Q for the fiscal quarter ended June 30, 1995, are being delivered with this Proxy Statement.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Information with respect to Certain Relationships and Related Transactions is included herein under the headings "Relationship of Purchasers to the Company," "Concerning the Board of Directors" and "Executive Compensation."


                                    GENERAL

Management of the Company does not know of any matters other than the foregoing that will be presented for consideration at the meeting. However, if other matters properly come before the meeting it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.


                                        By Order of the Board of Directors,



                                        Michael B. Loscalzo
September 18, 1995                      Vice President of Finance and Treasurer

                                                                    Exhibit A To
                                                                 Proxy Statement


                                  AMENDED AND
                              RESTATED CERTIFICATE
                                OF INCORPORATION
                                       OF
                           MICRO HEALTHSYSTEMS, INC.
                     (ORIGINAL CERTIFICATE OF INCORPORATION
                            FILED DECEMBER 3, 1976)


         MICRO HEALTHSYSTEMS, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Law"), does hereby certify:

           I. That the Board of Directors of the Corporation adopted a resolution setting forth the Amended and Restated Certificate of Incorporation set forth below, declaring it advisable and submitting it to the stockholders entitled to vote in respect thereof for their consideration of such Amended and Restated Certificate of Incorporation at the annual meeting of stockholders of the Corporation.

          II. That at such annual meeting of the stockholders, the holders of a majority of the outstanding stock entitled to vote thereon has voted in favor of the adoption of the Amended and Restated Certificate of Incorporation set forth below.

         III. That the Amended and Restated Certificate of Incorporation set forth below has been duly adopted in accordance with Sections 242 and 245 of the Law:

         FIRST:  The name of the Corporation is US SerVis, Inc.

         SECOND: The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, in the City of Dover, in the County of Kent. The name of the registered agent of the Corporation at such address is the United States Corporation Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware, as amended from time to time (the "Law").

                                                                    Exhibit A To
                                                                 Proxy Statement



         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Forty Million (40,000,000), of which Thirty Million (30,000,000) shares shall be of a class designated "Common Stock", having a par value of $.01 per share, and Ten Million (10,000,000) shares shall be of a class designated "Preferred Stock", having a par value of $.01 per share.

         The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class shall be as follows:

         (1)     Common Stock Provisions

                 1.1 Dividend rights. Subject to provisions of law and the preferences and other rights of the Preferred Stock, or any series thereof, and of any other stock ranking prior to the Common Stock as to dividends, the holders of the Common Stock shall be entitled to receive dividends at such time and in such amounts as may be determined by the Board of Directors of the Corporation.

                 1.2 Voting rights. Except as provided by law and in or this Restated Certificate of Incorporation and subject to the rights of the Preferred Stock, or any series thereof, each share of the Common Stock shall entitle the holder thereof to one vote on each matter submitted to a vote of the stockholders of the Corporation.

                 1.3 Liquidation rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation"), after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of any stock ranking prior to the Common Stock in the distribution of assets shall be entitled upon such Liquidation, and subject to participation rights, if any, of the Preferred Stock, or any series thereof, the holders of the Common Stock and the holders of any other stock ranking on a parity with the Common Stock in the distribution of assets upon such Liquidation shall be entitled to share in the remaining assets of the Corporation according to their respective interests.

         (2)     Preferred Stock Provisions

                 2.1 The Preferred Stock may be issued from time to time by the Board of Directors of the Corporation in one or more series. All shares of any one series of Preferred Stock shall be identical except as to the dates of issue and the dates from which dividends on shares of the series issued

                                                                    Exhibit A To
                                                                 Proxy Statement


         on different dates shall accumulate (if cumulative). Subject to the Law, authority is expressly granted to the Board of Directors of the Corporation to authorize the issuance of one or more series of Preferred Stock, and to fix by resolution or resolutions providing for the issuance of each such series the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, of such series, to the full extent now or hereafter permitted by law, including, but not limited to, the following:

                 (a) The number of shares of such series, which may subsequently be increased (except as otherwise provided by the resolution or resolutions of the Board of Directors of the Corporation providing for the issuance of such series) or decreased (to a number not less than the number of such shares then outstanding) by resolution or resolutions of the Board of Directors of the Corporation, and the distinctive designation thereof;

                 (b) The dividend rights of such series, the preferences, if any, over any other class or series of stock, or of any other class or series of stock over such series, as to dividends, the extent, if any, to which shares of such series shall be entitled to participate in dividends with shares of any other series or class of stock, whether dividends on shares of such series shall be fully, partially or conditionally cumulative, or a combination thereof, and any limitations, restrictions or conditions on the payment of such dividends;

                 (c) The rights of such series, and the preferences, if any, over any other class or series of stock, or of any other class or series of stock over such series, in the event of any voluntary or involuntary Liquidation of the Corporation and the extent, if any, to which shares of any such series shall be entitled to participate in such event with any other series or class of stock;

                 (d) The time or times during which, the price or prices at which, and the terms and conditions on which, the shares of such series may be redeemed;

                 (e) The terms of any purchase, retirement or sinking fund which may be provided for the shares of such series;

                                                                    Exhibit A To
                                                                 Proxy Statement


                 (f) The terms and conditions, if any, upon which the shares of such series shall be convertible into or exchangeable for shares of any other series, class or classes, or any other securities, to the full extent now or hereafter permitted by law;

                 (g) The voting powers or rights, if any, of such series in addition to the voting powers provided by law;

                 (h) The limitations or restrictions, if any, applicable, while shares of such series are outstanding, to the payment of dividends or making of distributions on, or the acquisition of, or the use of monies for purchase or redemption of, any other class or series of stock of the Corporation, or upon any other action of the Corporation, and the terms and conditions thereof; and

                 (i) Any other preference, rights, powers, limitations and restrictions, including without limitation restrictions on transferability, and qualifications of shares of such series, not inconsistent with law and this Restated Certificate of Incorporation.

                 2.2 Any shares of any series of Preferred Stock which shall at any time be acquired by the Corporation by reasons of redemption or otherwise shall become part of the authorized but undesignated Preferred Stock and be subject to designation as provided in Section 2.1.

                 2.3 The amendment of the terms of any certificate of designation of any series of the Preferred Stock of which shares are outstanding shall require only (i) that the Board of Directors of the Corporation adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the holders of such series of Preferred Stock for consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of stockholders by the holders of such series of Preferred Stock (in either event, subject to the ability of such holders to act by written consent in lieu of a meeting), and (ii) that the holders of a majority (or such greater number as may be required by the certificate of designation of such series) of the outstanding shares of such series of Preferred Stock have voted in favor of the amendment. Except for holders of a series of Preferred Stock the terms of which are being amended, no holder of Common Stock and no holder of any series of Preferred Stock shall be entitled to vote upon

                                                                    Exhibit A To
                                                                 Proxy Statement


         such amendment unless the rights of such holders would be adversely affected by such amendment or such vote shall otherwise be required by law or by any certificate of designation of any series of Preferred Stock.

         FIFTH: The following provisions are inserted for the regulation and conduct of the affairs of the Corporation, and it is expressly provided that they are intended to be in furtherance, and not in limitation or exclusion, of the powers elsewhere conferred herein or in the by-laws of the Corporation or conferred by law:

                 (1) Subject to any limitations set forth in the Certificate of Designation with respect to any series of Preferred Stock, the number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in, the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

                 (2) The Board of Directors of the Corporation shall have the power without the assent or vote of the stockholders:

                 (a) To make, alter, amend, change, add to or repeal the by-laws of the Corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

                 (b) To determine from time to time whether, and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to the inspection of the stockholders.

                 (3) The Board of Directors of the Corporation may, in its discretion, submit any contract or act for approval or ratification at any annual meeting of the stockholders or in any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented

                                                                    Exhibit A To
                                                                 Proxy Statement


         in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

                 (4) In addition to the powers and authorities set forth herein or by statute expressly conferred upon it, the Board of Directors of the Corporation is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject to the provisions of the General Corporation Law of the State of Delaware, as amended from time to time, this Amended and Restated Certificate, and the by-laws of the Corporation from time to time adopted by the stockholders; provided, however, that no by-law of the Corporation so adopted shall invalidate any prior act of the directors which would have been valid if such by-law of the Corporation had not been adopted.

To the extent any committee of directors of the Corporation is lawfully entitled to exercise the powers of the Board of Directors of the Corporation, such committee may exercise any right or authority of the Board of Directors under this Amended and Restated Certificate of Incorporation and references herein to the Board of Directors of the Corporation shall include any committee thereof.

         SIXTH:   No holder of any of the shares of the stock of the
Corporation, whether now or hereafter authorized and issued, shall be entitled as of right to purchase or subscribe for (1) any unissued stock of any class, or (2) any additional shares of any class to be issued by reason of any increase of the authorized capital stock of the Corporation of any class, or
(3) bonds, certificates of indebtedness, debentures or other securities convertible into stock of the Corporation, or carrying any right to purchase stock of any class, but any such unissued stock or such additional authorized issue of any stock or of other securities convertible into stock, or carrying any right to purchase stock, may be issued and disposed of pursuant to resolution of the Board of Directors of the Corporation to such persons, firms, corporations or associations and upon such terms as may be deemed advisable by the Board of Directors of the Corporation in the exercise of its discretion.

         SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of themand/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers

                                                                    Exhibit A To
                                                                 Proxy Statement


appointed for the Corporation under the provisions of Section 291 of the Law, as amended from time to time, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the Law, as amended from time to time, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, said comprise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

         EIGHTH: The Corporation shall, to the full extent permitted by Section 145 of the Delaware General Corporation Law of the State of Delaware, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto.

         NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in the certificate of incorporation in the manner now or hereafter prescribed by statute and all rights conferred on officers, directors and stockholders herein are granted subject to this reservation.

         TENTH: No director of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breaches of fiduciary duty as a director to the extent permitted by law, except that this provision shall not eliminate or limit the liability of any director (1) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the Law, as amended from time to time, or (4) for any transaction from which the director derived an improper personal benefit.

         ELEVENTH:        The certificate of incorporation of the Corporation,
as herein amended, shall constitute a restatement of and shall supersede the certificate of incorporation of the Corporation, as previously amended.

                                                                    Exhibit A To
                                                                 Proxy Statement


         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its Chairman of the Board, President or one of its Vice Presidents on August ____, 1995.


                                              MICRO HEALTHSYSTEMS, INC.


                                              By:___________________________
                                              Title:________________________

                                                                    Exhibit B To
                                                                 Proxy Statement










                      SERIES A CONVERTIBLE PREFERRED STOCK
                         AND WARRANT PURCHASE AGREEMENT

                                     AMONG

                           MICRO HEALTHSYSTEMS, INC.

                                      AND

                   THE PURCHASERS NAMED ON SCHEDULE 1 HERETO

                           DATED AS OF JULY 18, 1995

                                                                    Exhibit B To
                                                                 Proxy Statement



                               TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
1.   [INTENTIONALLY BLANK] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

2.   PURCHASE AND SALE OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     2.1        Authorization and Issuance of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
     2.2        Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     3.1        Organization; Good Standing; Qualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     3.2        Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
     3.3        Valid Issuance of Preferred and Common Stock and Warrants  . . . . . . . . . . . . . . . . . . . . .  2
     3.4        Governmental Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     3.5        Capitalization and Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
     3.6        Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     3.7        Contracts and Other Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     3.8        Registration Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     3.9        Permits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     3.10       Compliance With Other Instruments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
     3.11       Litigation   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     3.12       Financial Statements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     3.13       Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
     3.14       Holdings Company Act and Investment Company Act Status . . . . . . . . . . . . . . . . . . . . . . .  6
     3.15       Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     3.16       Disclosure   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     3.17       ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     3.18       Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     3.19       Offering of the Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
     3.20       Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     3.21       Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

4.   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     4.1        Authorization  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     4.2        Governmental Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
     4.3        Acquire Entirely for Own Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     4.4        Reliance Upon Investor's Representations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     4.5        Sophisticated Investor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     4.6        Restricted Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
     4.7        Legend . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

                                                                    Exhibit B To
                                                                 Proxy Statement




5.   COVENANTS OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     5.1        Financial Statements and Other Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     5.2        Inspection of Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
     5.3        Lost, Stolen, Destroyed or Mutilated Stock Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     5.4        No Superior Preferred  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     5.5        Reporting Requirements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     5.6        Affiliate Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
     5.7        Acquisition of Assets; Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     5.8        Additional Rights and Limitations of Series A Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . .  14

6.   CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
     6.1        Stockholder Approval . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     6.2        Qualifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     6.3        Opinion of Company Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     6.4        Registration Rights Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

7.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     7.1        Stockholder Approval . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     7.2        Restated Certificate and the Certificate of Designation  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     7.3        Qualifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

8.   INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     8.1        Indemnification by the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
     8.2        Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

9.   MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     9.1        Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
     9.2        Expiration of Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     9.3        Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     9.4        Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     9.5        Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     9.6        Titles and Subtitles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     9.7        Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
     9.8        Finder's Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     9.9        Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     9.10       Severability   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     9.11       Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
     9.12       Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Schedules and Exhibits

Schedule 1     -   Names and Addresses of Investors

                                                                    Exhibit B To
                                                                 Proxy Statement



Exhibit A-1    -   Form of Amended and Restated Certificate of Incorporation
Exhibit A-2    -   Form of Certificate of Designation of Series A Convertible Preferred Stock
Exhibit B      -   Form of Series A Warrant
Exhibit C      -   Form of Series B Warrant
Exhibit D      -   Form of Registration Rights Agreement
Exhibit E      -   Form of Opinion of Company Counsel

                                                                    Exhibit B To
                                                                 Proxy Statement




                           MICRO HEALTHSYSTEMS, INC.

                      SERIES A CONVERTIBLE PREFERRED STOCK
                         AND WARRANT PURCHASE AGREEMENT

    THIS SERIES A CONVERTIBLE PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of July 18, 1995, among MICRO Healthsystems, Inc., a Delaware corporation (the "Company"), and the purchasers listed on
Schedule 1 attached hereto (each, an "Investor" and collectively, the "Investors").

    The parties hereto agree as follows:

    1.   [INTENTIONALLY BLANK]

    2.   PURCHASE AND SALE OF SECURITIES

         2.1  Authorization and Issuance of Securities.

         (a) Prior to the Closing, the Company shall have adopted resolutions and filed with the Secretary of State of the State of Delaware (i) the Restated Certificate of Incorporation (the "Restated Certificate") in the form attached hereto as Exhibit A-1 and (ii) the Certificate of Designation Relating to the Series A Convertible Preferred Stock (the "Certificate of Designation") in the form attached hereto as Exhibit A-2.

         (b) Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to the Investors, and the Investors agree to purchase from the Company, individually and not jointly, in the aggregate, (i) 1,500,000 shares of Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock") for a purchase price of $4.00 per share, (ii) Series A Warrants to initially purchase 390,000 shares of Common Stock of the Company substantially in the form of Exhibit B attached hereto (the "Series A Warrants") and (iii) Series B Warrants to initially purchase 198,000 shares of Common Stock of the Company substantially in the form of Exhibit C attached hereto (the "Series B Warrants", and collectively with the Series A Warrants, the "Warrants"). Each Investor agrees to purchase securities of the type, and in the amounts, as set forth on Schedule 1 hereto. The number of shares of Common Stock which may be purchased upon the exercise of the Warrants and the price per share are subject to the terms and conditions set forth in the Warrants. The Series A Preferred Stock, the Series A Warrants and the Series B Warrants are sometimes hereafter collectively referred to as, the "Securities".

         2.2 Closing. The purchase, sale and delivery of the Securities shall take place at the office of Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, at 10:00

                                                                    Exhibit B To
                                                                 Proxy Statement


a.m. local time, on the second business day after the Company's annual meeting held during its fiscal year ending in 1996, or at such other time, date or place as the Company and the Investors may mutually agree upon in writing (which time, date and place are designated as the "Closing"). At the Closing, the Company shall deliver to each Investor, (i) a certificate representing the number of shares of Series A Preferred Stock to be purchased hereunder, (ii) a single registered Series A Warrant to purchase the number of shares of Common Stock of the Company set forth next to such Investor's name in the appropriate column on Schedule 1 hereto and (iii) a single registered Series B Warrant to purchase the number of shares of Common Stock of the Company set forth next to such Investor's name in the appropriate column on Schedule 1 hereto. The Series A Preferred Stock, Series A Warrants and Series B Warrants shall be delivered against payment of the purchase price therefor by wire transfer payable to the Company to one or more accounts designated by the Company prior to the Closing.

    3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to each Investor that, except as set forth on the Disclosure Schedule delivered to the Investors simultaneously with the execution of this Agreement (the "Disclosure Schedule"):

         3.1 Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and, assuming stockholder approval and the filing of the Restated Certificate and the Certificate of Designation, to execute and deliver this Agreement and the Registration Rights Agreement to issue and sell the Series A Preferred Stock, the Series A Warrants and the Series B Warrants pursuant to the terms hereof and the Common Stock issuable upon conversion or exercise thereof, and to carry out the provisions of this Agreement, the Registration Rights Agreement, the Restated Certificate and the Certificate of Designation. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the condition (financial or other), results of operations or assets or properties of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect").

         3.2 Authorization. All corporate action on the part of the Company (other than stockholder approval and the filing of the Restated Certificate and the Certificate of Designation) necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock, the Series A Warrants and the Series B Warrants pursuant to the terms hereof and the Common Stock issuable upon conversion or exercise thereof has been taken, and this Agreement and the Registration Rights Agreement have been, or at the Closing will have been, duly executed and delivered by the Company and constitute, or at the Closing will constitute,

                                                                    Exhibit B To
                                                                 Proxy Statement


valid and legally binding obligations of the Company, enforceable in accordance with their respective terms. Prior to the Closing, the Restated Certificate and the Certificate of Designation will have been filed with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of Delaware ("Delaware Law").

         3.3 Valid Issuance of Preferred and Common Stock and Warrants. The Series A Preferred Stock, the Series A Warrants and the Series B Warrants that are being acquired by the Investors hereunder, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free and clear of all liens, pledges, security interests, options, rights of first refusal, encumbrances, claims, preemptive rights and other third party rights ("Liens"), other than restrictions on transfer under this Agreement, the Warrants, the Registration Rights Agreement and applicable state and federal securities law.

         The Common Stock issuable upon conversion of the Series A Preferred Stock, and exercise of the Series A Warrants and the Series B Warrants will be duly and validly reserved for issuance and, when issued in compliance with the provisions of the Restated Certificate, the Certificate of Designation and the Warrants, will be duly and validly issued, fully paid and nonassessable and will be free and clear of all Liens other than restrictions on transfer under this Agreement, the Warrants, the Registration Rights Agreement and applicable state and federal securities laws.

         3.4 Governmental Consents. No consents, approval, qualification, order or authorization of, or declaration or filing with, any local, state, or federal governmental authority ("Consents") is required on the part of the Company in connection with the Company's valid execution, delivery or performance of this Agreement, the Registration Rights Agreement (other than Consents required in connection with the Company's performance of its obligations under the Registration Rights Agreement), and the sale, issuance or delivery of the Series A Preferred Stock, the Series A Warrants and the Series B Warrants by the Company pursuant to the terms hereof or the Common Stock issuable upon conversion or exercise thereof, except (i) the filing of (x) the Restated Certificate and (y) the Certificate of Designation with the Secretary of State of the State of Delaware, (ii) such Consents as will have been made or obtained prior to the Closing, except that any notices required to be filed with the Securities and Exchange Commission (the "Commission") under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such postclosing filings as may be required under applicable state securities laws and (iii) other Consents, the failure which to obtain or make would not result in a Material Adverse Effect.

         3.5 Capitalization and Voting Rights. The authorized capital stock of the Company will consist immediately prior to the Closing of:

                                                                    Exhibit B To
                                                                 Proxy Statement


            (i) Preferred Stock. 10,000,000 shares of Preferred Stock, of which 1,500,000 shares shall be Series A Convertible Preferred Stock, par value $0.01 per share. No shares of Series A Preferred Stock will be issued and outstanding immediately prior to the Closing.

          (ii) Common Stock. 30,000,000 shares of Common Stock, of which 6,256,837 shares are issued and outstanding as of the date hereof.

         (iii) Except for currently outstanding options to purchase 2,284,167 shares of Common Stock pursuant to the Company Option Plans (as defined below), there are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal), or agreements for the purchase or acquisition from the Company of any shares of its capital stock.
In addition to the aforementioned options, the Company has reserved an additional 772,833 shares of its Common Stock for purchase upon exercise of options to be granted in the future under the Company Option Plans and, to the Company's knowledge, there is no agreement or understanding between any persons that affects or relates to the voting or giving of written consents with respect to any security or the voting by a director of the Company. "Company Option Plans" shall mean, collectively, (i) the MICRO Healthsystems, Inc. 1993 Stock Option Plan, as amended, (ii) the 1994 Non-Employee Director Stock Option Plan, as amended and (iii) such other plans and agreements pursuant to which the Company has heretofore granted options or other rights to purchase capital stock of the Company.

         3.6 Subsidiaries. The Disclosure Schedule contains a list of each person in which the Company, directly or indirectly, owns a majority of the securities having ordinary voting power for the election of directors (the "Subsidiaries"). Each of the Subsidiaries is duly organized and existing under the laws of the jurisdiction in which it is incorporated or organized and is in good standing under such laws. Each Subsidiary is duly qualified to transact business and is in good standing in every jurisdiction (domestic or foreign) in which the nature of the respective business conducted or property owned by it makes such a qualification necessary and where the failure to so qualify would result in a Material Adverse Effect. All of the outstanding shares of the capital stock of each of the Subsidiaries have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned by the Company, free and clear of any Liens other than Liens securing existing bank debt (disclosed on the Disclosure Schedule). There are not outstanding any options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from any Subsidiary of any shares of its capital stock. None of the Subsidiaries is a party or subject to any agreement or understanding, and, to the best of the Company's knowledge, there is no agreement or understanding between any persons, that affect or relates to the voting or giving of written consents with respect to any security or the voting by a director of any of the Subsidiaries.

                                                                    Exhibit B To
                                                                 Proxy Statement


         3.7 Contracts and Other Commitments. All contracts, agreements, indentures and instruments which are in effect as of the date of this Agreement and are required to be disclosed under Regulation S-K or in the Company's Annual Report on Form 10-K as of the date hereof (the "Material Contracts") are set forth on the Disclosure Schedule. Neither the Company nor any of the Subsidiaries is in default under any Material Contract other than defaults which, individually or in the aggregate, do not result in a Material Adverse Effect.

         3.8 Registration Rights. Except as provided in the Registration Rights Agreement, the Company is not obligated to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

         3.9 Permits. The Company and the Subsidiaries have all franchises, permits, licenses, and any similar authority necessary for the conduct of their respective businesses as now being conducted by each of them, the lack of which could, individually or in the aggregate, result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is in default of or in violation in any material respect of any of such franchises, permits, licenses or other similar authority, except for defaults or violations which would not result in a Material Adverse Effect.

         3.10 Compliance With Other Instruments. Neither the Company nor any of the Subsidiaries is in violation or default (i) of any provision of its Charter or Bylaws or (ii) to the knowledge of the Company, of any judgment, order, writ, decree, statute, rule, or regulation applicable to the Company or the Subsidiaries. Neither the execution, delivery or performance of this Agreement and the Registration Rights Agreement, nor the execution and filing of the Restated Certificate or the Certificate of Designation, nor the issuance of the Securities hereunder, nor fulfillment of nor compliance with the terms and provisions hereof or thereof, nor the payment of dividends on the Series A Preferred Stock as contemplated by the Certificate of Designation out of funds legally available therefor, nor the redemption thereof out of funds legally available therefor will conflict with or result in a breach of the terms, conditions or provisions of, or give rise to a right of termination under, or constitute a default under, or result in any violation of, the Charter or Bylaws of the Company or any of the Subsidiaries, or any mortgage, agreement, instrument, order, judgment, decree, statute, rule or regulation to which the Company or any of the Subsidiaries or any of their respective property is subject, other than conflicts, breaches, defaults, terminations or violations which, individually or in the aggregate, do not result in a Material Adverse Effect or materially adversely affect the ability of the Company to perform its obligations under this Agreement, the Registration Rights Agreement, the Restated Certificate or the Certificate of Designation.

         3.11 Litigation. There is no action, suit, proceeding, or investigation pending or, to the Company's knowledge, currently threatened against the Company, or any of the Subsidiaries or any of their respective properties or assets, that questions the validity of this Agreement or the Registration Rights Agreement or the right of the Company to enter into such

                                                                    Exhibit B To
                                                                 Proxy Statement


agreements, or to consummate the transactions contemplated hereby or thereby, or that is reasonably expected to result, either individually or in the aggregate, in a Material Adverse Effect, or in any material change in the current equity ownership of the Company or the Subsidiaries. Neither the Company nor any of the Subsidiaries is a party to, or to the Company's knowledge, named in any order, writ, injunction, judgment, or decree of any court, government agency, or instrumentality.

         3.12    Financial Statements.

         (a) The Company has delivered to each Investor its audited financial statements, including the consolidated balance sheets, as of March 31, 1995 and the related consolidated statements of operations, statements of stockholders' deficit and statements of cash flows for the fiscal years then most recently ended, and the related notes thereto (such audited financial statements are referred to as the "Financial Statements").

         (b) The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements fairly present the financial condition, operating results and cash flows of the periods, indicated therein.

         3.13    Changes.

         Since March 31, 1995, there has not been:

         (a) any change in the assets, liabilities, financial condition, or operating results of the Company from that reflected in the Financial Statements, except changes that have not resulted in, in the aggregate, a Material Adverse Effect;

         (b) any damage, destruction or loss, whether or not covered by insurance, that has resulted in a Material Adverse Effect;

         (c) any waiver or compromise by the Company or any of the Subsidiaries of a valuable right or of a material debt owed to it;

         (d) any satisfaction or discharge of any Lien or payment of any material obligation by the Company or any of the Subsidiaries, except in the ordinary course of business;

         (e) any material adverse change to a Material Contract;

         (f) any material change in any compensation arrangement or agreement with any executive officer or director of the Company or any of the Subsidiaries;

                                                                    Exhibit B To
                                                                 Proxy Statement


         (g) any sale, assignment, or transfer of any patents, trademarks, copyrights, trade secrets, or other intangible assets, except for licenses granted in the ordinary course of business;

         (h) any resignation or termination of employment of any officer or key employee of the Company or any of the Subsidiaries;

         (i) any receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company or any of the Subsidiaries;

         (j) any mortgage, pledge, transfer of a security interest in, or Lien, created by the Company or any of the Subsidiaries, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

         (k) any loans or guarantees made by the Company or any of its Subsidiaries to or for the benefit of its officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business or loans and advances of less than $25,000 to any such person;

         (l) any declaration, setting aside, or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

         (m) to the best of the Company's knowledge, any other event or condition of any character that, individually or in the aggregate, might reasonably be expected to result in a Material Adverse Effect; or

         (n) any agreement or commitment by the Company or any of the Subsidiaries to do any of the things described in this Section 3.13.

         3.14 Holdings Company Act and Investment Company Act Status. The Company is not a "holding company" or a "public utility company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         3.15 Taxes. The Company and the Subsidiaries have filed all required Tax returns and reports which are material and have paid, or adequately provided for the payment of, all Taxes, assessments and other governmental charges imposed upon them or upon any of their respective assets, income or franchises, except where the failure to file or pay would not result in a Material Adverse Effect. "Taxes" include all federal, state, local, foreign and provincial income, capital gains, property transfer, payroll, withholding, excise, sales, use, use

                                                                    Exhibit B To
                                                                 Proxy Statement


and occupancy, mercantile, real estate, personal property, value added, capital stock, franchise or other taxes, assessments or charges and estimated taxes relating thereto.

         3.16  Disclosure.  Neither this Agreement nor the Disclosure
Schedule or exhibits hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading, when taken as a whole. There is no fact peculiar to the Company or any of the Subsidiaries of which the Company is aware which the Company has not disclosed to the Investors in writing which would result, or has resulted in, a Material Adverse Effect or, so far as the Company can now reasonably foresee, will materially adversely affect the ability of the Company to perform this Agreement, the Registration Rights Agreement or its obligations in respect of the Securities.

         3.17  ERISA.

         (a) The Disclosure Schedule sets forth a true, correct, and complete list of all Company Plans. The Company and the Subsidiaries have, with respect to each Company Plan, delivered to the Investor true and complete copies of (i) all Plan documents and agreements; (i) the most recent summary Plan description for each Plan and material employee communications; (iii) the most recent annual report (including all Schedules thereto, if any); and (iv) if the Plan is intended to qualify under Section 401(a) or 403(a) of the Code, the most recent determination letter received from the Internal Revenue Service or opinion letter received from the sponsor of a prototype plan.

         (b) With respect to each Plan, neither the Company nor any of the Subsidiaries has direct or indirect, actual or contingent, liability which would result in a Material Adverse Effect, other than to make payments for contributions, premiums or benefits or other expenses related to such Plans when due in the ordinary course, all of which payments that are due have been made and no Plan is a "defined benefit plan" (as defined in Section 3(35) of ERISA). No assets of the Company or any of the Subsidiaries are subject to any lien under Sections 302(f), 306(a), 307(a), 412 or 4068 of ERISA or Sections 401(a)(29) or 312(n) of the Code.

         (c) With respect to each Company Plan: (i) each such Plan conforms to, and its administration is in compliance with, all applicable laws and regulations, except where the failure to conform or comply would not result in a Material Adverse Effect; (ii) the form of each such Plan intended to qualify under Sections 401(a) or 403(a) of the Code so qualifies except for the adoption of amendments for which the remedial amendment period under Section 401(b) of the Code has not yet expired; (iii) no such Plan is subject to
Section 302 of ERISA or Section 412 of the Code; (iv) no such Plan is subject to Title IV of ERISA; (v) there are no actions, suits or claims pending or, to the knowledge of the Company, threatened (other than routine claims for benefits) which would result in a Material Adverse Effect; and (vi) each such Plan that is a group health plan has been operated in compliance with Section 4980B of the Code at all times, except to the extent that non-compliance would not result in a Material Adverse Effect.

                                                                    Exhibit B To
                                                                 Proxy Statement


         (d) Except as specified on the Disclosure Schedule, there are no Retiree Welfare Plans for former or current employees of the Company or any of the Subsidiaries that are not fairly reflected by reserves shown in the Financial Statements (to the extent such reserves are required in accordance with generally accepted accounting principles). The consummation of the transactions contemplated by this Agreement (without any further action) will not (i) entitle any current or former employee, officer, director or agent of or consultant to the Company or any of the Subsidiaries to severance pay, unemployment compensation or any similar payment, (ii) accelerate the time of payment or vesting of or increase the amount of compensation due to any current or former employee, officer, director or agent of or consultant to the Company or any of the Subsidiaries, or (iii) constitute a "prohibited transaction" (as defined in Section 406 or 407 of ERISA or Section 4975 of the Code).

         (e) No Company Plan is a "multiple employer plan" or a "multiemployer plan" within the meaning of ERISA or the Code; and neither the Company nor any of the Subsidiaries has direct or indirect, actual or contingent, liability with respect to any partial or complete withdrawal (as such terms are defined in Sections 4203 and 4205 of ERISA) from any multiemployer plan which would result in a Material Adverse Effect.

         (f) As these terms are used in this Section:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company Plan" means any Plan maintained by or contributed to by the Company or any Subsidiary that provides benefits with respect to employees or former employees of the Company or any of the Subsidiaries.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Plan" means any "employee benefit plan" within the meaning of Section 3(3) of ERISA, including but not limited to any pension, retirement, profit sharing, stock bonus incentive, stock option, restricted stock or other equity based compensation plan, other plan of deferred compensation, medical, dental or other health benefit plan, life insurance, disability insurance or accident insurance plan, severance plan, policy, program or arrangement with respect to which the Company or any of the Subsidiaries has any direct or indirect, fixed or contingent, liability.

         "Welfare Plan" means any Plan maintained by or contributed to by the Company or a Subsidiary that is a welfare plan within the meaning of Section 3(1) of ERISA and provides benefits with respect to employees or former employees of the Company or any of the Subsidiaries.

                                                                    Exhibit B To
                                                                 Proxy Statement


         "Retiree Welfare Plan" means any Welfare Plan that provides medical, dental or health benefits with respect to employees or former employees of the Company or any of the Subsidiaries beyond the thirtieth day following their retirement or other termination of service (other than coverage mandated under Section 4980B of the Code).

         3.18 Environmental Matters. Neither the Company nor any of the Subsidiaries has disposed of or arranged for the disposal of any hazardous substances, other than in conformity with applicable laws and regulations, at any facility, location or site owned or leased by the Company or any of the Subsidiaries except to the extent that such disposal does not, individually or in the aggregate, result in a Material Adverse Effect and, to the best of the Company's knowledge, neither the Company nor any of the Subsidiaries has been designated a potentially liable party for remedial action or response costs in connection with such facility, location or site under the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Resource Conservation and Recovery Act, as amended, the Toxic Control Substance Act, the Clean Water Act, the Clean Air Act or comparable state statutes, except to the extent that any such designation does not result in a Material Adverse Effect. To the best of the Company's knowledge, except for such use or storage of hazardous substances as is incidental to the conduct of the Company's or any of the Subsidiaries' operations, which use and storage is or has been in conformity with applicable laws and regulations, except where the failure to conform wold not result in a Material Adverse Effect, no property or asset owned or leased by the Company or any of the Subsidiaries has been used for the storage, treatment, generation, processing, production or disposal of any hazardous substances or as a landfill or other waste disposal site in violation of applicable environmental laws, except to the extent that such uses or storage do not, individually or in the aggregate, result in a Material Adverse Effect. To the best of the Company's knowledge, underground storage tanks are not and have not been located on or under any property or assets owned or leased by the Company or any of the Subsidiaries, except to the extent that such storage tanks do not, individually or in the aggregate, result in a Material Adverse Effect. For the purpose of this Section, "hazardous substances" shall mean those substances defined or listed by the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Resource Conservation and Recovery Act, the Clean Air Act and regulations thereunder.

         3.19 Offering of the Shares. To the knowledge of the Company, neither the Company nor any person acting on its behalf has offered the Securities or any similar securities of the Company for sale or exchange to, solicited any offers to buy such securities of the Company from or otherwise approached or negotiated with respect to such securities of the Company with, any person other than the Investors and a limited number of other Persons that it believed were "accredited investors" (as defined in Rule 501(a) under the Securities Act). Based in part on the accuracy of the representations and warranties of the Investors contained herein, neither the Company nor any person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the

                                                                    Exhibit B To
                                                                 Proxy Statement


Securities under the Securities Act and the rules and regulations of the Commission thereunder) which might subject the offering, issuance or exchange of the Securities to the registration requirements of Section 5 of the Securities Act. The Company will offer and exchange the Securities in compliance with all applicable state securities laws and will make all necessary filings and qualifications required by such laws. "Person" shall mean an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company or any other entity or organization, including a governmental or political subdivision or any agency or instrumentality thereof.

         3.20  Intellectual Property.

         (a) The Disclosure Schedule contains a listing of all software and databases that are material to the conduct of the business of the Company and the Subsidiaries, taken as a whole, in which the Company or any of the
Subsidiaries: (i) holds any ownership interest ("Owned Software"); or (ii) holds written license to use (with said license agreement being also identified), but excluding PC based software that is available pursuant to "shrink wrap" agreements ("Third Party Software", Owned Software and Third Party Software being referred to collectively as "Software"). To the knowledge of the Company, the Company and the Subsidiaries do not use any software or databases that are material to the business of the Company and the Subsidiaries, taken as a whole, for which the user has neither ownership rights nor a valid license.

         (b) To the knowledge of the Company, the Company or one of the Subsidiaries possesses legal rights in the Software that are sufficient to conduct the business of the Company and the Subsidiaries as the same is presently conducted.

         (c) To the knowledge of the Company, there are no outstanding options, licenses or agreements of any kind relating to the Software to which the Company or the Subsidiaries is a party which, with respect to the Company's or such Subsidiaries' ability to use the Software, would result in a Material Adverse Effect.

         3.21 Labor Relations. There is no pending or, to the Company's knowledge, threatened strike, picketing, work stoppage or work slowdown involving employees of the Company or any of the Subsidiaries. No union is certified by the National Labor Relations Board as collective bargaining agent for employees of the Company or any of the Subsidiaries. No written demand is pending for recognition of such employees, no election for certification is pending, and, to the Company's knowledge, no such demand is scheduled.

    4.   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         Each Investor hereby represents and warrants that:

                                                                    Exhibit B To
                                                                 Proxy Statement


         4.1 Authorization. The Investor has full power and authority to enter into this Agreement and perform its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement by the Investor have been duly approved by all necessary proceedings on the part of the Investor. This Agreement has been duly executed and delivered by the Investor. This Agreement constitutes a valid and legally binding obligation of such Investor, enforceable in accordance with its terms.

         4.2 Governmental Consents. No Consent is required on the part of the Investor in connection with the execution and delivery of this Agreement or the performance by the Investor of the transactions contemplated hereby, except for filings after the Closing under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

         4.3 Acquire Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by its execution of this Agreement it hereby confirms, that the Securities to be acquired by the Investor and the Common Stock issuable upon conversion of the Warrants will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that, it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities or the Common Stock issuable upon conversion of the Securities.

         4.4 Reliance Upon Investor's Representations. The Investor understands that the Securities are not, and any Common Stock acquired upon conversion thereof at the time of issuance may not be, registered under the Securities Act on the ground that the acquisition provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Investor's representations set forth herein.

         4.5 Sophisticated Investor. The Investor is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Investor is a sophisticated purchaser with respect to the Securities, has been given the opportunity to access the records of the Company and its Subsidiaries and has made its own independent analysis and investigation into the business, operations, financial condition and general creditworthiness of the Company and the Subsidiaries and has made its own independent decision to acquire the Securities pursuant to the terms and conditions set forth in this Agreement, except that the Investor has relied upon the representations, warranties and covenants of the Company contained in this Agreement.

         4.6 Restricted Securities. The Investor understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or

                                                                    Exhibit B To
                                                                 Proxy Statement


an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely to redemption in accordance with their terms. In particular, the Investor is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

         4.7 Legend. Each certificate or other document evidencing any of the Securities being acquired hereunder shall be endorsed with the legend set forth below, and the Investor covenants that, except to the extent such restrictions are waived by the Company, the Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate, with respect to the Series A Preferred Stock:

         "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SHARES UNDER SUCH ACT OR LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

         with respect to the Warrants:

         "THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR SUCH LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

    5.   COVENANTS OF THE COMPANY

         5.1 Financial Statements and Other Reports. The Company agrees that it will deliver to each holder of at least 100,000 shares of Series A Preferred
Stock:

                                                                    Exhibit B To
                                                                 Proxy Statement


          (i) promptly upon transmission thereof and in any event, not later than the expiration of the applicable filing period pursuant to the Securities Act and the Exchange Act, copies of all such financial statements, proxy statements, notices and reports as the Company shall send to its stockholders and copies of all such registration statements, other than registration statements relating to employee benefit or dividend reinvestment plans, and all such regular and periodic reports as it shall file with the Commission;

         (ii) promptly upon production thereof and in any event, no later than sixty (60) days after the beginning of each fiscal year, an operating plan (adopted by the Board of Directors of the Company) for such fiscal year prepared for each month, including projected cash flow and capital expenditure budgets for each month supported by a narrative describing the assumptions upon which the plan is based; and

         (iii) such other financial information as shall be reasonably requested by a holder of the Securities promptly after such holder provides a written request with respect thereto to the Company.

         5.2 Inspection of Property. As long as any Investor or any of such Investor's Affiliates shall hold at least 100,000 shares of the Series A Preferred Stock, the Company will permit representatives of any such Investor to visit and inspect, at such Investor's expense, any of the properties of the Company and its Subsidiaries, to examine the corporate books and make copies or extracts therefrom and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the principal officers of the Company, all at such reasonable times and as often as such Investor may reasonably request. Such Investor agrees not to disclose to any Person any information or data obtained by it pursuant to Section 5.1 or this Section 5.2 until such information or data otherwise becomes publicly available or except pursuant to a valid subpoena, judicial process or its equivalent or as otherwise required by applicable law; provided, however, such Investor shall have used its best efforts to give the company advance notice of such subpoena or judicial process so that the Company may seek an appropriate protective order. Such Investor will take appropriate measures to limit the communication of material non-public information concerning the Company and the Subsidiaries to those of its agents, employees, partners and representatives who have a genuine and bona fide need to know the same. Such Investor will advise its agents, employees, partners and representatives who do receive such information of the obligation of such Investor hereunder and of the obligations imposed under the federal and state securities laws. "Affiliate" shall have the meaning set forth under Rule 12b-2 of the Exchange Act.

         5.3 Lost, Stolen, Destroyed or Mutilated Stock Certificates. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any certificate representing the Securities, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new certificate of like tenor for a

                                                                    Exhibit B To
                                                                 Proxy Statement


number of shares of the Series A Preferred Stock, the Series A Warrants or the Series B Warrants, as the case may be, equal to the number of shares of such stock represented by the certificate lost, stolen, destroyed or mutilated.

         5.4 No Superior Preferred. As long as not less than 300,000 shares of the Series A Preferred Stock remain outstanding, the Company shall not (a) alter or change the rights, preferences or privileges of the Series A Preferred Stock, or (b) issue any preferred or common stock superior or pari passu to the Series A Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation, without the written consent of holders of not less than a majority of the shares of Series A Preferred Stock then outstanding.

         5.5 Reporting Requirements. As long as the Company is subject to the periodic reporting requirements of the Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder.

         5.6 Affiliate Transactions. As long as not less than 300,000 shares of the Series A Preferred Stock remain outstanding, the Company will not enter into, without the consent of the Company's Board of Directors, any material transaction, arrangement or agreement with any Affiliate (including, without limitation, any officer or director of any Affiliate) involving, directly or indirectly, the payment of money or transfer of property to such Affiliate or officer or director of such Affiliate, having an aggregate value in excess of $250,000, except for (i) such transactions, arrangements or agreements which the Preferred Director (as defined in the Certificate of Designation) has consented to in writing or (ii) customary employment arrangements and benefit programs on reasonable terms no less favorable to the Company or any Subsidiary than would be obtained by the Company or any Subsidiary in a comparable arm's-length transaction with a Person who is not an Affiliate of the Company or any Subsidiary.

         5.7 Acquisition of Assets; Investments. As long as not less than 300,000 shares of the Series A Preferred Stock remain outstanding, the Company shall not, other than in the ordinary course of business, purchase or acquire a business of another Person (by means of acquisition of the assets or shares of capital stock of any Person) for consideration in excess of $1,000,000, unless such purchase or acquisition has been approved by a majority of the Board of Directors of the Company.

         5.8  Additional Rights and Limitations of Series A Preferred Stock.

         (a) So long as at least 300,000 shares of Series A Preferred Stock are outstanding, the holders of Series A Preferred Stock shall be entitled to the preemptive right to subscribe for and purchase their respective pro rata portion of any issuance of Common Stock of the Company. The preemptive right granted under this section shall not apply to the issuance

                                                                    Exhibit B To
                                                                 Proxy Statement


of Excluded Stock (as defined in the Certificate of Designation), issuances or deemed issuances of Common Stock pursuant to an underwritten registered offering or issuances or deemed issuances of Common Stock in connection with the acquisition of the assets or securities of any Person.

         (b) If an issuance of Common Stock gives rise to a preemptive right under this Section 5.8, the Company shall give all holders of Series A Preferred Stock written notice of such issuance within thirty (30) days prior to such issuance, which notice shall set forth the price and terms of such issuance. A holder of Series A Preferred Stock may exercise the preemptive right granted in this Section 5.8 only by giving written notice of exercise to the Company within fifteen (15) days following the receipt of the Company's notice to the holder. The holder's notice of exercise shall specify the number of shares of Common Stock being purchased by such holder and shall be accompanied by a cashier's check or certified check in the full amount of the price for the shares being purchased.

         (c) In determining a holder's pro rata portion of any issuance of Common Stock for purpose of this Section 5.8, it shall be assumed that all outstanding options or rights to purchase Common Stock have been exercised and that all securities exchangeable for or convertible into Common Stock have been so exchanged or converted. The rights contained in this Section 5.8 may be waived or amended in accordance with the provisions of Section 9.9 hereof.

    6.   CONDITIONS OF INVESTORS' OBLIGATIONS AT CLOSING

         The obligations of each Investor under Section 2.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall only be effective against such Investor if it consents in writing thereto:

         6.1 Stockholder Approval. The adoption of the Restated Certificate and the Certificate of Designation and the issuance and sale of the Securities shall have been duly authorized and approved by the stockholders of the Company in accordance with Delaware Law.

         6.2 Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body that are required to be obtained prior to the Closing in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

         6.3 Opinion of Company Counsel. The Investors shall have received from Hopkins & Sutter, special counsel for the Company, an opinion, dated the date of the Closing, in the form attached hereto as Exhibit E.

                                                                    Exhibit B To
                                                                 Proxy Statement


         6.4 Registration Rights Agreement. The Company shall have executed and delivered to the Investors that certain Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") attached hereto as Exhibit D, setting forth certain rights, privileges and obligations of the Company and the Investors with respect to the Securities.

    7.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

         The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         7.1 Stockholder Approval. The adoption of the Restated Certificate and the Certificate of Designation and the issuance and sale of the Securities shall have been duly authorized and approved by the stockholders of the Company in accordance with Delaware Law.

         7.2 Restated Certificate and the Certificate of Designation. The Restated Certificate and the Certificate of Designation shall have been accepted for filing by the Secretary of State of Delaware.

         7.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body that are required to be obtained prior to the Closing in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

    8.   INDEMNIFICATION

         8.1  Indemnification by the Company.

         (a) The Company hereby agrees to indemnify and hold harmless each Investor (including its partners and employees) and its Affiliates against any and all losses, damages, liabilities, claims, demands, judgments, settlements, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) (collectively, "Losses") (i) resulting from or arising out of the inaccuracy of any representation or warranty or the breach or non-performance of any covenant or agreement of the Company contained in this Agreement, or
(ii) in connection with any threatened or pending litigation involving such Investor with respect to the transaction contemplated by this Agreement, unless such Losses arise principally out of the gross negligence, malfeasance, or bad faith of such Investor.

         (b) If any action, proceeding or claim shall be brought or asserted against any Investor (including its employees) or its Affiliates (each, a "Investor Indemnified Party") by any third party, which action, proceeding or claim, if determined adversely to the interest of the Investor Indemnified Party, would entitle the Investor Indemnified Party to indemnity pursuant to this Section 8.1, the Investor Indemnified Party shall promptly but in no event later than

                                                                    Exhibit B To
                                                                 Proxy Statement


fifteen (15) days from the date that such action, proceeding or claim was commenced, notify the Company of the same in writing specifying in detail the basis of such claim and the facts pertaining thereto, and the Company shall be entitled to assume the defense thereof and have the sole control of the defense and settlement thereof, including the employment of counsel and the payment of all expenses; provided, however, that the Investor Indemnified Party shall have the right to employ counsel separate from counsel employed by the Company in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be at the expense of the Investor Indemnified Party unless (i) (1) the employment thereof has been specifically authorized by the Company in writing or (2) the use of counsel chosen by the Company to represent the Investor Indemnified Party would present such counsel with a conflict of interest or (ii) the Company has failed to assume the defense and to employ counsel. The Company shall not be liable for any settlement of any such action or proceeding effected without the written consent of the Company (unless such consent is unreasonably withheld by the Company), but if settled with the written consent of the Company, or if there shall be a final judgment for plaintiff in any such action, the Company agrees to indemnify and hold harmless the Investor Indemnified Party from and against any and all Losses by reason of such settlement or judgment. Notwithstanding the foregoing, without the written consent of the Investor Indemnified Party, the Company shall not be entitled to settle any nonmonetary claim involving the business, operations or assets of the Investor Indemnified Party if such settlement would impose on it any obligation which cannot be satisfied by the payment of money.

         8.2 Contribution. If the indemnification provided in this Section 8 were to be unavailable to the parties hereto for any reason, the Company and the Investors will contribute to the Losses in the proportion that the Company's interest bears to each Investor's interest (on a pro rata basis) in the matters contemplated by this Agreement.

    9.   MISCELLANEOUS

         9.1 Entire Agreement. This Agreement and the documents referred to herein (together with the letter agreement dated June 26, 1995 which the parties hereto agree shall terminate at the Closing) constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Matters disclosed in any paragraph of the Disclosure Schedule shall be deemed to be disclosed with respect to all paragraphs of the Disclosure Schedule. The Company's Form 10-K filed June 29, 1995 (and delivered to the Investors prior to the date hereof), the exhibits thereto, including all information and exhibits incorporated therein shall be deemed incorporated in the Disclosure Schedule.

         9.2 Expiration of Warranties. The warranties and representations of the Company and the Investor contained in or made pursuant to this Agreement shall in no way be affected by an investigation of the subject matter thereof made by or on behalf of the Company or the Investor and shall survive the Closing. Notwithstanding the foregoing, the representations

                                                                    Exhibit B To
                                                                 Proxy Statement


and warranties contained in Sections 3.7, 3.9, 3.11, 3.12, 3.13, 3.14, 3.15,
3.16, 3.17, 3.18, 3.19, 3.20 and 3.21 shall survive only until March 31, 1997.

         9.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reasons of this Agreement, except as expressly provided in this Agreement.

         9.4 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO THE PRINCIPLES OF THE CONFLICTS OF LAWS THEREOF.

         9.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         9.6 Titles and Subtitles. The title and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         9.7 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service, upon confirmation of telex or telecopy, five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid or upon the next day following deposit with a nationally recognized overnight air courier, addressed as follows:

         (a) if to an Investor, to its address set forth on Schedule 1 hereto.


         (b) If to the Company, to:

             MICRO Healthsystems, Inc.
             414 Eagle Rock Avenue
             West Orange, NJ  07052
             Attention: Graham O. King
             Facsimile: 201-731-1295

                                                                    Exhibit B To
                                                                 Proxy Statement




             With a copy to:

             Stanford Goldblatt, Esq.
             Hopkins & Sutter
             Three First National Plaza
             Chicago, IL  60602
             Facsimile: 312-558-4276

Any party may by notice given in accordance with this Section 9.7 to the other party to this Agreement designate another address or person for receipt of notice hereunder.

         9.8 Finder's Fees. Each party represents that it neither is nor will it be obligated for any finder's fee or commission in connection with this transaction.

         9.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors holding, or prior to the Closing obligated to purchase, a majority of the Series A Preferred Stock.

         9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         9.11 Expenses. Irrespective of whether the Closing is effected, the Company shall pay all reasonable fees, costs and expenses (including, without limitation, the reasonable legal fees, costs and expenses of special legal counsel to Frontenac VI Limited Partnership ("Frontenac")) that Frontenac incurs from June 1, 1995 to the date of determination with respect to the negotiation, execution and delivery of this Agreement up to a maximum aggregate amount of $50,000.

         9.12 Termination. This Agreement and all rights and obligations of the parties hereto may be terminated at any time on or after September 15, 1995 (so long as the Closing has not occurred) by the written consent of the Company or the Investors obligated to purchase, in the aggregate, a majority of the Series A Preferred Stock pursuant hereto.

                                                                    Exhibit B To
                                                                 Proxy Statement


         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                           MICRO HEALTHSYSTEMS, INC.



                                           By:  _____________________________
                                           Name:  Graham O. King
                                           Title:



                                           FRONTENAC VI LIMITED PARTNERSHIP

                                           By:   Frontenac Company
                                           Its:    General Partner


                                           By:  _____________________________
                                           Name:  James E. Cowie
                                           Its:  General Partner


                                           ROBERT E. KING INCOME TRUST


                                           By:_______________________________
                                              David A. Hutchinson, as Trustee
                                              of the Robert E. King Income
                                              Trust, dated December 18, 1986


                                           MORGAN HOLLAND FUND II, L.P.


                                           By:_______________________________
                                           Name:  James F. Morgan, a
                                                  General Partner

                                                                    Exhibit B To
                                                                 Proxy Statement


                                   SCHEDULE 1


                   INVESTOR                               SERIES A           SERIES B              SERIES A
               NAME AND ADDRESS                         WARRANTS(1)        WARRANTS(1/)        PREFERRED STOCK(2)
               ----------------                         -----------        ------------        ------------------
 Frontenac VI Limited Partnership                          325,000            165,000               1,250,000
 c/o Frontenac Company
 135 South LaSalle Street
 Suite 3800
 Chicago, IL 60603
 Attention: James E. Cowie
 Facsimile: 312-368-9520


 Robert E. King Income Trust                                32,500             16,500                 125,000
 15 Salt Creek Lane
 Suite 411
 Hinsdale, IL 60521
 Attention: David A. Hutchison,
               Trustee


 Morgan Holland Fund II, L.P.                               32,500             16,500                 125,000
 One Liberty Square
 Boston, MA 02109
 Attention:  James F. Morgan





____________________

        (1)Number of shares of Common Stock issuable upon exercise

        (2)Number of shares of Series A Convertible Preferred Stock

                                                                    Exhibit B To
                                                                 Proxy Statement


                                FIRST AMENDMENT
                            TO SERIES A CONVERTIBLE
                              PREFERRED STOCK AND
                           WARRANT PURCHASE AGREEMENT

    THIS FIRST AMENDMENT, dated as of July 31, 1995 (the "First Amendment"), is entered into among MICRO HEALTHSYSTEMS, INC., a Delaware corporation (the "Company"), and the Purchasers (the "Purchasers") named on Schedule 1 to the Purchase Agreement (as defined below) which are signatory to this First Amendment.

                                   RECITALS:

    A. The Company and the Purchasers have entered into that certain Series A Convertible Preferred Stock and Warrant Purchase Agreement dated as of July 18, 1995 (the "Purchase Agreement"). Terms used herein and not otherwise defined shall have the same meanings as specified in the Purchase Agreement.

    B. The Company and certain or all of the Purchasers wish to amend the Purchase Agreement in the manner set forth herein.

         Therefore, the parties hereto agree as follows:

    SECTION 1.     AMENDMENT TO THE PURCHASE AGREEMENT.

         1.1 Section 9.12. Section 9.12 of the Purchase Agreement is hereby amended by deleting the reference to "September 15, 1995" and inserting "October 15, 1995" in lieu thereof.

    SECTION 2. WARRANTIES. To induce the Purchasers to enter into this First Amendment, the Company warrants that:

         2.1 Authorization. The Company is duly authorized to execute and deliver this First Amendment and is duly authorized to perform its obligations under the Purchase Agreement, as amended hereby.

         2.2 Validity and Binding Effect. The Purchase Agreement, as amended hereby, is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                                                                    Exhibit B To
                                                                 Proxy Statement




    SECTION 3.  GENERAL.

         3.1 Expenses. Subject to the limitations set forth in Section 9.11 of the Purchase Agreement, the Company agrees to pay upon demand all reasonable expenses of Frontenac VI Limited Partnership ("Frontenac"), including reasonable fees of attorneys incurred by Frontenac in connection with the preparation, negotiation and execution of this First Amendment, and any document required to be furnished herewith.

         3.2 Law. This First Amendment shall be governed by and construed and enforced under the internal laws of the State of Illinois without further reference to the principals of the conflicts of laws thereof.

         3.3 Successors. This First Amendment shall be binding upon the Company and the Purchasers and their respective successors and assigns, and shall inure to the benefit of the successors and assigns of the Company and the Purchasers.

         3.4 Confirmation of the Purchase Agreement. Except as amended hereby, the Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         3.5 References to the Purchase Agreement. Each reference in the Purchase Agreement to "this Agreement," "hereunder," or words of like import, and each reference to the Purchase Agreement in any and all instruments or documents provided for in the Purchase Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Purchase Agreement as amended hereby.

         3.6 Effectiveness. This First Amendment shall be effective upon execution by the Company and the Purchasers obligated to purchase a majority of the Series A Preferred Stock pursuant to the Purchase Agreement.

    IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                                 MICRO HEALTHSYSTEMS, INC.


                                                 By:___________________________
                                                 Name:
                                                 Title:________________________

                                                                    Exhibit B To
                                                                 Proxy Statement



                                           FRONTENAC VI LIMITED PARTNERSHIP


                                           By:    Frontenac Company
                                           Its:     General Partner

                                           By:_________________________________
                                           Name:  James E. Cowie
                                           Its:   General Partner



                                           ROBERT E. KING INCOME TRUST



                                           By:_________________________________
                                                 David A. Hutchison, as Trustee
                                                 of the Robert E. King Income
                                                 Trust dated December 18, 1986



                                           MORGAN HOLLAND FUND II, L.P.



                                           By:_________________________________
                                           Name:     James F. Morgan
                                                     a General Partner

                                                                   Exhibit B To
                                                             Purchase Agreement



                            FORM OF SERIES A WARRANT


THIS SERIES A WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR SUCH LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

No. WR-A__                     Series A Warrant
                         to Purchase ________ Shares of
                                  Common Stock


                   SERIES A WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           MICRO HEALTHSYSTEMS, INC.,
                             A DELAWARE CORPORATION

    This certifies that, for value received, ___________________, or registered assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from MICRO HEALTHSYSTEMS, INC. (the "Company"), a Delaware corporation, _______ shares of the Common Stock of the Company, during the Exercise Period (as defined herein), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto as Exhibit A duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price per share as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Series A Warrant" as used herein shall include this Series A Warrant and any warrants delivered in substitution or exchange thereafter as provided herein.

  This Series A Warrant is issued in connection with the transactions entered into pursuant to that certain Series A Convertible Preferred Stock and Warrant Purchase Agreement among the Company, the Holder and the other investors named therein, dated as of July ___, 1995 (the "Warrant Purchase Agreement"), providing for the issuance and sale of the Series A Warrants, the Series B Warrants (as defined therein) and the Series A Convertible Preferred Stock (the

                                                                    Exhibit B To
                                                              Purchase Agreement


"Series A Preferred Stock"). This Series A Warrant is one of the Series A Warrants referred to as the "Series A Warrants" in the Warrant Purchase Agreement.

  1. Term of Series A Warrant. Subject to the terms and conditions set forth herein including, without limitation, Section 12 hereof, this Series A Warrant shall be exercisable, in whole or in part, during the term commencing on August ___, 1999 and ending at 5:00 p.m., Central standard time, on August ___, 2000 (the "Exercise Period"), and shall be void thereafter.

  2. Exercise Price. The Exercise Price at which this Series A Warrant may be exercised shall be $0.10 per share of Common Stock.

  3. Exercise of Series A Warrant.

   (a) Mechanics. The purchase rights represented by this Series A Warrant are exercisable by the Holder in whole or in part, but not for less than 25,000 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Series A Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash or by check acceptable to the Company, (ii) by deduction from the number of shares delivered upon exercise of the Series A Warrant of a number of shares which has an aggregate Current Market Price (as defined herein) on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Series A Warrant, or (iii) by a combination of (i) and (ii), of the purchase price of the shares to be purchased.

   (b) Certificates. This Series A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Series A Warrant is exercised in part, the Company at its expense will execute and deliver a new Series A Warrant of like tenor exercisable for the number of shares for which this Series A Warrant may then be exercised.





                               Series A Warrant
                                      2

                                                                    Exhibit B To
                                                              Purchase Agreement



   (c) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one (1) share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Series A Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Series A Warrant (or the portion being exercised) by surrender of this Series A Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

   X  =   Y(A-B)
          -----
            A

  Where  X =  the number of shares of Common Stock to be issued to the Holder

         Y = the number of shares of Common Stock purchasable under the Series A Warrant or, if only a portion of the Series A Warrant is being exercised, the portion of the Series A Warrant being exercised (at the date of such calculation)

         A = the Current Market Price of one (1) share of the Company's Common Stock (at the date of such calculation)

         B = Exercise Price (as adjusted to the date of such calculation)

For purposes of this Agreement, "Current Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten (10) days consisting of the day as of which "Current Market Price" is being determined and the nine (9) consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Current Market Price" will be the fair value thereof determined jointly by the corporation and the holders of a majority of the Series A Warrants.





                                Series A Warrant

                                                                    Exhibit B To
                                                              Purchase Agreement



If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an independent appraiser jointly selected by the corporation and the holders of a majority of the Series A Warrants. The expenses of the appraisers will be paid one-half by the Company and one-half by the holders of the Series A Warrants (pro rata based on the number of shares of Common Stock issuable upon exercise of the Series A Warrants).

  4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Series A Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

  5. Replacement of Series A Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Series A Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Series A Warrant, the Company at its expense shall execute and deliver, in lieu of this Series A Warrant, a new warrant of like tenor and amount.

  6. Rights of Stockholders. Subject to Section 9 of this Series A Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Series A Warrant shall have been exercised as provided herein.

  7.   Transfer of Series A Warrant.

   (a) Series A Warrant Register. The Company will maintain a register (the "Series A Warrant Register") containing the names and addresses of the Holder or other holders. Any holder of this Series A Warrant or any portion thereof may change its address as shown on the Series A Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to the Holder as shown on the Series A Warrant Register and at the





                                Series A Warrant

                                                                    Exhibit B To
                                                              Purchase Agreement


address shown on the Series A Warrant Register. Until this Series A Warrant is transferred on the Series A Warrant Register of the Company, the Company may treat the Holder as shown on the Series A Warrant Register as the absolute owner of this Series A Warrant for all purposes, notwithstanding any notice to the contrary.

   (b) Series A Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Series A Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Series A Warrant, exchanging this Series A Warrant, replacing this Series A Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

   (c) Transferability and Nonnegotiability of Series A Warrant. This Series A Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Series A Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Series A Warrant may be transferred by endorsement (by the Holder executing the Notice of Assignment attached hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

   (d) Exchange of Series A Warrant Upon a Transfer. On surrender of this Series A Warrant for exchange, properly endorsed on the Notice of Assignment attached hereto and subject to the provisions of this Series A Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

   (e)   Compliance with Securities Laws.

     (i) The Holder, by acceptance hereof, acknowledges that this Series A Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Series A Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this





                                Series A Warrant

                                                                    Exhibit B To
                                                              Purchase Agreement


Series A Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account, and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     (ii) This Series A Warrant and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR SUCH LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

  8. Reservation of Stock. The Company covenants that during the Exercise Period, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Series A Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of Common Stock issuable upon exercise of this Series A Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Series A Warrant, upon exercise of the rights and payment of the Exercise Price, all as set forth herein, and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Series A Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Series A Warrant.

  9. Notices.

   (a)   In the event:

        (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Series A





                                Series A Warrant

                                                                    Exhibit B To
                                                              Purchase Agreement


Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

      (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

     (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed (via overnight courier) to each holder of the Series A Warrants a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Series A Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified.

   (b) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing (via overnight courier), on the second business day following the date of such mailing (or such earlier date if received thereon).

  10.  Amendments.

   (a) Any term of this Series A Warrant may be amended with the written consent of the Company and the holders of warrants representing not less than a majority of the shares of Common Stock issuable upon exercise of the Series A Warrants. Any amendment effected in accordance with this Section 10 shall be binding upon each holder of the Series A Warrants, each future holder of all such Series A Warrants, and the Company; provided, however, no special consideration or inducement may be given to any such holder in connection with such consent that is not given ratably to all such holders equally and ratably in accordance





                                Series A Warrant
                                      7

                                                                    Exhibit B To
                                                              Purchase Agreement


with the number of shares of Series A Warrants. The Company shall promptly give notice to all holders of the Series A Warrants of any amendment effected in accordance with this Section 10.

   (b) No waivers of, or exceptions to, any terms, condition or provision of this Series A Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

  11. Registration Rights. Upon exercise of this Series A Warrant, the Holder shall have and be entitled to exercise, together with all other holders of securities possessing registration rights under that certain Registration Rights Agreement, of even date herewith, between the Company and the parties who have executed the counterpart signature pages thereto or are otherwise bound thereby (the "Registration Rights Agreement"), the rights of registration granted under the Registration Rights Agreement to Registrable Securities (as defined in the Registration Rights Agreement). By its receipt of this Series A Warrant, Holder agrees to be bound and is subject to the rights, limitations and preferences set forth in the Registration Rights Agreement.

  12.  Cancellation.

   (i) Upon the occurrence of an Initial Cancellation Event (as defined herein), the purchase rights represented by 195,000 Series A Warrants (or all of the outstanding Series A Warrants if less than 195,000 Series A Warrants are then outstanding) shall be deemed terminated in whole, but not in part, without any further action by the Company; provided, the Company shall, in good faith, use its best efforts to give notice of such termination of such aggregate amount of Series A Warrants by giving written notice to each of the holders thereof. Not later than ten (10) days after receipt of any such notice, each such holder shall surrender the Series A Warrants held thereby (pro rata based on the number of shares of Common Stock which would be issuable upon exercise by the holders of the Series A Warrants as calculated by the Company) to the Company without any representation or warranty (other than that such holder has good and valid title thereto free and clear of liens, claims, encumbrances and restrictions of any kind). An "Initial Cancellation Event" shall have been deemed to have occurred as of any date after the date hereof (the "Determination Date") if the sum of (a) the product of (x) the Current Market Price of a share of Common Stock as of the Determination Date and (y) the number of shares of Common Stock (including for purposes of this calculation fractional shares) that are then issuable upon conversion of one (1) share of Series A Preferred Stock (or, if no shares of Series A Preferred Stock are then outstanding, the number of shares of Common Stock (including for purposes of this calculation fractional shares) that would then





                                Series A Warrant

                                                                    Exhibit B To
                                                              Purchase Agreement


be issuable upon conversion of one (1) share of Series A Preferred Stock if shares of Series A Preferred Stock were then outstanding), plus (b) the amount of all dividends (whether in the form of cash, securities or other properties) that accrued (whether paid or unpaid) on one (1) share of Series A Preferred Stock from August ___, 1995 to and including the Determination Date (or if no share of Series A Preferred Stock is then outstanding, the amount of all dividends (whether in the form of cash, securities or other properties) that would have accrued (whether paid or unpaid) if one (1) share of Series A Preferred Stock had remained outstanding through the Determination Date) shall equal or exceed $10.00 (the "Initial Cancellation Price"); provided, such Initial Cancellation Price shall be proportionately decreased in the event of a split or subdivision, or proportionately increased in the event of a combination, of the Common Stock into a different number of securities of the same class.

   (ii) Upon the occurrence of a Second Cancellation Event (as defined herein), the purchase rights represented by the outstanding Series A Warrants shall be deemed terminated in whole, but not in part, without any further action by the Company; provided, the Company shall, in good faith, use its best efforts to give notice of such termination of such outstanding Series A Warrants by giving written notice to each of the holders thereof. Not later than ten (10) days after receipt of any such notice, each such holder shall surrender the Series A Warrants held thereby to the Company without any representation or warranty (other than that such holder has good and valid title thereto free and clear of liens, claims, encumbrances and restrictions of any kind). A "Second Cancellation Event" shall have deemed to have occurred as of the Determination Date if the sum of (a) the product of (x) the Current Market Price of a share of Common Stock as of the Determination Date and (y) the number of shares of Common Stock (including for purposes of this calculation fractional shares) that are then issuable upon conversion of one (1) share of Series A Preferred Stock (or, if no shares of Series A Preferred Stock are then outstanding the number of shares of Common Stock (including for purposes of this calculation fractional shares), that would then be issuable upon conversion of one (1) share of Series A Preferred Stock if shares of Series A Preferred Stock were then outstanding), plus (b) the amount of all dividends (whether in the form of cash, securities or other properties) that accrued (whether paid or unpaid) on one (1) share of Series A Preferred Stock from August ___, 1995 to and including the Determination Date (or if no share of Series A Preferred Stock is then outstanding, the amount of all dividends (whether in the form of cash, securities or other properties) that would have accrued (whether paid or unpaid) if one (1) share of Series A Preferred Stock had remained outstanding through the Determination Date) shall equal or exceed $11.00 (the "Second Cancellation Price"); provided, such Second Cancellation Price shall be proportionately decreased in the event of a split or subdivision, or proportionately increased in the event of a combination, of the Common Stock into a different number of securities of the same class.





                                Series A Warrant

                                                                    Exhibit B To
                                                              Purchase Agreement



  13.  Miscellaneous.

  13.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the holder hereof shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

  13.2 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Series A Warrant shall be sufficiently given or made if sent via overnight courier, addressed to (a) the Holder at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its principal office at 414 Eagle Rock Avenue, West Orange, New Jersey 07834, Attention: Graham O. King. The holder of this Series A Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 13.2.

  13.3 Like Tenor. All Series A Warrants shall at all times be identical, except as to the Preamble.

  13.4 Remedies. The Company stipulates that the remedies at law of the holder of this Series A Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Series A Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

  13.5 Successors and Assigns. This Series A Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the holder hereof, and shall be enforceable by any such holder.

  13.6 Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.



                                Series A Warrant

                                                                    Exhibit B To
                                                              Purchase Agreement



  13.7 Integration. This Series A Warrant replaces all prior agreements, supersedes all prior negotiations and (together with the Warrant Purchase Agreement) constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

  13.8 Headings. The headings of the Articles and Sections of this Series A Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Series A Warrant.

  13.9 GOVERNING LAW. THIS SERIES A WARRANT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.



                                Series A Warrant
                                      11

                                                                    Exhibit B To
                                                              Purchase Agreement


  IN WITNESS WHEREOF, MICRO HEALTHSYSTEMS, INC. has caused this Series A Warrant to be executed by its officers thereunto duly authorized.

Dated:   August ___, 1995

                                            MICRO HEALTHSYSTEMS, INC.


                                            By:    ____________________________
                                            Name:

                                            Title:


The undersigned, by accepting this Series A Warrant, agrees to be bound by the terms and conditions hereof.

                                            [HOLDER]



                                            By:  ______________________________

                                            Its: ______________________________

                                                                    Exhibit B To
                                                              Purchase Agreement


                                   EXHIBIT A

                               NOTICE OF EXERCISE


MICRO HEALTHSYSTEMS, INC.
414 Eagle Rock Avenue
West Orange, New Jersey  07834

  (1) The undersigned hereby elects to purchase _____________ shares of Common Stock of MICRO HEALTHSYSTEMS, INC., pursuant to the terms of the attached Series A Warrant, and tenders herewith payment of the purchase price for such shares in full.

  (2) In exercising this Series A Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

  (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name is specified below:


                                       _______________________________________
                                       (Name)


                                       _______________________________________
                                       (Name)


  (4) Please issue a new Series A Warrant for the unexercised portion of the attached Series A Warrant in the name of the undersigned or in such other name as is specified below:

                                       _______________________________________
                                       (Name)


_____________________________________  _______________________________________
(Date)                                 (Name)

                                                                    Exhibit B To
                                                              Purchase Agreement


                                   EXHIBIT B

                              NOTICE OF ASSIGNMENT


  FOR VALUE RECEIVED, the undersigned registered owner of this Series A Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Series A Warrant, with respect to the number of shares of Common Stock set forth below:


Name of Assignee                    Address                    No. of Shares





and does hereby irrevocably constitute and appoint Attorney _________________ to make such transfer on the books of MICRO HEALTHSYSTEMS, INC., maintained for the purpose, with full power of substitution in the premises.

  The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Series A Warrant and the shares of stock to be issued upon exercise hereof for conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Series A Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Series A Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated: ______________________________________

                                             ______________________________
                                             Signature of Holder

                                                                    Exhibit C To
                                                              Purchase Agreement



                            FORM OF SERIES B WARRANT

THIS SERIES B WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR SUCH LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

No. WR-B_                       Series B Warrant
                         to Purchase ________ Shares of
                      Common Stock (subject to adjustment)


                   SERIES B WARRANT TO PURCHASE COMMON STOCK
                                       OF
                           MICRO HEALTHSYSTEMS, INC.,
                             A DELAWARE CORPORATION

    This certifies that, for value received, __________________, or registered assigns (the "Holder") is entitled, subject to the terms set forth below, to purchase from MICRO HEALTHSYSTEMS, INC. (the "Company"), a Delaware corporation, ____________ shares of the Common Stock of the Company, during the Exercise Period (as defined herein), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto as Exhibit A duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price per share as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The term "Series B Warrant" as used herein shall include this Series B Warrant and any warrants delivered in substitution or exchange thereafter as provided herein.

  This Series B Warrant is issued in connection with the transactions entered into pursuant to that certain Series A Convertible Preferred Stock and Warrant Purchase Agreement between the Company, the Holder and the other investors named therein, dated as of July 18, 1995 (the "Warrant Purchase Agreement"). This Series B Warrant is one of the Series B Warrants referred to as the "Series B Warrants" in the Warrant Purchase Agreement.

                                                                    Exhibit C To
                                                              Purchase Agreement



  1. Term of Series B Warrant. Subject to the terms and conditions set forth herein, this Series B Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending at 5:00 p.m., Central standard time, on August ___, 2000 (the "Exercise Period"), and shall be void thereafter.

  2. Exercise Price. The Exercise Price at which this Series B Warrant may be exercised shall be $3.50 per share of Common Stock, as adjusted from time to time pursuant to Section 11 hereof.

  3.   Exercise of Series B Warrant.

   (a) Mechanics. The purchase rights represented by this Series B Warrant are exercisable by the Holder in whole or in part, but not for less than 10,000 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 11 below), at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Series B Warrant and the Notice of Exercise attached hereto as Exhibit A duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment in cash or by check acceptable to the Company.

   (b) Certificates. This Series B Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Series B Warrant is exercised in part, the Company at its expense will execute and deliver a new Series B Warrant of like tenor exercisable for the number of shares for which this Series B Warrant may then be exercised.

  4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Series B Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.





                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement



  5. Replacement of Series B Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Series B Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Series B Warrant, the Company at its expense shall execute and deliver, in lieu of this Series B Warrant, a new warrant of like tenor and amount.

  6. Rights of Stockholders. Subject to Sections 9 and 11 of this Series B Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Series B Warrant shall have been exercised as provided herein.

  7.   Transfer of Series B Warrant.

   (a) Series B Warrant Register. The Company will maintain a register (the "Series B Warrant Register") containing the names and addresses of the Holder or other holders. Any holder of this Series B Warrant or any portion thereof may change his address as shown on the Series B Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to the Holder as shown on the Series B Warrant Register and at the address shown on the Series B Warrant Register. Until this Series B Warrant is transferred on the Series B Warrant Register of the Company, the Company may treat the Holder as shown on the Series B Warrant Register as the absolute owner of this Series B Warrant for all purposes, notwithstanding any notice to the contrary.

   (b) Series B Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Series B Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Series B Warrant, exchanging this Series B Warrant, replacing this Series B Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.






                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement



   (c) Transferability and Nonnegotiability of Series B Warrant. This Series B Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Series B Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Series B Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

   (d) Exchange of Series B Warrant Upon a Transfer. On surrender of this Series B Warrant for exchange, properly endorsed on the Notice of Assignment attached hereto and subject to the provisions of this Series B Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

   (e)   Compliance with Securities Laws.

     (i) The Holder, by acceptance hereof, acknowledges that this Series B Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Series B Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Series B Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     (ii) This Series B Warrant and all shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR





                               Series B Warrant
                                      4

                                                                    Exhibit C To
                                                              Purchase Agreement


HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR SUCH LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

  8. Reservation of Stock. The Company covenants that during the Exercise Period, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Series B Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of Common Stock issuable upon exercise of this Series B Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Series B Warrant, upon exercise of the rights and payment of the Exercise Price, all as set forth herein, and will be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Series B Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Series B Warrant.

  9.  Notices.

   (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (via overnight courier) to the holder of this Series B Warrant.

   (b)   In the event:

        (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Series B Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or



                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement



      (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

     (iii) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed (via overnight courier) to each holder of the Series B Warrants a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Series B Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen (15) days prior to the date therein specified.

   (c) All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing (via overnight courier), on the second business day following the date of such mailing (or such earlier date if received thereon).

  10.  Amendments.

   (a) Any term of this Series B Warrant may be amended with the written consent of the Company and the holders of warrants representing a majority of the shares of Common Stock issuable upon exercise of the Series B Warrants.
Any amendment effected in accordance with this Section 10 shall be binding upon each holder of the Series B Warrants, each future holder of all such Series B Warrants, and the Company; provided, however, no special consideration or inducement may be given to any such holder in connection with such consent that is not given ratably to all such holders equally and ratably in accordance with the number of shares of Series B Warrants. The Company shall promptly give notice to all holders of Series B Warrants of any amendment effected in accordance with this Section 10.




                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement



   (b) No waivers of, or exceptions to, any terms, condition or provision of this Series B Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

  11.  Adjustments.   The Exercise Price and the number of shares purchasable
       hereunder are subject to adjustment from time to time as follows:

  11.1 Exercise Price.

   (a) In order to prevent dilution of the exercise rights granted hereunder, the Exercise Price will be subject to adjustment from time to time pursuant to this Section 11; provided, however, there will be no adjustment of the Exercise Price as a result of (i) issuances or deemed issuances of Common Stock for incentive or compensatory purposes to directors, officers and employees of, and consultants to, the Company or its Subsidiaries which are from time to time approved by the Company's Board of Directors, including, without limitation, grants of stock options and the issuance of Common Stock upon the exercise thereof ("Compensatory Stock") but not exceeding, at any time prior to August __, 1996 (or any time thereafter unless approved by the Board of Directors (or the Compensation Committee thereof) of the Company), 3,057,000 shares of Common Stock (net of any repurchases of such shares or options), subject to adjustment for all subdivisions and combinations, (ii) any split, subdivision or combination of Common Stock into a different number of securities of the same class (subject to Section 11.5 hereof) ("Split Stock"), (iii) issuances or deemed issuances of Common Stock upon conversion or exercise, as the case may be, of the Series A Preferred Stock, the Series A Warrants or the Series B Warrants (each as defined in the Warrant Purchase Agreement) ("Converted Stock"), (iv) issuances or deemed issuances of not more than 55,000 shares of Common Stock to David K. Vanco pursuant to that certain Agreement and Plan of Merger among the Company, Vanco Business Management, Inc. and David K. Vanco, as amended (subject to adjustment for all subdivisions and combinations) ("Vanco Stock") or (v) any distribution or granting of stock or other securities or property (other than cash) of the Company, by way of dividend, in accordance with Section 11.6 hereof ("Purchase Stock", and together with Converted Stock, Compensatory Stock, Vanco Stock and Split Stock, the "Excluded Stock").

     Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least $.10 in such price; provided, however, that any adjustment which by reason of this sentence is not required to be made shall be carried forward and taken into account in any subsequent adjustment.




                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement



     (b) If and whenever, after the date hereof, the Company issues or sells, or in accordance with Section 11.2 is deemed to have issued or sold, any shares of its Common Stock (other than Excluded Stock) for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale the Exercise Price will be reduced to the exercise price determined by dividing (i) the sum of (1) the product derived by multiplying the Exercise Price in effect immediately prior to such issuance or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale, plus (2) the consideration, if any, received or deemed received by the Company upon such issuance or sale, by (ii) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock issued or deemed to have been issued in such sale pursuant to this Section 11. "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus, the number of shares of Common Stock issuable upon the exercise, conversion or exchange of all Options or Convertible Securities then outstanding, whether or not they are actually exercisable, convertible or exchangeable at such time (including, without limitation, the Series A Preferred Stock).

   11.2.  Effect on Exercise Prices of Certain Events.

   For purposes of determining the adjusted Exercise Price under Section 11.1(ii), the following will be applicable:

     (a) Issuance of Rights or Options. If the Company in any manner grants, issues or sells any right, warrant or option to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options," and such convertible or exchangeable stock or securities being herein called "Convertible Securities") (other than Excluded Stock) and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of any such Convertible Securities is less than the Exercise Price in effect immediately prior to the time of the granting, issuance or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting of such Options for such price per share. For purposes of this Section, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the





                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement


  minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by
  (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (b) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities (other than Excluded Stock) and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Exercise Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 11, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

     (c) Change in Option Price or Conversion Rate. If the purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Stock change at any time, and such change is not due solely to the operation of anti-dilution provisions similar in nature





                               Series B Warrant

                                                                 Exhibit C To
                                                              Purchase Agreement


  to those set forth in this Section 11, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

     (d) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Exercise Price then in effect hereunder will be adjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

     (e) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Company therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Current Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Company is the surviving Company, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving Company as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities will be determined jointly by the Company and the holders of a majority of the outstanding Series B Warrants. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined by an independent appraiser jointly selected by the Company and the holders of a majority of the outstanding Series B Warrants; provided if such parties are unable to reach agreement upon the selection of an independent appraiser within fifteen (15) days after the Valuation Event, within twenty-five (25) days after the Valuation Event, the Company and the holders of a majority of the Series B Warrants then outstanding will each choose a qualified independent appraiser reasonably acceptable to the other party and each such appraiser will deliver in writing its




                               Series B Warrant

                                                                 Exhibit C To
                                                              Purchase Agreement


  determination of the fair value of such consideration. If the difference between the two appraisals is 10% or less of the lower amount, the fair value will be the average of such two appraisals. If the difference between the two appraisals is greater than 10% of the lower amount, the two
  (2) appraisers will, within thirty-five (35) days after the Valuation Event, jointly choose a third qualified independent appraiser. Within forty-five
  (45) days after the Valuation Event, the third appraiser will deliver its determination of fair value and the final determination of the fair value of such consideration will be equal to the average of the two (2) appraisals which are nearest to each other. The expenses of the appraisers will be paid one-half by the Company and one-half by the holders of the Series B Warrants (pro rata based on the number of shares of Common Stock which would be issuable upon exercise by the holders of the Series B Warrants).

   For purposes of this Agreement, "Current Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten (10) days consisting of the day as of which "Current Market Price" is being determined and the nine (9) consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Current Market Price" will be the fair value thereof determined jointly by the corporation and the holders of a majority of the Series B Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an independent appraiser jointly selected by the corporation and the holders of a majority of the Series B Warrants. The expenses of the appraisers will be paid one-half by the Company and one-half by the holders of the Series B Warrants (pro rata based on the number of shares of Common Stock issuable upon exercise of the Series B Warrants).

     (f) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by





                               Series B Warrant

                                                                 Exhibit C To
                                                              Purchase Agreement


  the parties thereto, the Option will be deemed to have been issued for a consideration of $.01.

     (g) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

     (h) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
  (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

  11.3 Merger, Sale of Assets, etc. If at any time while this Series B Warrant or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Series B Warrant shall thereafter be entitled to receive upon exercise of this Series B Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Series B Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Series B Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer. The foregoing provisions of this Section 11.3 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Series B Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such




                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement


consideration shall be determined pursuant to the provisions of Section 11.2(ii)(e). In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Series B Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Series B Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Series B Warrant.

  11.4 Reclassification, etc. If the Company, at any time while this Series B Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Series B Warrant exist into the same or a different number of securities of any other class or classes, this Series B Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Series B Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.4.

  11.5 Split, Subdivision or Combination of Shares. If the Company at any time while this Series B Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Series B Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

  11.6.  Adjustments for Dividends in Stock or Other Securities or Property.
If while this Series B Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Series B Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company, by way of dividend, then and in each case, this Series B Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Series B Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company, by way of dividend, that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Series B Warrant on the date thereof and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares





                             Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement


and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

  11.7 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series B Warrants a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

  11.8 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Series B Warrant against impairment.

  12. Registration Rights. Upon exercise of this Series B Warrant, the Holder shall have and be entitled to exercise, together with all other holders of securities possessing registration rights under that certain Registration Rights Agreement of even date herewith, between the Company and the parties who have executed the counterpart signature pages thereto or are otherwise bound thereby (the "Registration Rights Agreement"), the rights of registration granted under the Registration Rights Agreement to Registrable Securities (as defined in the Registration Rights Agreement). By its receipt of this Series B Warrant, the Holder agrees to be bound and is subject to the rights, limitations and preferences set forth in the Registration Rights Agreement.

  13.  Miscellaneous.

  13.1 Nonwaiver. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the holder hereof shall operate as a waiver of or otherwise prejudice such holder's rights, powers or remedies.

  13.2 Notices. Any notice, demand or delivery to be made pursuant to the provisions of this Series B Warrant shall be sufficiently given or made if sent via overnight courier, addressed to (a) the Holder at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its principal office at 414 Eagle Rock Avenue, West Orange, New Jersey 07834, Attention: Graham O. King. The holder of this




                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement


Series B Warrant and the Company may each designate a different address by notice to the other pursuant to this Section 13.2.

  13.3 Like Tenor. All Series B Warrants shall at all times be identical, except as to the Preamble.

  13.4 Remedies. The Company stipulates that the remedies at law of the holder of this Series B Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Series B Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

  13.5 Successors and Assigns. This Series B Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the holder hereof, and shall be enforceable by any such holder.

  13.6 Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Agreement, but this Agreement shall be construed as if such unenforceable provision had never been contained herein.

  13.7 Integration. This Series B Warrant replaces all prior agreements, supersedes all prior negotiations and (together with the Warrant Purchase Agreement) constitutes the entire agreement of the parties with respect to the transactions contemplated herein.

  13.8 Headings. The headings of the Articles and Sections of this Series B Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Series B Warrant.

  13.9 GOVERNING LAW. THIS SERIES B WARRANT SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.




                               Series B Warrant

                                                                    Exhibit C To
                                                              Purchase Agreement


  IN WITNESS WHEREOF, MICRO HEALTHSYSTEMS, INC. has caused this Series B Warrant to be executed by its officers thereunto duly authorized.

Dated:   August ___, 1995


                                             MICRO HEALTHSYSTEMS, INC.


                                             By:   ___________________________
                                             Name:
                                             Title:



The undersigned, by accepting this Series B Warrant, agrees to be bound by the terms and conditions hereof.


                                             [HOLDER]



                                             By:   ____________________________
                                             Its:  ____________________________

                                                                    Exhibit C To
                                                              Purchase Agreement


                                   EXHIBIT A

                               NOTICE OF EXERCISE


MICRO HEALTHSYSTEMS, INC.
414 Eagle Rock Avenue
West Orange, New Jersey  07834

  (1) The undersigned hereby elects to purchase _____________ shares of Common Stock of MICRO HEALTHSYSTEMS, INC., pursuant to the terms of the attached Series B Warrant, and tenders herewith payment of the purchase price for such shares in full.

  (2) In exercising this Series B Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon conversion thereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

  (3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name is specified below:

                                           ____________________________________
                                           (Name)
                                           ____________________________________
                                           (Name)


  (4) Please issue a new Series B Warrant for the unexercised portion of the attached Series B Warrant in the name of the undersigned or in such other name as is specified below:

                                           ____________________________________
                                           (Name)
_________________________________________  ____________________________________
(Date)                                     (Name)

                                   EXHIBIT B

                              NOTICE OF ASSIGNMENT

  FOR VALUE RECEIVED, the undersigned registered owner of this Series B Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Series B Warrant, with respect to the number of shares of Common Stock set forth below:


Name of Assignee                  Address                  No. of Shares





and does hereby irrevocably constitute and appoint Attorney ___________________ to make such transfer on the books of MICRO HEALTHSYSTEMS, INC., maintained for the purpose, with full power of substitution in the premises.

  The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Series B Warrant and the shares of stock to be issued upon exercise hereof for conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Series B Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Series B Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated: ________________________

                                   ____________________________________
                                   Signature of Holder

                                                                    Exhibit D To
                                                              Purchase Agreement



                         REGISTRATION RIGHTS AGREEMENT

   THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of August ___, 1995, between MICRO Healthsystems, Inc., a Delaware corporation (the "Company"), and the entities listed on Schedule 1 hereto (each, a "Purchaser", and collectively, the "Purchasers"). Certain capitalized terms used in this Agreement are defined in Section 1 of this Agreement.

   WHEREAS, the Company and the Purchasers have entered into that certain Series A Convertible Preferred Stock and Warrant Purchase Agreement (the "Stock and Warrant Purchase Agreement") dated as of July 18, 1995, providing for the issuance and sale of the Securities (as defined herein) by the Company to the Purchasers. The execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Stock and Warrant Purchase Agreement.

   The parties hereto agree as follows:

   1. Definitions. As used herein, the following terms have the following respective meanings:

   "Amended Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended and restated as of the date hereof.

   "Certificate of Designation" means the Certificate of Designation Relating to the Series A Convertible Preferred Stock of the Company.

   "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act.

   "Common Stock" means the common stock, par value $0.01 per share, of the Company.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to the comparable section, if any, of any such similar Federal statute.

   "Initiating Holder" is defined in Section 2.1.

                                                                  Exhibit D To
                                                              Purchase Agreement



   "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company or any other entity or organization, including a governmental or political subdivision or any agency or instrumentality thereof.

   "Preferred Stock" means the Series A Convertible Preferred Stock of the Company issued and sold pursuant to the Stock and Warrant Purchase Agreement.

   "Registrable Securities" means (i) shares of Common Stock issued or issuable pursuant to the conversion or exercise, as the case may be, of the Securities and (ii) any Common Stock issued or issuable upon any stock split, stock dividend, recapitalization, or similar transaction relating to the Securities; provided, that Registrable Securities shall not include any shares sold to the public pursuant to Rule 144 promulgated by the Commission under the Securities Act or pursuant to an effective registration statement under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person holds a security exercisable for or convertible into such Registrable Securities, whether or not such exercise or conversion has actually been effected.

   "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursement of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any disbursement of underwriters customarily paid by issuers or sellers of securities, and the reasonable fees and expenses of one counsel to all of the Selling Holders (selected by the Selling Holders holding not less than a majority of the Registrable Securities covered by such registration).

   "Requesting Holder" is defined in Section 2.2.

   "Securities" means, collectively, the Preferred Stock, the Series A Warrants and the Series B Warrants.

   "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act of 1933, as


                        Registration Rights Agreement

                                                                  Exhibit D To
                                                              Purchase Agreement


amended, shall include a reference to the comparable section, if any, of such similar Federal statute.

   "Selling Holder" is defined in Section 2.1.

   "Series A Warrants" means those certain Series A Warrants of the Company issued and sold pursuant to the Stock and Warrant Purchase Agreement.

   "Series B Warrants" means those certain Series B Warrants of the Company issued and sold pursuant to the Stock and Warrant Purchase Agreement.

   2.  Registration Under Securities Act.

   2.1. Registration on Request. (a) Request. At any time on or after the six-month anniversary of the date hereof and upon the written request of one
(1) or more holders (the "Initiating Holders") of Registrable Securities holding not less than 33% of the Registrable Securities then held by the holders of Registrable Securities that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best efforts to effect the registration under the Securities Act, including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request and if the Company is then eligible to use such a registration (a "Shelf Registration"), of

                  (i) the Registrable Securities which the Company has been requested to register by such Initiating Holders, and

                 (ii) all other Registrable Securities which the Company has been requested to register by the holders thereof (such holders together with the Initiating Holders are hereinafter referred to as the "Selling Holders") by written request given to the Company within fifteen (15) days after the giving of such written notice by the Company, all to the extent required to permit the disposition of the Registrable Securities so as to be registered; provided, however, the Company shall not be required to file a registration statement under this Section 2.1 if (i) less than $1,000,000 of Registrable Securities are to be included in such registration, (ii) any registration statement (other than on Form S-4 or S-8 or any successor or similar forms are filed in connection with an exchange offer or any offering of securities solely to the Company's existing stockholders) covering securities to be sold by the Company





                         Registration Rights Agreement

                                                                  Exhibit D To
                                                              Purchase Agreement


has been filed and not withdrawn or has been declared effective within the preceding one hundred eighty (180) days if the preceding registration was on Form S-3 or two hundred seventy (270) days if the preceding registration was on Form S-1 or S-2 or (iii) the Company shall furnish to the Selling Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company or its stockholders for a registration statement to be filed in the near future, in which event, with respect to (iii) above, the Company's obligation to use its best efforts to register, qualify or comply under this Section 2.1 shall be deferred for a period not to exceed ninety (90) days, such right to delay a request not to be exercised by the Company more than once in any twelve-month period.

                 (b) Registration Statement Form. Registrations under this Section 2.1 shall be on such appropriate registration form of the Commission as shall be selected by the Company. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Company, is required to be included.

                 (c) Expenses. The Company will pay the Registration Expenses in connection with any registration requested pursuant to this Section 2.1, provided, the Company shall not be required to pay the Registration Expenses of (i) any registration proceeding begun pursuant to this Section 2.1, the request of which has been subsequently withdrawn by the Selling Holders, unless the holders of a majority of the Registrable Securities agree that such request will constitute a demand registration pursuant to Section 2.1 or (ii) any registration in connection with which the Selling Holders assumed responsibility for payment of the Registration Expenses.

                 (d) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and has not promptly thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

                 (e) Selection of Underwriters. The underwriter or underwriters of each underwritten offering of the Registrable Securities so to be registered shall be selected by the Company.





                         Registration Rights Agreement

                                                                  Exhibit D To
                                                              Purchase Agreement



                 (f) Priority in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Selling Holders holding not less than a majority of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration and other securities requested to be included in such registration pursuant to registration rights contained in agreements existing as of the date hereof and registration rights granted after the date hereof in accordance with Section 5 ("Pari Passu Rights"), pro rata among the Selling Holders and other holders requesting such registration according to the total number of Registrable Securities and other securities requested to be registered by each Selling Holder or other holder, as the case may be.

                 (g) Limitations on Registration on Request. Notwithstanding anything in this Section 2.1 to the contrary, in no event will the Company be required to effect, in the aggregate, without regard to the holder of Registrable Securities making such request, more than two (2) registrations with respect to an underwritten public offering (a "Requested Underwritten Offering") pursuant to this Section 2.1; provided, however, in the event (i) the Selling Holders assume in writing responsibility for payment of the Registration Expenses, whether or not such registration is ultimately effected, (ii) the registration occurs in connection with a Triggering Event (as defined in the Certificate of Designation) or (iii) the Company exercises its pre-emptive right pursuant to Section 2.2(h), any such registration shall not be treated as a Requested Underwritten Offering for purposes of the limitations set forth in this Section 2.1(g).

                 (h)      Pre-emption.     The Company will have the right to
pre-empt one (1) (but no more than one) Requested Underwritten Offering pursuant to this Section 2.1 with a primary registration by delivering written notice of such intention to the Initiating Holders within five (5) business days after the Company has received a request for such Requested Underwritten Offering; provided, (i) the Company shall deliver to the Initiating Holders a plan of the Board of Directors of the Company with respect to such primary registration no later than thirty (30) days after the Company has received a request for such Requested Underwritten Offering and (ii) such primary registration shall take effect no later than one hundred and eighty (180) days after such Requested Underwritten Offering has occurred. In the ensuing primary registration, the holders of Registrable Securities will have such piggyback rights as are set forth in Section 2.2.





                         Registration Rights Agreement

                                                                  Exhibit D To
                                                              Purchase Agreement



                 2.2. Incidental Registration. (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its securities under the Securities Act by registration on Forms S-1, S-2 or S-3 or any successor or similar form(s), whether or not for sale or for its own account, it will each such time give prompt written notice to all registered holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 2.2. Upon the written request of any such holder (a "Requesting Holder") made as promptly as practicable and in any event within fifteen (15) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, subject to Section 2.1(g), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section
2.1. Subject to Section 2.1(g), the Company will pay all Registration Expenses in connection with registration of Registrable Securities requested pursuant to this Section 2.2.

                 (b) Priority in Incidental Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter with a copy to the holder or holders of Registrable Securities of its belief that the number or type of Registrable Securities requested to be included in such registration would materially adversely affect such offering, then the Company will include in such registration, to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account in a primary offering or by the holder requesting such registration in a secondary offering, and second, such Registrable Securities and other securities with Pari Passu Rights requested to be included in such registration, such Registrable Securities and other securities to be included in such registration pro rata among the Requesting Holders and other holders according to the total number of Registrable Securities





                         Registration Rights Agreement

                                                                  Exhibit D To
                                                              Purchase Agreement


requested to be included in such registration by each such Requesting Holder or other holder, as the case may be, and third, all other securities requested to be included in such registration.

                 (c) Selection of Underwriters. If a registration pursuant to this Section 2.2 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company. Each Requesting Holder agrees that it will sell all of its Registrable Securities to be included in such registration to the underwriter or underwriters selected by the Company pursuant to this Section 2.2(c) on the same terms and conditions as are applicable to the Company or other sellers of the same securities thereunder, and at the same price as any Registrable Securities to be sold by the Company or any such other sellers thereunder.

                 2.3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company will as expeditiously as practicable:

                  (i) prepare and file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities), at any time prior to the effective date of the registration statement relating thereto;

                 (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities; provided, however, that, such period need not exceed twelve (12) months with respect to any Shelf Registration and ninety
(90) days with respect to any other registration statement;

                (iii) furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;





                         Registration Rights Agreement

                                                                  Exhibit D To
                                                              Purchase Agreement



                 (iv) use its best efforts (A) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United State of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (B) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (C) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to consent to general service of process in any such jurisdiction or subject itself to taxation in any such jurisdiction;

                  (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other Federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                 (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to each such seller, of:

                 (A)      an opinion of counsel for the Company, and

                 (B) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated);

                 (vii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which,





                         Registration Rights Agreement

                                                                  Exhibit D To
                                                              Purchase Agreement


the prospectus included in such registration statement, as then in effect, includes a statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                 (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen
(18) months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

                 (ix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration; and

                 (x) use its best efforts to list all Registrable Securities covered by such registration statement on any national securities exchange (including the NASDAQ National Market) on which Registrable Securities covered by such registration statement are then listed.

The Company may require each seller of Registrable Securities as to which any registration is being affected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in subdivision (vii) of this
Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this
Section 2.3 and, if so directly by the Company, will deliver to the Company (at the Company's expense) all copies, other than





                         Registration Rights Agreement

                                                                  Exhibit D To
                                                              Purchase Agreement


permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                 2.4. Underwritten Offerings. (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under
Section 2.1, the Company will use reasonable efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, the holders of not less than a majority of the Registrable Securities to be included in such registration and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 2.5. The holders of the Registrable Securities proposed to be distributed by such underwriters will cooperate with the Company in the negotiation of the underwriting agreement. Such holders of Registrable Securities shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities.

                 (b) Incidental Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, subject to Section 2.2, the Company will if requested by any Requesting Holder of Registrable Securities use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Requesting Holder among the securities of the Company to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities.

                 (c) No Person may participate in any registration hereunder which is underwritten unless such Person (A) agrees to sell such Person's securities on the basis provided





                         Registration Rights Agreement

                                                                 Exhibit D To
                                                              Purchase Agreement


in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (B) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                 2.5. Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, in the case of any registration statement filed pursuant to Section 2.1 or 2.2, each seller of any Registrable Securities covered by such registration statement, each such seller's stockholders, directors, officers, partners, agents and affiliates and each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint and several, to which such seller or any such stockholder, director, officer, partner, agent or affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such seller and each such stockholder, director, officer, partner, agent or affiliate, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically for use in the preparation thereof and provided further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person





                         Registration Rights Agreement

                                                                 Exhibit D To
                                                              Purchase Agreement


asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such stockholder, director, officer, partner, agent or affiliate or controlling person or underwriter and shall survive the transfer of such securities by such seller.

                 (b) Indemnification by the Sellers. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision
(a) of this Section 2.5) the Company and each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement.
Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                 (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 2.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently





                         Registration Rights Agreement

                                                                Exhibit D To
                                                             Purchase Agreement


incurred by the latter in connection with the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent (which consent shall not be unreasonably withheld).

                 (d) Contribution. If the indemnification provided for in this Section 2.5 shall for any reason be held by a court to be unavailable to an indemnified party under subdivision (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subdivision (a) or (b) hereof, the indemnified party and the indemnifying party under subdivision (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses as they are reasonably incurred in connection with investigating or defending the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claims, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claims, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this subdivision (d) are several in such proportion as is appropriate to reflect the relative fault of each of the prospective sellers, as well as any other relevant equitable consideration, and not joint; provided, however, that if such allocation is not permitted by applicable law, the prospective sellers' obligations to contribute shall be in proportion to the relative value of their respective registrable securities covered by such registration statement. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

                 (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 2.5 shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

                 (f) Indemnification Payments. The indemnification and contribution required by this Section 2.5 shall be made by periodic payments of the amount thereof during the course of





                         Registration Rights Agreement

                                                                 Exhibit D To
                                                              Purchase Agreement


the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, provided the indemnified party agrees to repay such payments if it is ultimately determined that the indemnified party was not entitled to indemnification.

                 2.6. Adjustments Affecting Registrable Securities. The Company will not effect or permit to incur any combination or subdivision of Registrable Securities which would materially adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in any registration of its securities contemplated by this Section 2 or the marketability of such Registrable Securities under any such registration.

                 2.7. Certain Rights of Holders If Named in a Registration Statement. If any statement contained in a registration statement under the Securities Act refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company and such reference to such holder by name or otherwise is not required by the Securities Act or any of the rules and regulations promulgated thereunder, then such holder shall have the right to require the deletion of the reference to such holder.

                 2.8. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder, make publicly available other information) and will take further action as any holder may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by any rule or regulation now in effect or hereafter adopted by the Commission. Upon the request of any holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                 2.9. Conversion of Exercise of Securities. The Securities must be converted into, or exercised for, Common Stock prior to the sale of such Securities pursuant to a registration under this Agreement.

                 3. Holdback Agreements. Each holder of Registrable Securities agrees not to effect any public sale of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale to the public pursuant to Rule 144 of the Commission, during the period commencing fifteen (15) days prior to and ending ninety (90) days after the effective date of any underwritten registration of the Company's





                         Registration Rights Agreement

                                                                 Exhibit D To
                                                              Purchase Agreement


securities (except as part of such underwritten registration), if and to the extent requested by the underwriter or underwriters managing the registered public offering, unless such underwriter or underwriters otherwise agree.

                 4. Restrictions on Dispositions. In connection with the disposition of the Registrable Securities under a registration statement pursuant to this Agreement, in order for any holder of Registrable Securities to dispose of Registrable Securities pursuant to a prospectus that is a part of such registration statement (other than an underwritten offering), such holder must give the Company written notice of its intention to sell any of the Registrable Securities at least two (2), but not more than twenty (20), business days prior to the date of the proposed sale(s), which notice shall include the number of shares proposed to be disposed, and the time period during which the shares may be disposed (the "Sale Period"), and the holder agrees that, during the Sale Period, it shall not deliver any prospectus that is a part of such registration statement in connection with any disposition of the Registrable Securities during any period of time when, but only so long as, the Company, after receipt of the notice set forth above, notifies such holder that the Company is in possession of material non- public information that would be required to be disclosed in the registration statement (or any amendment, or post-effective amendment thereto); provided that the Company shall advise such holder in writing as soon as any such delay is no longer applicable.

                 5.       Limitations on Subsequent Registration Rights.   From
and after the date of this Agreement, the Company shall not, without the prior consent of the Executive Committee of the Board of Directors of the Company, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are pari passu with or more favorable than the registration rights granted hereunder.

                 6. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a holder of Registrable Securities by the Company in this Agreement may be transferred or assigned by such a holder in connection with the transfer of the Registrable Securities; provided, the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the Securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such holder under this Agreement.

                 7. Amendment and Waivers. This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to





                         Registration Rights Agreement

                                                                 Exhibit D To
                                                              Purchase Agreement


perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of not less than a majority of the Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7, whether or not such Registrable Securities shall have been marked to indicate such consent.

                 8. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                 9. Notices. All communications provided for hereunder shall be sent via overnight courier, shall be deemed to be received two (2) days after being sent, or, if earlier, the date of actual receipt, and shall be addressed as follows:

                 (a) if to the Purchasers, addressed to the Purchasers in the manner set forth in the Stock and Warrant Purchase Agreement, or at such other address as any Purchaser shall have furnished to the Company in writing;

                 (b) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

                 (c) if to the Company, addressed to it in the manner set forth in the Stock and Warrant Purchase Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.
                 10. Assignment; Calculation of Percentage Interests in Registrable Securities. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the Company, its respective successors and assigns.





                         Registration Rights Agreement

                                                                 Exhibit D To
                                                              Purchase Agreement



                 (b) For purposes of this Agreement, all references to a percentage of the Registrable Securities shall be calculated based upon the number of shares of Registrable Securities outstanding at the time such calculation is made.

                 11. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                 12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS.

                 13. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

                 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.





                         Registration Rights Agreement

                                                                    Exhibit D To
                                                              Purchase Agreement



                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        MICRO HEALTHSYSTEMS, INC.


                                        By:   ____________________________
                                        Name:
                                        Title:



                                        FRONTENAC VI LIMITED PARTNERSHIP

                                        By:  Frontenac Company
                                        Its: General Partner


                                        By:  ______________________________
                                        Name:   James E. Cowie
                                        Its:  General Partner


                                        ROBERT E. KING INCOME TRUST


                                        By:  ______________________________
                                             David A. Hutchison, as Trustee
                                             of the Robert E. King Income Trust,
                                             dated December 18, 1986


                                        MORGAN HOLLAND FUND II, L.P.


                                        By: ______________________________
                                        Name:  James F. Morgan,
                                               a General Partner

                                                                    Exhibit D To
                                                              Purchase Agreement


                                   SCHEDULE 1

                       Names and Addresses of Purchasers


Frontenac VI Limited Partnership
c/o Frontenac Company
135 South LaSalle Street
Suite 3800
Chicago, IL  60603
Attn:  James E. Cowie

Robert E. King Income Trust
15 Salt Creek Lane
Suite 411
Hinsdale, IL  60521
Attn:  David A. Hutchison, Trustee

Morgan Holland Fund II, L.P.
One Liberty Square
Boston, MA  02109
Attn:  James F. Morgan

                                                                    Exhibit C To
                                                                 Proxy Statement



                           MICRO HEALTHSYSTEMS, INC.

                      CERTIFICATE OF DESIGNATION RELATING
        TO THE SERIES A CONVERTIBLE PREFERRED STOCK WITH A PAR VALUE OF

                  $.01 PER SHARE OF MICRO HEALTHSYSTEMS, INC.

       ___________________________________________________________________

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

   ____________________________________________________________________________



         MICRO Healthsystems, Inc., a Delaware corporation (the "Corporation), hereby certifies that pursuant to the authority contained in Article Fourth of the Corporation's Amended and Restated Certificate of Incorporation (the "Restated Certificate of Incorporation"), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the following resolution was duly adopted by the Board of Directors of the Corporation, creating a series of its Preferred Stock designated as "Series A Convertible Preferred Stock":

         RESOLVED, that there is hereby created a series of the Preferred Stock of the Corporation designated Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), consisting of 1,500,000 shares and having the voting powers, preferences and relative, participating, optional, conversion and other special rights, and the qualifications, limitations or restrictions, hereinafter set forth:

         Section 1. Dividends.

                 1A.   General Obligation.  When and as declared by the
Corporation's Board of Directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation will pay preferential cumulative dividends to the holders of Series A Preferred Stock as provided in this
Section 1. Except as otherwise provided herein, dividends on each share of Series A Preferred Stock will accrue on a daily basis at the rate of 8% compounded quarterly on each Dividend Reference Date (defined below) per annum of the Liquidation Value thereof plus accumulated and unpaid dividends thereon from and including the date of issuance of such share of Series A Preferred Stock to and including the earlier of (i) the date on which the

                                                                    Exhibit C To
                                                                 Proxy Statement


Liquidation Value of such share of Series A Preferred Stock plus any accrued and unpaid dividends thereon is paid upon any liquidation, dissolution or winding up of the Corporation, (ii) the date on which such share of Series A Preferred Stock is converted into Common Stock or (iii) the date on which such share of Series A Preferred Stock is redeemed in accordance with Section 3 hereof. Such dividends will accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series A Preferred Stock will be deemed to be its "date of issuance" regardless of the number of times transfer of such share of Series A Preferred Stock is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series A Preferred Stock.

                 1B.      Dividend Reference Dates.  To the extent not paid on
March 31, June 30, September 30 and December 31 of each year (the "Dividend Reference Dates"), all dividends which have accrued on each share of Series A Preferred Stock outstanding during the three-month period (or other period in the case of the initial Dividend Reference Date) shall be accumulated and shall remain accumulated dividends with respect to each such share of Series A Preferred Stock until paid.

                 1C.      Distribution of Partial Dividend Payments.  If at any
time the Corporation pays less than the total amount of dividends then accrued with respect to Series A Preferred Stock, such payment will be distributed ratably among the holders of Series A Preferred Stock on the basis of the amount of accrued and unpaid dividends with respect to the shares of Series A Preferred Stock owned by each such holder.

                 1D.      Preference.  The holders of Series A Preferred Stock
shall be entitled to dividends and distributions in preference and priority to holders of Junior Securities. The Corporation shall not, without the prior written consent of the holders of not less than a majority of the shares of Series A Preferred Stock then outstanding pay any dividend or distribution (other than dividends payable solely in Junior Securities) on any Junior Securities at any time when accumulated dividends on Series A Preferred Stock have not been paid in full.

         Section 2.       Liquidation.

                 Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation"), each holder of Series A Preferred Stock will be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value of all of such holder's shares of Series A Preferred Stock plus all accrued but unpaid dividends thereon. If upon a Liquidation, the Corporation's assets available for distribution to its stockholders after payments on Senior Securities (as defined herein) are

                                                                    Exhibit C To
                                                                 Proxy Statement


insufficient to permit payment to the holders of Series A Preferred Stock of the aggregate Liquidation Value of Series A Preferred Stock plus all accrued but unpaid dividends thereon and to the holders of Pari Passu Securities (as defined herein) the entire preferential amount payable with respect to any Pari Passu Securities, then the entire assets available for distribution will be distributed, pro rata based upon the aggregate liquidation value of the securities held by each holder thereof, among the holders of (i) Series A Preferred Stock (pro rata based upon the aggregate Liquidation Value of Series A Preferred Stock held by each such holder plus all accrued but unpaid dividends thereon) and (ii) Pari Passu Securities. After payment in full shall have been made to the holders of Series A Preferred Stock of the aggregate Liquidation Value of Series A Preferred Stock plus all accrued but unpaid dividends thereon, the holders of the Series A Preferred Stock shall not share in any remaining assets of the Corporation available for distribution. The Corporation will mail written notice of a Liquidation to each record holder of Series A Preferred Stock not less than thirty (30) days prior to the effective date thereof. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a Liquidation within the meaning of this Section 2.

         Section 3.       Redemptions.

                 3A.      Mandatory Redemption.  On August ___, 2000, the
Corporation shall redeem all (but, subject to Section 3C, not less than all) of Series A Preferred Stock then outstanding in accordance with this Section 3 at a price per share of Series A Preferred Stock equal to the Redemption Price (as defined below), which Redemption Price shall be payable in accordance with the Amortization Schedule attached hereto as Schedule 3A.

                 3B.      Redemption Price.  For each share of Series A
Preferred Stock which is to be redeemed, the Corporation shall be obligated to pay to the holder thereof an amount in immediately available funds (the "Redemption Price") equal to the Liquidation Value thereof plus all accrued but unpaid dividends thereon in accordance with the Amortization Schedule attached hereto as Schedule 3A. The first installment of the Redemption Price shall be paid to each holder of Series A Preferred Stock upon surrender by such holder at the Corporation's principal office of the certificate representing such share of Series A Preferred Stock. Unless the Corporation fails to pay the portion of Redemption Price owed to the holder of a share of Series A Preferred Stock upon presentation of the certificate representing such share on or after the date on which such share is to be redeemed, all rights of the holder of such share (other than the right to receive payment of the Redemption Price as set forth herein) shall cease on such date, and such share shall not be deemed to be outstanding thereafter.

                                                                    Exhibit C To
                                                                 Proxy Statement



                 3C.      Insufficient Funds.  If the funds of the Corporation
legally available for redemption of Series A Preferred Stock are insufficient to redeem the total number of shares of Series A Preferred Stock to be redeemed, those funds which are legally available will be used to redeem the maximum possible number of shares of Series A Preferred Stock ratably among the holders of such shares to be redeemed based upon the Redemption Price of the Series A Preferred Stock held by each such holder. Thereafter, when additional funds of the Corporation are legally available for the redemption of Series A Preferred Stock, such funds will be used to redeem the balance of the shares of Series A Preferred Stock which the Corporation became obligated to redeem but which it has not redeemed (such redemptions to be made on a monthly basis). In case fewer than the total number of shares of Series A Preferred Stock represented by any certificate are redeemed in any installment, a new certificate representing the number of unredeemed shares of such Series A Preferred Stock will be issued to the holder promptly without cost to such holder promptly after surrender of the certificate representing the redeemed shares of Series A Preferred Stock.

                 3D.      Redeemed or Otherwise Acquired Shares.  Any shares of
Series A Preferred Stock which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or otherwise transferred.

         Section 4.       Voting Rights.

                 (a) Except as otherwise required by law, the Restated Certificate of Incorporation of the Corporation, as amended, or any certificate of designation, the holders of Series A Preferred Stock will be entitled to vote with the holders of Common Stock on each matter submitted to a vote of the Corporation's stockholders as a single class, with each share of Series A Preferred Stock having a number of votes equal to the number of votes possessed by the number of shares of Common Stock into which such share of Series A Preferred Stock is convertible as of the record date for the determination of stockholders entitled to vote on such matter and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

                 (b) So long as at least 300,000 shares of Series A Preferred Stock are then outstanding and Frontenac VI Limited Partnership owns not less than a majority of such shares, the holders of Series A Preferred Stock, voting as a single class, shall be entitled to elect one (1) member of the Board of Directors who shall also be a member of the Executive Committee of the Board of Directors (or an equivalent committee, if any) (the "Preferred Director"). Except as otherwise required by the Restated Certificate of Incorporation of the Corporation, as

                                                                    Exhibit C To
                                                                 Proxy Statement


amended, or any certificate of designation, the holders of Common Stock and the holders of Preferred Stock, voting as a single class, shall be entitled to elect the remaining members of the Board of Directors.

                 (c) Notwithstanding any other provision in the Restated Certificate of Incorporation, as amended, any certificate of designation, or the Bylaws of the Corporation, the Board of Directors shall not at any time consist of more than twelve (12) members without the prior written approval of the Preferred Director.

         Section 5. Conversion.

                 5A.  Conversion Procedure.

                      (i) At any time and from time to time, any holder of shares of Series A Preferred Stock may convert all or any portion of such shares (including any fraction of a share) into the number of shares of Common Stock computed by dividing (a) the number of shares of Series A Preferred Stock to be converted times $4.00 per share, by (b) the Conversion Price (as defined in Section 5B below).

                      (ii) Each conversion of Series A Preferred Stock will be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing Series A Preferred Stock to be converted have been surrendered at the principal office of the Corporation. At such time as such conversion has been effected, the rights of the holder of such Series A Preferred Stock as such holder will cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                    (iii) As soon as possible after a conversion has been effected and in no event later than ten (10) business days after delivery of the certificate representing the shares converted, the Corporation will deliver to the converting holder:

                                  (a)      a certificate or certificates
         representing the number of shares of Common Stock issuable by reason of such conversion in such name or names and such denomination or denominations as the converting holder has specified;

                                  (b)      the amount payable under Section
         5A(vi) below with respect to such conversion;

                                                                    Exhibit C To
                                                                 Proxy Statement



                                  (c)      a certificate representing any
         shares of Series A Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted; and

                                  (d)      the amount of accrued but unpaid
         dividends payable under Section 1A(ii) above with respect to each share of Series A Preferred Stock so converted to the extent funds are legally available to pay such dividends.

                      (iv) The issuance of certificates for shares of Common Stock upon conversion of Series A Preferred Stock will be made without charge to the holders of such Series A Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of any share of Series A Preferred Stock, the Corporation will take all such actions as are necessary in order to insure that the Common Stock issued as a result of such conversion is validly issued, fully paid and nonassessable.

                      (v) The Corporation will not close its books against the transfer of Series A Preferred Stock or of Common Stock issued or issuable upon conversion of Series A Preferred Stock in any manner which interferes with the timely conversion of Series A Preferred Stock.

                      (vi) If any fractional interest in a share of Common Stock would, except for the provisions of this Section 5A(vi), be deliverable upon any conversion of Series A Preferred Stock, the Corporation, in lieu of delivering the fractional share therefor, shall pay an amount to the holder thereof equal to the market price of such fractional interest as of the date of conversion, as determined in good faith by the Board of Directors of the Corporation.

                 5B.      Conversion Price.

                 (a) The initial "Conversion Price" will be $4.00 per share. In order to prevent dilution of the conversion rights granted under this subdivision, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 5B; provided, however, that there will be no adjustment of the Conversion Price as a result of (i) issuances or deemed issuances of Common Stock for incentive or compensatory purposes to directors, officers and employees of, and consultants to, the Corporation and its Subsidiaries which are from time to time approved by the Board of Directors, including, without limitation, grants of stock options and the issuance of Common Stock upon the exercise thereof ("Compensatory Stock"), but not exceeding any time prior to August __, 1996 (or any time thereafter unless approved by the Board of Directors of the Corporation), 3,057,000 shares of Common Stock (net of any repurchases of such shares or options), subject to adjustment for all subdivisions and

                                                                    Exhibit C To
                                                                 Proxy Statement


combinations of Common Stock, (ii) any split, subdivision or combination of Common Stock into a different number of securities of the same class (subject to Section 11.5 hereof) ("Split Stock"), (iii) issuances or deemed issuances of Common Stock upon exercise or conversion, as the case may be, of the Series A Warrants or the Series B Warrants (each as defined in the Warrant Purchase Agreement) or the Series A Preferred Stock ("Converted Stock"), (iv) issuances or deemed issuances of not more than 55,000 shares of Common Stock to David K. Vanco pursuant to that certain Agreement and Plan of Merger between the Corporation, Vanco Business Management, Inc. and David K. Vanco, as amended (subject to adjustment for all subdivisions and combinations) ("Vanco Stock") or (v) any distribution, granting or sale of any Purchase Rights in accordance with Section 7 hereof ("Purchase Stock", and together with Compensatory Stock, Split Stock, Converted Stock and Vanco Stock, the "Excluded Stock"). Anything herein to the contrary notwithstanding, no adjustment in the Conversion Price shall be required unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least $.10 in such price; provided, however, that any adjustment which by reason of this sentence is not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                 (b) If and whenever, after the date of issuance, the Corporation issues or sells, or in accordance with Section 5C is deemed to have issued or sold, any shares of its Common Stock (other than Excluded Stock) for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then forthwith upon such issuance or sale the Conversion Price will be reduced to the conversion price determined by dividing (a) the sum of (1) the product derived by multiplying the Conversion Price in effect immediately prior to such issuance or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale, plus (2) the consideration, if any, received or deemed received by the Corporation upon such issuance or sale, by (b) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance or sale plus the number of shares of Common Stock issued or deemed to have been issued in such sale pursuant to this Section 5.

                 5C.      Effect on Conversion Prices of Certain Events.

                      (i) For purposes of determining the adjusted Conversion Price under Section 5B(ii), the following will be applicable.

                          (a) Issuance of Rights or Options. If the Corporation in any manner grants, issues or sells any right, warrant or option to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called "Options," and such convertible or exchangeable stock or securities being herein called "Convertible

                                                                    Exhibit C To
                                                                 Proxy Statement


         Securities") (other than Excluded Stock) and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of any such Convertible Securities is less than the Conversion Price in effect immediately prior to the time of the granting, issuance or sale of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting of such Options for such price per share. For purposes of this Section, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Conversion Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                          (b) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities (other than Excluded Stock) and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section, the "price per share for which Common Stock is issuable" shall be determined by dividing (A) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which

                                                                    Exhibit C To
                                                                 Proxy Statement


adjustments of the Conversion Price had been or are to be made pursuant to other provisions of this Section 5, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

                          (c)     Change in Option Price or Conversion Rate.
         If the purchase price provided for in any Option, the additional consideration (if any) payable upon the issue, conversion or exchange of any Convertible Security, or the rate at which any Convertible Security is convertible into or exchangeable for Common Stock change at any time, and such change is not due solely to the operation of anti-dilution provisions similar in nature to those set forth in this
         Section 5, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price which would have been in effect at such time had such Option or Convertible Security originally provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                          (d) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Conversion Price then in effect hereunder will be adjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued.

                          (e) Calculation of Consideration Received. If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the gross amount received by the Corporation therefor. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. If any Common Stock, Option or Convertible Security is issued in connection with any merger in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities will be determined jointly by the Corporation and the holders of a majority of the outstanding Series A Preferred Stock. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such

                                                                    Exhibit C To
                                                                 Proxy Statement


         consideration will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of the outstanding Series A Preferred Stock; provided if such parties are unable to reach agreement upon the selection of an independent appraiser within fifteen (15) days after the Valuation Event, within twenty-five (25) days after the Valuation Event, the Corporation and the holders of a majority of Series A Preferred Stock then outstanding will each choose a qualified independent appraiser reasonably acceptable to the other party and each such appraiser will deliver in writing its determination of the fair value of such consideration. If the difference between the two appraisals is 10% or less of the lower amount, the fair value will be the average of such two appraisals. If the difference between the two appraisals is greater than 10% of the lower amount, the two appraisers will, within thirty-five (35) days after the Valuation Event, jointly choose a third qualified independent appraiser. Within forty-five (45) days after the Valuation Event, the third appraiser will deliver its determination of fair value and the final determination of the fair value of such consideration will be equal to the average of the two (2) appraisals which are nearest to each other. The expenses of the appraisers will be paid one-half by the Corporation and one-half by the holders of Series A Preferred Stock (pro rata based on the number of shares of Series A Preferred Stock held).

                          (f) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Corporation, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option will be deemed to have been issued for a consideration of $.01.

                          (g) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                          (h) Record Date. If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                                                    Exhibit C To
                                                                 Proxy Statement



                 5D. Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced, and if the Corporation at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

                 5E.      Reorganization, Reclassification, Consolidation,
Merger or Sale. Any capital reorganization, reclassification, consolidation, merger, exchange of shares or sale or transfer or more than 80% of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as a "Corporate Change." Prior to the consummation of any Corporate Change, the Corporation will make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of Series A Preferred Stock then outstanding) to insure that each of the holders of Series A Preferred Stock will thereafter have the right to acquire and receive, in lieu of or (if additional consideration is received) in addition to the shares of Common Stock immediate theretofore acquirable and receivable upon the conversion of such holder's Series A Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Corporate Change if such holder had converted its Series A Preferred Stock immediately prior to such Corporate Change. In any such case, the Corporation will make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of Series A Preferred Stock then outstanding) to insure that the provisions of this Section 5 and Sections 6 and 7 will thereafter be applicable to Series A Preferred Stock (including, without limitation, in the case of any such consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Corporation, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale). The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form and substance reasonably satisfactory to the holders of a majority of Series A Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                 5F.      Certain Events.  If any event occurs of the type
contemplated by the provisions of this Section 5 but not expressly provided for by such provisions, then the Board of Directors will make an appropriate adjustment in each Conversion Price so as to protect the rights of the holders of Series A Preferred Stock.

                                                                    Exhibit C To
                                                                 Proxy Statement




                 5G.      Notices.

                      (i) Immediately upon any adjustment of the Conversion Price of any class of Series A Preferred Stock, the Corporation will give written notice thereof to all holders of such class of Series A Preferred Stock.

                      (ii) The Corporation will give written notice to all holders of Series A Preferred Stock at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Corporate Change, dissolution or liquidation.

                    (iii) The Corporation will also give written notice to the holders of Series A Preferred Stock at least twenty (20) days prior to the date on which any Corporate Change will take place.

                 5H.      Mandatory Conversion.  (a) The Corporation may
require the conversion of all of the outstanding Series A Preferred Stock at any time after a Triggering Event. A "Triggering Event" shall be deemed to have occurred on any date after August __, 1997 (a "Determination Date") if, as of the Determination Date, the sum of (a) the product of (x) the Market Price of a share of the Common Stock as of the Determination Date, and (y) the number of shares of Common Stock (including for purposes of this calculation fractional shares) that is then issuable upon conversion of one (1) share of Series A Preferred Stock, plus (b) the amount of all dividends (whether in the form of cash, securities or other properties) that accrued (whether paid or unpaid) on each share of Class A Preferred Stock from August __, 1995 to and including the Determination Date, equals or exceeds $11.00 (the "Trigger Price"); provided, such Trigger Price shall be proportionately decreased in the event of a split or subdivision, or proportionately increased in the event of a combination, of the Common Stock into a different number of securities of the same class.

                 Any such mandatory conversion shall be effected at the time of and subject to the occurrence of such a Triggering Event and upon the giving notice of such mandatory conversion to all holders of Series A Preferred Stock without any further action by the holders of such shares or the Corporation. Upon any such conversion subsequent to a Triggering Event, shares of Common Stock issued upon such conversion shall be registered with the Securities Exchange Commission in the manner prescribed, and subject to the terms and conditions of, that certain

                                                                    Exhibit C To
                                                                 Proxy Statement


Registration Rights Agreement dated as of August ___, 1995 among the Corporation and the investors named therein.

                 (b) Upon the conversion of all of the shares of Series A Preferred Stock initially issued to Frontenac VI Limited Partnership, all of the remaining shares of Series A Preferred Stock then outstanding shall be automatically converted into shares of Common Stock at the Conversion Price then in effect, without any further action by the holders of such shares or the Corporation.

                 (c)      Upon any such conversion pursuant to this Section or
Section 3C, the rights of each holder of such Series A Preferred Stock as such holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Series A Preferred Stock shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. Promptly following delivery of written notice from the Corporation to each holder of Series A Preferred Stock that such a conversion has occurred, each such holder shall deliver certificates representing the shares of Series A Preferred Stock held by such holder to the Corporation for cancellation.

         Section 6.       Liquidating Dividends.

                 If the Corporation pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock or a stock split (a "Liquidating Dividend"), then the Corporation shall pay to the holders of Series A Preferred Stock at the time of payment thereof the Liquidating Dividends which would have been paid on such Common Stock had such Series A Preferred Stock been converted into Common Stock immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

         Section 7.       Purchase Rights.

                 If at any time the Corporation distributes, grants or sells any Options, Convertible Securities or rights to stock, warrants, securities or other property to all record holders of any class of Common Stock (the "Purchase Rights"), then each holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon conversion of such holder's Series A Preferred Stock immediately before the date on which a record is taken for the grant, issuance or sale of such

                                                                    Exhibit C To
                                                                 Proxy Statement


Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the distribution, issue or sale of such Purchase Rights.

         Section 8.       Registration of Transfer.

                 The Corporation will keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate; provided, however, that any transfer shall be subject to any applicable restrictions on the transfer of such shares and the payment of any applicable transfer taxes, if any, by the holder thereof.

         Section 9.       Replacement.

                 Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 10.  Definitions.

                 "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus, the number of shares of Common Stock issuable upon the exercise, conversion or exchange of all Options or Convertible Securities then outstanding, whether or not they are actually exercisable, convertible or exchangeable at such time (including, without limitation, the Series A Preferred Stock).

                 "Junior Securities" means the Corporation's equity securities other than Series A Preferred Stock, Senior Securities or Pari Passu Securities.

                                                                    Exhibit C To
                                                                 Proxy Statement



                 "Liquidation Value" means $4.00 per share.

                 "Market Price" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten (10) days consisting of the day as of which "Market Price" is being determined and the nine (9) consecutive business days prior to such day. If at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" will be the fair value thereof determined jointly by the Corporation and the holders of a majority of Series A Preferred Stock. If such parties are unable to reach agreement within a reasonable period of time, such fair value will be determined by an independent appraiser jointly selected by the Corporation and the holders of a majority of Series A Preferred Stock. The expenses of the appraisers will be paid one-half by the Corporation and one-half by the holders of the Series A Preferred Stock (pro rata based on the number of shares of Common Stock which would be issuable upon conversion by the holders of the Series A Preferred Stock).

                 "Pari Passu Securities" means any securities of the Corporation that rank on a parity with the Series A Preferred Stock with respect to dividends or upon a Liquidation.

                 "Person" means an individual, a partnership, a Corporation, an association, a joint stock company, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

                 "Senior Securities" means any securities of the Corporation that rank senior to the Series A Preferred Stock with respect to dividends or upon a Liquidation.

                 "Stock and Warrant Purchase Agreement" means that certain Series A Convertible Stock and Warrant Purchase Agreement, dated as of July 18, 1995, by and among the Corporation and the purchasers named on Schedule 1 thereto.

                 "Subsidiary" means any Corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Corporation either directly or indirectly through Subsidiaries.

                                                                    Exhibit C To
                                                                 Proxy Statement



         Section 11.      Amendment and Waiver.

                 No amendment, modification or waiver will be binding or effective with respect to any provision of this Part 2 without the prior written consent of the holders of not less than a majority of the shares of Series A Preferred Stock outstanding at the time such action is taken. No change in the terms hereof may be accomplished by merger or consolidation of the Corporation with another Corporation unless the Corporation has obtained the prior affirmative vote or written consent of the holders of not less than a majority of the shares of Series A Preferred Stock then outstanding.

         Section 12.      Notices.

                 Except as otherwise expressly provided, all notices referred to herein shall be in writing and shall be delivered by via overnight courier, return receipt requested, postage prepaid and shall be deemed to have been delivered when so mailed (i) to the Corporation, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated in writing by any such holder).

                 IN WITNESS WHEREOF, MICRO Healthsystems, Inc. has caused this Certificate of Designation to be duly executed this ____ day of August, 1995.



                                            MICRO Healthsystems, Inc.



                                            ____________________________________
                                            By:
                                            Its:

                                                                    Exhibit C To
                                                                 Proxy Statement


                                  Schedule 3A


                             Amortization Schedule


Amount of Redemption Price                                  Payment Date
--------------------------                                  ------------
         16.67%                                                August __, 2000
         16.67%                                                February __, 2001
         16.67%                                                August __, 2001
         16.67%                                                February __, 2002
         16.67%                                                August __, 2002
         16.67%                                                February __, 2003